Conversion Valuation Report

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                           Valued as of March 20, 1998


                              DOUGLAS SAVINGS BANK
                                     RENAMED
                          BEN FRANKLIN BANK OF ILLINOIS

                           Arlington Heights, Illinois



              Prepared By the Board of Directors and Management of
                              Douglas Savings Bank



                             With the assistance of:


                               Ferguson & Company
                                    Suite 305
                            860 West Airport Freeway
                                 Hurst, TX 76054
                                  817-577-9558



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---------
FERGUSON      Financial
---------     Institution
& COMPANY     Consulting
---------
Suite 305
860 West Airport Frwy
Hurst, TX 76054
(817) 577-9558
(817) 577-3054 Fax


                      STATEMENT OF APPRAISER'S INDEPENDENCE
                              Douglas Savings Bank
                                     Renamed
                          Ben Franklin Bank of Illinois
                           Arlington Heights, Illinois

     We are the appraiser for Ben Franklin Bank of Illinois, ("Franklin" or "Bank") Arlington Heights, Illinois, in connection with its conversion, reorganization and issuance of Public Shares. We are submitting our independent estimate of the pro forma market value of the Franklin's stock to be issued in the conversion and reorganization. In connection with our appraisal of the to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by Franklin, its conversion counsel, its selling agent, or any other party connected with the conversion.

     Franklin has agreed to indemnify Ferguson & Company under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                        Ferguson & Company

                                        /s/ Charles M. Herbert

                                        Charles M. Hebert
                                        Principal

March 31, 1998

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---------
FERGUSON      Financial
---------     Institution
& COMPANY     Consulting
---------
Suite 305
860 West Airport Frwy
Hurst, TX 76054
(817) 577-9558
(817) 577-3054 Fax


                                        March 31, 1998

Board of Directors
Douglas Savings Bank
14 North Dryden Avenue
Arlington Heights, Illinois

Dear Directors:

     We have completed and hereby provide, as of March 20, 1998, an independent appraisal of the estimated pro forma market value of Douglas Savings Bank, renamed Ben Franklin Bank of Illinois, ("Franklin" or the "Bank"), Arlington Heights, Illinois, in connection with the conversion of Franklin from the mutual form to the stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Bank's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

     Ferguson & Company ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with Franklin's business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

     In preparing our appraisal, we have reviewed Franklin's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of Franklin that included discussions with Crowe, Chizek and Company LLP, the Bank's independent auditors, and with Silver, Freedman & Taff, L. L. P., the Bank's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     We also reviewed the economy in Franklin's primary market area and compared the Bank's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrift's stocks in particular.

     Our appraisal is based on Franklin's representation that the information contained in the Form AC and additional evidence furnished to us by the Bank and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Franklin and its auditors, nor did we independently value the Bank's assets or liabilities. The valuation considers Franklin only as a going concern and should not be considered an indication of its liquidation value.

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Board of Directors
March 31, 1998
Page 2


     It is our opinion that, as of March 20, 1998, the estimated pro forma market value of Franklin was $14,000,000 or 1,400,000 shares at $10.00 per share. The resultant valuation range was $11,900,000 at the minimum (1,190,000 shares at $10.00 per share) to $16,100,000 at the maximum (1,610,000 shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $18,515,000 (1,851,500 shares at $10.00 per share).

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

     Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Franklin, could materially affect the assumptions used in preparing this appraisal.

     The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. All updates will consider, among other things, any developments or changes in Franklin's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                        Respectfully,
                                        Ferguson & Company

                                        /s/ Charles M. Herbert

                                        Charles M. Hebert
                                        Principal

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FERGUSON & COMPANY
------------------

                                TABLE OF CONTENTS

                          Ben Franklin Bank of Illinois
                           Arlington Heights, Illinois


                                                                            PAGE
                                                                            ----
INTRODUCTION                                                                  1

SECTION I -- FINANCIAL CHARACTERISTICS                                        3

PAST & PROJECTED ECONOMIC CONDITIONS                                          3

FINANCIAL CONDITION OF INSTITUTION                                            4

         Balance Sheet Trends                                                 4

         Asset/Liability Management                                           5

         Income and Expense Trends                                           10

         Regulatory Capital Requirements                                     10

         Lending                                                             10

         Nonperforming Assets                                                16

         Loan Loss Allowance                                                 17

         Mortgage Backed Securities and Investments                          20

         Savings Deposits                                                    22

         Borrowings                                                          23

         Subsidiaries                                                        23

         Legal Proceedings                                                   23

EARNINGS CAPACITY OF THE INSTITUTION                                         23

         Asset-Size-Efficiency of Asset Utilization                          24

         Intangible Values                                                   24

         Effect of Government Regulations                                    24

         Office Facilities                                                   24


                                       i

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                         TABLE OF CONTENTS -- CONTINUED

                          Ben Franklin Bank of Illinois
                           Arlington Heights, Illinois


                                                                            PAGE
                                                                            ----
SECTION II -- MARKET AREA                                                     1

DEMOGRAPHICS                                                                  1

SECTION III -- COMPARISON WITH PUBLICLY TRADED THRIFTS                        1

COMPARATIVE DISCUSSION                                                        1

         Selection Criteria                                                   1

         Profitability                                                        2

         Balance Sheet Characteristics                                        2

         Risk Factors                                                         2

         Summary of Financial Comparison                                      3

FUTURE PLANS                                                                  3

SECTION IV -- CORRELATION OF MARKET VALUE                                     1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                               1

         Financial Aspects                                                    1

         Market Area                                                          3

         Management                                                           3

         Dividends                                                            3

         Liquidity                                                            3

         Thrift Equity Market Conditions                                      4

EFFECT OF INTEREST RATES ON THRIFT STOCK                                      4

ILLINOIS ACQUISITIONS                                                         6


                                       ii

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FERGUSON & COMPANY
------------------

                         TABLE OF CONTENTS -- CONTINUED

                          Ben Franklin Bank of Illinois
                           Arlington Heights, Illinois


                                                                            PAGE
                                                                            ----
SECTION IV -- CORRELATION OF MARKET VALUE -- continued

         Adjustments Conclusion                                               7

         Valuation Approach                                                   7

         Valuation Conclusion                                                 8


                                       iii

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FERGUSON & COMPANY
------------------

                                 LIST OF TABLES

                          Ben Franklin Bank of Illinois
                           Arlington Heights, Illinois


TABLE
NUMBER                            TABLE TITLE                               PAGE
------                            -----------                               ----

               SECTION I -- FINANCIAL CHARACTERISTICS

   1           Selected Financial and Other Data                              6
   2           Selected Operating Ratios                                      7
   3           Weighted Average Yields Earned/Rates Paid                      8
   4           Interest Rate Sensitivity Analysis                             9
   5           Interest Rate Sensitivity Net Portfolio Value                  9
   6           Regulatory Capital Compliance                                 10
   7           Analysis of Loan Portfolio                                    11
   8           Loan Activity                                                 12
   9           Average Balances, Yields, Costs                               14
  10           Rate/Volume Analysis                                          15
  11           Non-Performing Assets                                         16
  12           Analysis of Allowance for Loan Losses                         18
  13           Allocation of Allowance for Loan Losses                       19
  14           Classification of Investment Securities                       20
  14a          Contractual Maturities                                        21
  15           Deposit Portfolio                                             22
  16           Jumbo CD's at December 31, 1997                               23
  17           Office Facilities and Locations                               24

               SECTION II -- MARKET AREA

   1           Key Economic Indicators                                        2
   2           Employment by Industry                                         4
   3           Market Area Deposits                                           5


                                       iv


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FERGUSON & COMPANY
------------------

                           LIST OF TABLES -- continued

                          Ben Franklin Bank of Illinois
                           Arlington Heights, Illinois


TABLE
NUMBER                            TABLE TITLE                               PAGE
------                            -----------                               ----

               SECTION III -- COMPARISON WITH PUBLICLY TRADED THRIFTS

   1           Comparatives General                                           4
   2           Key Financial Indicators                                       5
   3           Pro Forma Comparisons                                          6

               SECTION IV -- CORRELATION OF MARKET VALUE

   1           Appraisal Adjustments to Earnings                              2
   2           Acquisitions in Illinois                                       9
   3           Recent Conversions                                            11
   4           Comparison of Pricing Ratios                                  14


                                 LIST OF FIGURES

FIGURE
NUMBER                            FIGURE TITLE                              PAGE
------                            ------------                              ----

               SECTION IV -- CORRELATION OF MARKET VALUE

   I           SNL Index                                                     15
  II           Interest Rates                                                16


                                        v

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                                    EXHIBITS

                          Ben Franklin Bank of Illinois
                           Arlington Heights, Illinois



                                  EXHIBIT TITLE
                                  -------------

Exhibit I   -- Ferguson & Company Qualifications

Exhibit II  -- Selected National, Region, State, and Comparatives Information

Exhibit III -- Financial Highlights Douglas Savings Bank

Exhibit IV  -- Comparative Group TAFS and BankSource Reports

Exhibit V   -- Pro Forma Calculations

         Pro Forma Assumptions
         Pro Forma Effect of Conversion Proceeds at the Minimum of the Range
         Pro Forma  Effect of  Conversion  Proceeds at the Midpoint of the Range
         Pro Forma  Effect of  Conversion  Proceeds  at the Maximum of the Range
         Pro Forma Effect of Conversion Proceeds at the SuperMax of the Range Pro Forma Analysis Sheet

Exhibit VI  -- Financial Highlights of Comparatives


                                       vi

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                                    SECTION I

                            FINANCIAL CHARACTERISTICS



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FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

                                  INTRODUCTION

                              DOUGLAS SAVINGS BANK
                                     Renamed
                          BEN FRANKLIN BANK OF ILLINOIS

     Ben Franklin Bank of Illinois ("Franklin" or "Bank") will operate as a federally chartered mutual savings bank located in Arlington Heights, Illinois. Franklin changed its name from Douglas Saving Bank to Ben Franklin Bank of Illinois in connection with its charter conversion from an Illinois chartered mutual savings bank to a mutual federal savings bank. Founded in 1893 as the Casmir Pulaski Savings and Loan the association operated under that title until 1938 when the name was changed to Douglas Savings and Loan Association. The Association received insurance of accounts in January of 1941 and is currently insured by the FDIC under the SAIF. In August 1967, the Association relocated from Chicago to Arlington Heights. In 1991, the name of the institution was changed to Douglas Savings Bank. The Bank now conducts its business through its main office and one branch office. The main office (14 North Dryden Place) is located in Arlington Heights, and the branch (3148 Kirchoff Road) is located in Rolling Meadows, Illinois. At December 31, 1997, the Bank had $122.59 million in total assets, $112.75 million in deposits, and equity capital of $7.8 million, which equated to 6.36% of total assets.

                          BEN FRANKLIN FINANCIAL, INC.

     Ben Franklin Financial, Inc. ("BFFI" or "the Holding Company"), a Delaware Corporation, was organized by the Bank in March 1998, for the purpose of holding all of the common stock of the Bank. The Company has received conditional approval from the Office of Thrift Supervision ("OTS") to become a savings and loan holding company through the acquisition of 100% of the capital stock of the Bank. Upon completion of the Conversion and Reorganization, the significant assets of the Company will be all of the Bank's outstanding Common Stock and the loan to the ESOP that will be used to purchase 8% of the Common Stock issued in the Conversion. The Holding Company will invest 50% of the net proceeds of the Offering, as permitted by the OTS, in the Common Stock of the Douglas Savings. The remaining net proceeds of offering, the company retains, are to be used for general business activities.

     Franklin is currently a traditional thrift. The asset composition of the institution suggests that it has primarily been managed as a traditional thrift. A traditional thrift mainly makes long-term residential loans that are funded primarily with certificates of deposits and savings accounts. The Bank has recently hired a new President and Chief Executive Officer with a commercial banking background. The new CEO has begun exploring the expansion of its lending activities. The changes anticipated in the activities of the bank have influenced  the  hiring  of  a  new  Chief  Financial  Officer,  an  experienced commercial loan officer and deposit services coordinator. Management is considering the establishment of a consumer finance subsidiary and a department that would offer loan administration and other correspondent services to credit unions. If the planned changes are completed, the Bank will began to take on the asset appearance of a commercial bank.

     The Bank offers a variety of loan products to accommodate its customer base. Single family loans, both fixed rate and adjustable rate mortgages ("ARM's") are originated. In addition, the Bank has been successful in generating volume in a fixed rate "bi-weekly" loan product and an adjustable equity line of credit. Franklin's Management has recognized the higher risk levels associated with its portfolio changes

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FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

by providing additional depth of management with commercial lending skills and expertise. In addition, the Bank has provided additional loan and lease loss reserves.

     Franklin had $65 thousand in non-performing assets at December 31, 1997 (0.05% of total assets) as compared to $461 thousand at December 31, 1996 (0.43% of total assets). The current level of nonperforming assets is nominal. Management has adequate control of the problem assets and does a more than adequate job of managing such assets. The current nonperforming asset level is not likely to have a significant impact on the future earning capacity or capital position of the Bank.

     Deposit accounts have increased during the four years from December 31, 1993, to December 31, 1997, by $34.8 million. Between December 31, 1993, and December 31, 1994, deposits increased from $77.9 million to $81.7 million. Following 1994, growth continued between 1994 and 1995 with deposits increasing $7.1 million. December 31, 1996 saw another increase of $5.5 million to $94.3 million. Between December 31, 1996, and December 31, 1997, deposits continued growing by $18.4 million to their current level of $112.8 million.

     The Bank's capital has increased both in dollar amounts and as a percentage of total asset until December 1997. At December 31, 1993, capital was $5.03 million, or 5.97% of assets, in December 31, 1994; capital had increased to 5.96 million and was now 6.09% of total assets. December 31, 1995, capital was $6.92 million and had increased to 6.69% of total assets. Between December 31, 1995, and December 31, 1996, capital increased from $6.92 million to $7.45 million, or 6.97% of total assets. At December 31, 1997, capital had increased in dollars to $7.8 million, but due to asset growth, the percent of capital to assets had decreased to 6.36%.

     Franklin's profitability, as measured by return on average assets ("ROAA") and return on average equity ("ROAE") has been in decent since December 31, 1993. At December 31, 1993, the Bank's ROAA was 0.98%. It increased slightly to 1.02%, by year-end December 31, 1994. From December 31, 1994 to December 31, 1995, ROAA declined to 0.75%. ROAA further declined to 0.44% at December 31, 1996 and fell further to 0.27% at December 31, 1997. Return on average equity has displayed a similar decline. It was 17.66%, 16.40%, 12.02%, 6.79%, and 3.97% in 1993, 1994, 1995, 1996, and 1997, respectively. The drop in the Bank performance has followed exactly the diminishing interest rate spread (average rate on interest earning assets ("IEA's") minus average rate on interest bearing liabilities ("IBL's") and the declining net interest margins (fully tax equivalent net interest/average earning assets). Interest rate spreads averaged 3.75% in 1993, 3.46% in 1994, 2.81% in 1995, 2.64% in 1996, and 2.59% in 1997.
This decline represents a 30.93% decline in average interest rate spread. The net interest margin of the Bank has declined 25.13% during the same period. In 1993, the net interest margin was 3.94%; in 1994 it was 3.69%, in 1995 it was 3.19%, 3.00% in 1996, and finally, 2.95% in 1997. Non-interest income is so limited that at its current levels it cannot have a major impact on earnings. However, non-interest expense (operating expenses) have remained well controlled. Expressed as a percent of total assets, operating income has increased from 2.04% of total assets in 1993, to 2.18% of total assets in 1997.

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FERGUSON & COMPANY                                                    Section I.
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                          I. FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

     Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward, while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995. Since early 1996, rates have moved in a narrow band. From mid-March until early June there was a slight upward trend, with the spread between the short end and the long end increasing. Early July saw the jobless rate dip, and responding to inflation fears, the rates rose slightly. In late July, Greenspan's comments sparked a rise in the Dow-Jones, but rates remained steady. Mid-August's report on the rising CPI caused a slight increase in rates, but they remained within the narrow band. The recent pass by the Federal Reserve in October 1997, to raise rates provided some stability in rates and the equities market until the latter days of October. Then the equities market demonstrated its ability to stage a market event by falling and rising rapidly without real stimulus from the economy. By November's end the market had gain most of the losses of October. Since the end of November the thrift equities market has been moving up.

     The overall economic environment has been conducive to profitability in the industry as well as in the area of equity markets. The economy continues to expand slowly, unemployment is at recent record low levels, and for the moment, inflation seems to be in restraint. However, there is some preemptive concern that the lower unemployment rates could be a harbinger of higher inflation rates. Currently, a consensus indicates that although growing, the economy is not as robust as some would desire, that inflation is for the moment under control, and that the chance of a rate increase is nominal, for the moment. These factors have caused the equities market to rise beyond the expectations of most reasonable analysts. In addition, there is tremendous pressure on the general equities market produced by the volume of new dollars entering the mutual funds market. It is unreasonable to assume that the thrift equities market would escape the buying pressures that have driven up other markets.

     The general rise in the equity market has translated into overall gains in the thrift equity market. Recently, conversion stocks have become of interest to some mutual funds and institutional buyers. These factors, coupled with the circumstances of having fewer conversions in 1996 and 1997, have produced some dramatic results in the market. The number of "conversion stock speculators" has grown as thrift and bank acquisitions have continued. The hope of a quick profit has many speculative dollars chasing fewer good conversion opportunities, bringing into play the principal of supply and demand.

     In the recent months, the thrift equities market has generally paralleled the other major equities markets. Some interim fluctuations have been caused by changes or anticipated changes in interest rates or other economic conditions that influence, or that are perceived to influence the market. In the general equities market, increased stock prices usually response to improved profits or anticipated improvements in profits, with price-to-earnings ratios increasing as increased earnings potentials are anticipated. There is little economic news that would indicate that the market will stop its upward trend although there may be periodic adjustments similar to the one in late October. However, it is not realistic to think that any market can continue to rise at a 15% to 20% rate per annum for an indefinite period, but accurately anticipating the change is unlikely.

     The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, much of the industry is still a long lender and, for the most part, a short borrower. Periods of gradually rising interest rates can be readily managed, but periods

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FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

of rapidly rising rates and interest rate spikes can negate, to a certain degree, the positive impact of adjustable rate loans and investments.

FINANCIAL CONDITION OF INSTITUTION

Balance Sheet Trends

     As Table I.1 shows, Franklin demonstrated an increase in assets during the four year period between December 31, 1993, and December 31, 1997. Assets increased from $84.2 million at December 31, 1993, to $91.9 million at December 31, 1994, to $103.4 million at December 31, 1995, to $106.9 million at December 31, 1996, and to $122.6 million at December 31, 1997. Earning assets reflect the same trend, driven mainly by increases in the loan portfolio. Earning assets were $82.5 million, $90.7 million, $101.9 million, 104.9 million and 120.3 million in 1993, 1994, 1995, 1996, and 1997, respectively. The loan portfolio reflects an overall upward trend from $67.2 million at December 31, 1993, to $93.95 million at December 31, 1997. In addition to an increasing loan portfolio, asset growth has also occurred in the investment security category. Investment securities were $8.15 million in 1993, $8.28 million in 1994, 7.23 million in 1995, $8.54 million in 1996, and 18.73 million at December 31, 1997. At December 31, 1997, 18.22 million of the investment portfolio was classified as "Available for Sale."

     Franklin's ratio of interest earning assets ("IEA's") to interest bearing liabilities ("IBL's") has been stable, reflecting 104.99%, 106.39%, 108.57%, 108.06%, and 108.07%, December 31, 1993, 1994, 1995, 1996, 1997, respectively
(see Table I.2). A declining average interest spread and a falling net interest margin have served to question the sustainability of earnings. The capital infused by the Conversion will improve profitability measured by return on assets, but the additional capital will likely have a negative impact on the return on equity calculation. It is unlikely that in the coming years Franklin will have to bear expenses like the SAIF assessment in 1996. Prospects for earnings are modest and there is an additional caveat - the high levels of interest rate risk could present some problems in a rising interest rate environment. Management's plan to change the composition of the loan portfolio needs to work if spreads, net interest margins, and profits are to be increased.

     Equity accounts increased steadily from $5.03 million at December 31, 1993, to $5.96 million at December 31, 1994, and to $6.92 million in 1995. Equity further increased to $7.45 million in 1996, and to $7.80 million at December 31, 1997. During this period, net interest margins, net interest spread, and net interest income have been declining. Profitability has trended downward during the entire five year period. The SAIF assessment recorded in 1996 produced a noticeable impact on net income when the net income for the year is compared to other years. The income for the year ended December 31, 1996, was negatively impacted by the SAIF assessment of $491 thousand. The earnings for the 12 months ending December 1997 included an excessive allocation to the reserve for loan and lease losses of $117 thousand, pretax. and there was a loss recorded on the sale of real estate of $13 thousand. In addition, the expense items for 1997, included an expenditure of $450 thousand for two separate plans providing for the director's retirement. The total pretax adjustments were $580 thousand ($349 thousand after tax). Adjusted income (appraisal income) for the 12 months ending December 31, 1997, was $647 thousand. This was an increase over the previous year, which included the SAIF assessment, but shows the downward trend in earnings. This level of income ($647 thousand) is below the historical earnings capacity of the Bank, which is shown in Table I.1.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

Asset/Liability Management

     Managing interest rate risk is a major and necessary component of the strategy used in operating a financial institution. Most of a thrift's interest earning assets are long term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include:

     (1) Making long-term loans with interest rates that adjust to market periodically,

     (2)  Investing in assets with shorter terms to maturity,

     (3)  Lengthening the terms of savings deposits, and

     (4) Seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments.

     Table I.4 contains information on contractual loan maturities at December 31, 1992. However, this table must be read in conjunction with Table I.5. Table
I.4 shows that Franklin has $39.63 million in rate sensitive interest earning assets that mature in one year or less. It further shows that Franklin also has $88.77 million in rate sensitive interest bearing liabilities that mature in one year. This produces a negative GAP of $49.14 million or -40.10% of total assets. As you continue through Table I.4, the negative cumulative GAP declines in the longer terms. Notwithstanding there is a decline in the negative Gap, the interest rate risk exposure is significant in the first year. Table I.5, which demonstrates the changes in the Net Portfolio Value ("NPV"), confirms the degree of interest rate risk imbedded in the Franklin portfolio. Assuming an instantaneous and sustained increase in interest rates of 200 basis points, the NPV would decrease by $3.42 million, or 30%. A 400 basis point increase would have a negative impact of $6.90 million. In combination, the two tables clearly confirm that Franklin's interest rate risk is significant. The additional funds obtained in the Conversion will help mitigate, to some degree, the amount of interest rate risk, if they are not placed in long-term assets. The Plan is to place conversion funds in short-term assets. This coupled with the management plan to offer new loan products of shorter maturities could lower the amount of interest rate risk.

     The Bank has significant interest rate risk and would suffer significant deterioration in profitability, as well as an erosion in the value of its portfolio equity (NPV).

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

            Table I.1 -- SELECTED CONSOLIDATED FINANCIAL INFORMATION

                                           1997       1996       1995      1994      1993
                                         -------    -------    -------    ------    ------
Selected Financial Condition Data:
----------------------------------
Total assets                             122,591    106,925    103,441    91,851    84,209
Cash and cash equivalents                  7,065      2,524      2,762     3,239     4,024
Loans receivable, net                     93,950     92,956     90,396    77,380    67,263
Mortgage-backed securities:
  Held to maturity                            89         80        698       711     3,098
  Available for sale                         495         --        523       530        --
Investment securities:
  Held to maturity                           510      1,118      3,934     4,954     8,151
  Available for sale                      18,220      7,423      3,291     3,330        --
Deposits                                 112,754     94,339     88,795    81,653    77,929
Total borrowings                              --      3,700      5,800     2,800        --
Total equity                               7,800      7,450      6,920     5,958     5,030

Selected Operations Data:
-------------------------
Total interest income                      7,972      7,775      7,127     6,129     6,022
Total interest expense                     4,837      4,681      4,164     3,027     2,926
                                         -------    -------    -------    ------    ------
  Net interest income                      3,135      3,094      2,963     3,102     3,096
Provision for loan losses                    150         33         31        14         1
                                         -------    -------    -------    ------    ------
  Net interest income after
    Prov. for loan losses                  2,985      3,061      2,932     3,088     3,095

Fees and service charges                     150        148        140       127       123
Gain on sales of securities                    1         --         --        --         2
Other non-interest income                     --         13         12         7        --
                                         -------    -------    -------    ------    ------
Total non-interest income                    182        161        152       134       133
Total non-interest expense                 2,668      2,441      1,873     1,757     1,720
                                         -------    -------    -------    ------    ------
Income before taxes                          499        781      1,211     1,465     1,508
Income tax provision                         201        312        484       564       590
Extraordinary item                            --         --         --        --      (102)
                                         -------    -------    -------    ------    ------
Net income                                   298        469        727       901       816
                                         =======    =======    =======    ======    ======

Source: Offering Circular

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

              Table I.2 -- Selected Operating Ratios and Other Data

                                               1997      1996      1995      1994      1993
                                              ------    ------    ------    ------    ------
Selected Financial Ratios & Other Data:
---------------------------------------
Performance Ratios:
Return on assets (ratio of net income
  to average total assets)                      0.27%     0.44%     0.75%     1.02%     0.98%
Return on equity (ratio of net income
  to average equity)                            3.97%     6.79%    12.02%    16.40%    17.66%

Interest rate spread information:
Average during period                           2.59%     2.64%     2.81%     3.46%     3.75%
End of period                                   2.42%     2.75%     2.77%     3.28%     3.62%
Net interest margin                             2.95%     3.00%     3.19%     3.69%     3.94%

Ratio of operating expense to average
  total assets                                  2.42%     2.29%     1.94%     1.99%     2.07%
Efficiency ratio                               80.43%    74.99%    60.13%    54.30%    53.27%
Ratio of average interest-earning assets
  to average interest-bearing liabilities     108.07%   108.06%   108.57%   106.39%   104.99%

Asset Quality Ratios:
Non-performing assets to total assets           0.05%     0.43%     0.13%     0.02%     0.09%
Allowance for loan losses to
  non-performing loans                        618.46%    58.35%   172.93%  1152.94%   233.33%
Allowance for loan losses to gross loans        0.43%     0.29%     0.25%     0.25%     0.27%

Capital Ratios:
Equity to total assets at end of period         6.36%     6.97%     6.69%     6.49%     5.97%
Average equity to average assets                6.80%     6.48%     6.25%     6.23%     5.55%

Other Data:
Number of full-service offices                     2         2         2         2         2

Source: Offering Circular

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

             Table I.3 -- Weighted Average Yields Earned/Rates Paid

                        At December 31 of Years Indicated

                                      1997        1996        1995       1994       1993
                                    -------     -------     -------     ------     ------
Loans                                  7.74%       7.74%       7.85%      7.68%      7.45%
-----
  Principal                          94,415      93,225      90,626     77,577     67,445
  Projected interest                  7,308       7,214       7,117      5,961      5,026

Securities                             6.45%       6.37%       6.42%      6.21%      6.59%
----------
  Book value                         18,680       8,592       8,010      8,204      8,151
  Projected interest                  1,205         547         514        509        537

Fed funds sold                         6.00%       0.00%       0.00%      0.00%      2.88%
--------------
  Principal                           3,900          --          --         --        500
  Projected interest                    234          --          --         --         14

Other interest-earning deposits        6.47%       6.50%       4.86%      5.90%      2.79%
-------------------------------
  Principal                           1,394       1,878       2,227      2,551      2,899
  Projected interest                     90         122         108        151         81

Total asset principal               118,389     103,695     100,863     88,332     78,995
Total asset projected earnings        8,837       7,884       7,740      6,621      5,658

Yield                                  7.46%       7.60%       7.67%      7.50%      7.16%
-----

Deposits                               5.04%       4.77%       4.83%      4.15%      3.54%
--------
  Principal                         112,754      94,339      88,795     81,653     77,929
  Projected interest                  5,683       4,500       4,289      3,389      2,759

Fed funds purchased                    0.00%       7.00%       6.06%      6.00%      0.00%
-------------------
  Principal                              --       3,700       5,800      2,800         --
  Projected interest                     --         259         351        168         --
Total liability principal           112,754      98,039      94,595                77,929
                                                                        84,453
Total liability projected expense     5,683       4,759       4,640      3,557      2,759
Cost                                   5.04%       4.85%       4.91%      4.21%      3.54%
Spread                                 2.42%       2.75%       2.77%      3.28%      3.62%

Source: Offering circular

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

                 Table I.4 -- Interest Rate Sensitivity Analysis

                                        As of December 31, 1997 (*)
                                    ----------------------------------
                                       One         Over         Over
                                      Year         One          Three
                                       Or           To           To
                                      LESS        3 Years      5 Years
                                    --------     --------     --------
                                              (In Thousands)

          Cumulative RSA            $ 39,630     $ 72,826     $ 97,128

          Cumulative RSL              88,773      107,193      109,516
                                    --------     --------     --------
          Cumulative Gap            $(49,143)    $(34,367)    $(12,388)
                                    --------     --------     --------
          Cumulative GAP/Assets       -40.10%      -28.04%      -10.00%
                                    --------     --------     --------

          (*) Most recent information available at writing.

Source: Illinois Office of Banks and Real Estate


                       Table I.5 -- Interest Rate Sensitivity
                       --------------------------------------
                               Net Portfolio Value

                             As of December 31, 1997

                                                  $ Change    % Change
          Changes (In Basis Points)                  In          In
            in Interest Rates (1)      $ Amount      NPV         NPV
          -------------------------    -------------------------------
                                            (Dollars in Thousands)

                   +400 BP              $ 4,351    $-6,903      -61%
                   +300 BP                6,250     -5,004      -44%
                   +200 BP                7,839     -3,415      -30%
                   +100 BP                9,825     -1,429      -13%
                      0 BP               11,254          0
                   -100 BP               11,071       -193       -2%
                   -200 BP               12,539      1,285       11%
                   -300 BP               11,792        538        5%
                   -400 BP               12,770      1,516       13%


          (1) Assumes an instantaneous and sustained uniform change in interest rates at all maturities.

Source: Illinois officer of Banks and Real Estate

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

Income and Expense Trends

     Franklin was profitable for the five years ending December 31, 1997. Profits stated as a return on average assets have been in decline. Return on average assets was 0.98%, 1.02%, 0.75%, 0.44%, and 0.27%, at December 31, 1993,
1994, 1995, 1996, 1997, respectively (see Table I.2). As discussed earlier, this earnings performance is below thrift peer average and reflects the shrinking net interest spreads and net interest margins. In addition, having the lack of ability to reprice in excess of 50% of the loan portfolio compounds to the overall lack of profitability. The earnings for the year ending December 31, 1996, is one of the lowest in the five years reported above, and that was the period that absorbed the SAIF assessment. The adjusted earnings (appraisal earnings) for 1997 are better than 1996, but reflect the general downward trend in earnings. The ability to generate core earnings will improve with the anticipated infusion of capital generated by the Conversion. It is likely that Franklin will continue to have lower than peer's average earnings until the composition of the loan portfolio is completed

Regulatory Capital Requirements

     As Table I.6 demonstrates, Franklin meets all regulatory capital requirements and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.


                   Table I.6 -- Regulatory Capital Compliance
                                December 31, 1997
                                     Capital
                   ------------------------------------------
                                                               Excess
                                   Required      Actual      (Deficit)
                                   --------      ------      ---------
                                             (In thousands)

          GAAP Capital                           $7,800
          Tangible Capital          $1,830       $7,426        $5,596
          Core Capital              $3,659       $7,426        $3,767
          Risk-based Capital        $5,574       $7,828        $2,254

Source: Franklin's unaudited financial statements, and F&C calculations.


Lending

     Table I.7 provides an analysis of the Bank's loan portfolio by type of loan security. This analysis shows that Franklin's loan composition still reflects a commitment to one-to-four-family dwelling loans. The concentration of assets in the residential lending market has played a significant part in the lowering of spreads and net interest margins. As many of the fixed rate loans refinance the net income decreased at faster rate than the interest expense on the deposit base decreased. This is compounded by strong competition in the local market for deposits.

     Table I.8 provides information with respect to loan originations, purchases, and repayments. It also clearly shows the dependency upon one-to-four-family for portfolio volume. Moreover, the table relates the impact upon the types of loans originated by changing interest rates. In the year ended December 31, 1995, the Bank originated $30.2 million in loans. As rates fell in the years ending December 31, 1996, and 1997, we can see the impact of the refinancing activity. Fixed rate loans were practically double the volume of adjustable rate loans. The only conclusion that can be drawn from the information in Table I.8 is that the strategy of changing the portfolio composition is correct and should be implemented.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

                     Table I.7 -- Loan Portfolio Composition

                                                      At December 31,
                                          --------------------------------------
                                                 1997                 1996
                                          -----------------    -----------------
                                          Amount    Percent    Amount    Percent
                                          ------    -------    ------    -------
                                                  (Dollars in thousands)
Mortgage Loans:
  One- to four-family                     78,745     83.70%    76,681     82.50%
  Construction                                 0         0          0         0
  Land                                         0         0          0         0
                                          --------------------------------------
    Total mortgage loans                  78,745     83.70     76,681     82.50%
                                          --------------------------------------
Consumer Loans:
  Home equity and second mortgage         14,340     15.24%    15,184     16.34%
  Automobile                                 350      0.37%       160      0.17%
  Loans secured by deposits                   99      0.11%        92      0.10%
  Home improvement loans                     161      0.17%       251      0.27%

  Other                                      386      0.41%       584      0.63%
                                          --------------------------------------
Sub Total                                 15,336     16.30%    16,271     17.50%
                                          --------------------------------------
    Total loans                           94,081    100.00%    92,952    100.00%
                                          ======================================
Less:
Undisbursed portions of loans in process       0                    0
Net deferred loans fees                     -271                 -273
Allowance for loan losses                    402                  269
                                          ------               ------
Total loans receivable, net               93,950               92,956
                                          ======               ======

Source: Offering Circular


     Table I.8 below clearly demonstrates why Franklin can currently only be considered a traditional thrift. The information reveals that residential loans are the major portion of the loan portfolio. Fixed rate loans are originated at a rate nearly two times that of the adjustable rate loans. Management states that competitive pressures limit the availability of adjustable loan product. In addition, customers have become much more sophisticated in financial matters adding to the problem with generating adjustable loan products. Alternative lending products that are normally adjustable or have rapid repayments are needed to combat the spread problem.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

       Table I.8 -- Loan Activity -- Origination's -- Sales -- Repayments

                                                  1997        1996        1995
                                                -------------------------------
                                                       ($ In Thousands)
Beginning of Year
  1 to 4 family (includes HEL and HIL)           92,116      90,156      77,181
  Consumer                                          836         490         430
  Commercial                                         --          --          --
  Other items (fees, AFLL)                            4        (250)       (231)
                                                -------------------------------
                                                 92,956      90,396      77,380
Originations -- adjustable
  1 to 4 family (includes HEL and HIL)            5,086       7,084       8,057
  Consumer                                           25          --          --
  Commercial                                         --          --          --
                                                -------------------------------
                                                  5,111       7,084       8,057
Originations -- fixed
  1 to 4 family (includes HEL and HIL)           10,550      12,744      21,354
  Consumer                                          263         435         144
  Commercial                                         --          --          --
                                                -------------------------------
                                                 10,813      13,179      21,498
Purchases
  1 to 4 family (inc. HEL and HIL)                4,091          --          --
                                                  4,091          --          --
Change in
  Loans in process                                   --         227        (104)
  Deferred loan costs                                (2)         66         119
  Allowance                                        (133)        (39)        (34)
                                                -------------------------------
                                                   (135)        254         (19)
Sales and repayments (force)
  1 to 4 family (includes HEL and HIL)          (14,707)    (17,581)    (16,436)
  Consumer                                         (289)        (89)        (84)
  Commercial                                         --          --          --
  1 to 4 family sold                             (3,890)       (287)         --
                                                -------------------------------
                                                (18,886)    (17,957)    (16,520)
                                                -------------------------------
End of Year
  1 to 4 family (inc. HEL and HIL)               93,246      92,116      90,156
  Consumer                                          835         836         490
  Commercial                                         --          --          --
  Other items (fees, AFLL)                         (131)          4        (250)
                                                -------------------------------
                                                 93,950      92,956      90,396
Total change in net loans                           994       2,560      13,016
                                                ===============================

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

     Table I.9 provides rates, yields, and average balances for the three years ended December 31, 1995, 1995, and 1997. Net interest income increased from $2.96 million at December 31, 1995, to $3.09 million at December 31, 1996. From December 31, 1996, to December 31, 1997, it increased once again to $3.14 million. Increasing dollar amounts of income belie the actual profitability of the institution. Net interest margins and net interest spreads have been on the decline. Net interest spreads were 2.81%, 2.64%, and 2.59%, at the end of
December 31, 1995, 1996, and 1997, respectively. There has been a stable relationship between interest earning assets ("IEA's"), and interest bearing liabilities ("IBL's"). In 1995, IEA's were 108.57% of IBL's. In 1996, they were 108.06% and 108.07% in 1997. The impact of lower priced loan transactions being funded with deposits that have a rising cost bring to question the sustainability of the current level of profitability.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

                 Table I.9 -- Rates, Volumes and Average Yields

                                                         1997                          1996                          1995
                                             ---------------------------   ---------------------------   ---------------------------
                                             Average             Average   Average             Average   Average             Average
                                             Balance   Interest    Rate    Balance   Interest    Rate    Balance   Interest    Rate
                                             -------   --------  -------   -------   --------  -------   -------   --------  -------
INTEREST-EARNING ASSETS ("IEA")
-------------------------------
Loans receivable                              93,732     7,209    7.69%     93,285     7,196    7.71%     82,909     6,506    7.85%
Investment securities                         10,629       688    6.47%      8,866       562    6.34%      9,443       600    6.35%
Federal funds sold                             1,064         9    5.55%         --        --    0.00%         --        --    0.00%
Other IEA's (FHLB Time)                          725        16    2.21%        818        17    2.08%        479        21    4.38%
                                             -------------------------     -------------------------      ------------------------
                                             106,150     7,972    7.51%    102,969     7,775    7.55%     92,831     7,127    7.68%
Non-interest earning assets                    4,229                         3,727                         3,905
                                             -------                       -------                        ------
    Total assets                             110,379                       106,696                        96,736
                                             =======                       =======                        ======
INTEREST-BEARING LIAB. ("IBL's)
-------------------------------
Savings and certificates of deposit           83,262     4,289    5.15%     76,128     3,970    5.21%     71,945     3,695    5.14%
Demand and NOW deposits                       10,917       321    2.94%     12,012       315    2.62%                  307    2.82%
FHLB advances (GL 221003 & 4420)                  --        --    0.00%      1,834       104    5.67%         --        --    0.00%
Federal funds purchased (GL 222002 & 4421)     4,048       227    5.61%      5,311       292    5.50%      2,694       162    6.01%
                                             -------------------------     -------------------------      ------------------------
                                              98,227     4,837    4.92%     95,285     4,681    4.91%     85,507     4,164    4.87%
                                                        --------------                --------------                 -------------
Non-interest bearing liabilities               4,641                         4,502                         5,180
                                             -------                       -------                        ------
    Total liabilities                        102,868                        99,787                        90,687
Equity                                         7,511                         6,909                         6,049
                                             -------                       -------                        ------
    Total liabilities and equity             110,379                       106,696                        96,736
                                             =======                       =======                        ======
Net Interest/Spread                                     $3,135    2.59%               $3,094    2.64%               $2,963    2.81%
                                                        ==============                ==============                ==============
Margin                                                            2.95%                         3.00%                         3.19%
                                                                  ====                          ====                          ====
IEA's IBL's                                   108.07%                       108.06%                       108.57%
                                              ======                        ======                        ======

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

     Table I.10 provides a rate volume analysis, measuring differences in interest earning assets ("IEA's") and interest bearing liabilities ("IBL's"), and the interest rates thereon comparing the year ended December 31, 1995, with December 31, 1996, and then comparing the year ended December 31, 1996, with December 31, 1997. The table shows the effect of the changes in interest income and funding cost between 1995 and 1996 produced an increase in net interest income of $131 thousand ($3,094 - $2,963) shown in Table I.9. Creating that increase was total change in interest income of $648 thousand, that was due to an increase in income of $774 thousand due to volume, and a negative change of $127 thousand due to rates. On the expense side, interest expense increased $515 thousand for the same period. That increase was the result of an increase in volume of $497 thousand and an increase in rates of $20 thousand. The results for the 1995-1996 period were an increase of $131 thousand ($648 thousand - $517 thousand).

     The period between 1996 and 1997 shows an increase in income of $41 thousand ($3,094 - $2,963) shown in Table I.9. That increase created a total change in interest income of $197 thousand that was due to an increase in interest income of $205 thousand due to volume and a decrease in income of $8 thousand due to rates. The offsetting interest expense had an increase of $156 thousand, which was the result of an increase in interest expense of $163 thousand due to increased volumes, and a negative $7 thousand that was due to rates. The result for the 1996-1997 period was an increase of $41 thousand ($197 thousand - $156 thousand).


                       Table I.10 -- Rate Volume Analysis

                                                  1997-1996                  1996-1995
                                           ------------------------   ------------------------
                                                    Change   Change            Change   Change
                                            Total   Due To   Due To    Total   Due To   Due To
INTEREST-EARNING ASSETS                    Change   Volume    Rate    Change   Volume    Rate
-----------------------                    ------   ------   ------   ------   ------   ------
Loans receivable                              13       34     (21)      690      802     (112)
Investment securities                        126      114      12       (38)     (37)      (1)
Federal funds sold                            59       59      --        --       --       --
Other interest-earning assets (FHLB Time)     (1)      (2)      1        (4)      10      (14)
                                           ------------------------   ------------------------
                                             197      205      (8)      648      775     (127)
INTEREST-BEARING LIABILITIES
----------------------------
Savings and certificates of deposit          319      368     (49)      275      217       58
Demand and NOW deposits                        6      (30)     36         8       31      (23)
FHLB advances                               (104)    (104)     --       104      104       --
Federal funds purchased                      (65)     (71)      6        --      145      (15)
                                           ------------------------   ------------------------
                                             156      163      (7)      517      497       20

Net Interest/Spread                           41       42      (1)      131      278     (147)
                                           ========================   ========================

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

                       Table I.11 - Non-Performing Assets

                                                  1997     1996     1995     1994    1993
                                                -------  -------  -------  -------  ------
Nonaccrual loans:
  1-4                                                --       --       --       --       9
  Multi- family                                      --       --       --       --      --
  Construction                                       --       --       --       --      --
  Consumer                                           --       --       --       --      --
                                                -------  -------  -------  -------  ------
                                                     --       --       --       --       9
                                                -------  -------  -------  -------  ------
Accruing delinquent more than 90 days:
  1-4                                                65      155      133       17      69
  Multi- family                                      --       --       --       --      --
  Construction                                       --       --       --       --      --
  Consumer                                           --       --       --       --      --
                                                -------  -------  -------  -------  ------
                                                     65      155      133       17      69
                                                -------  -------  -------  -------  ------
Foreclosed assets:
  1-4                                                --      306       --       --      --
  Multi- family                                      --       --       --       --      --
  Construction                                       --       --       --       --      --
  Consumer                                           --       --       --       --      --
                                                -------  -------  -------  -------  ------
                                                     --      306       --       --      --
                                                -------  -------  -------  -------  ------
    Total nonperforming assets                       65      461      133       17      78
                                                =======  =======  =======  =======  ======
      Total assets                              122,591  106,925  103,441   91,851  84,209

Allowance for loan losses                           402      269      230      196     182
                                                -------  -------  -------  -------  ------
Non-performing assets to total assets              0.05%    0.43%    0.13%    0.02%   0.09%
                                                -------  -------  -------  -------  ------
Allowance for loan losses/non-performing loans   618.46%   58.35%  172.93% 1152.94% 233.33%
                                                -------  -------  -------  -------  ------

Source: Offering Circular


Non-performing Assets

     As shown in Table I.11 above Franklin's total non-performing loans as of December 31, 1997, were a nominal $65 thousand and represented 0.05% of total loans. All of the non-performing loans as of that date were secured. The level of non-performing assets does not appear to be a significant threat to the capitalization or future earnings of the institution.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

Loan Loss Allowance

     The following table (Table I.12) sets forth an analysis of the Bank's allowance for possible loan losses for the periods indicated. As of December 31, 1997, the provision for loan and lease losses was equal to 0.43% of gross loans and 6.18 times non-performing loans. Considering the conservative underwriting of Management and the management of credit risk in the recent past, the Allowance for Loan and Lease Losses is adequate.

     Significant increases to the loan loss reserves were made during the year ended December 31, 1997. These increases in loan loss reserves were not dictated by historical experience or anticipated losses, but instead were provisions made to adjust the percentage to levels that were more near a banking peer average.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

               Table I.12 -- Analysis of Allowance for Loan Losses

                                                           Year Ended December 31,
                                                   ----------------------------------------
                                                   1997     1996     1995     1994     1993
                                                   ----     ----     ----     ----     ----
                                                            (Dollars in thousands)
Allowance at beginning of period.                  $269     $230     $196     $182     $181
Provision for loan losses                           150       33       32       14        1
Recoveries
  Mortgage loans
    One-to four-family                               --       --       --       --       --
    Commercial                                       --        6        2       --       --
    Construction                                     --       --       --       --       --
    Land                                             --       --       --       --       --
  Consumer loans
    Home equity and second mortgage                  --       --       --       --       --
    Automobile                                       --       --       --       --       --
    Loans secured by deposit accounts                --       --       --       --       --
    Unsecured                                        --       --       --       --       --
    Other                                            --       --       --       --       --
  Commercial business loans                          --       --       --       --       --
                                                 ------   ------   ------   ------   ------
      Total recoveries                               --        6        2       --       --
                                                 ------   ------   ------   ------   ------
Charge-offs
  Mortgage loans
    One-to four-family                               --       --       --       --       --
    Multi-family                                     --       --       --       --       --
    Commercial                                       --       --       --       --       --
    Construction                                     --       --       --       --       --
    Land                                             --       --       --       --       --
  Consumer loans
    Home equity and second mortgage                  17       --       --       --       --
    Automobile                                       --       --       --       --       --
    Credit card                                      --       --       --       --       --
    Loans secured by deposit accounts                --       --       --       --       --
    Other                                            --       --       --       --       --
  Commercial business loans                          --       --       --       --       --
                                                 ------   ------   ------   ------   ------
      Total charge-offs                              17       --       --       --       --
                                                 ------   ------   ------   ------   ------
      Net charge-offs                                17       -6       -2       --       --
                                                 ------   ------   ------   ------   ------
        Balance at end of period                   $402     $269     $230     $196     $182
                                                 ------   ------   ------   ------   ------
Allowance for loan losses as a % of
  nonperforming loans at the end of the period   618.45%  173.55%  172.93%  1152.9%  233.33%

Source: Offering Circular and Audited Financial Statements of Franklin

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

     Table I.13 shows the allocation of the loan loss allowance among the various loan categories for the years ending December 31, 1993, 1994, 1995, 1996, and 1997.

                 Table I.13 -- Allocation of Loan Loss Allowance

                                                                            At December 31,
                                    ----------------------------------------------------------------------------------------------
                                           1997               1996               1995               1994               1993
                                    ------------------ ------------------ ------------------ ------------------ ------------------
                                             Percent            Percent            Percent            Percent            Percent
                                             of Loans           of Loans           of Loans           of Loans           of Loans
                                           In Category        In Category        In Category        In Category        In Category
                                             to Total           to Total           to Total           to Total           to Total
                                    Amount    Loans    Amount    Loans    Amount    Loans    Amount    Loans    Amount    Loans
                                    ------ ----------- ------ ----------- ------ ----------- ------ ----------- ------ -----------
                                                                           ($ In Thousands)
         Mortgage loans:  One-to four-family $158 83.70% $155 82.50% $151 83.50%
$130  83.24%  $114  84.17%  Multi-family  Commercial  Construction  1 0.40% Land
Nonmortgage  loans  Consumer loans 9 0.89% 10 0.90% 7 0.54% 6 1.18% 5 0.46% Home equity  and  second  mortgage  72 15.41% 76 16.60% 72 15.96% 60 15.58% 50 14.97%
Automobile  Credit card Loans  secured by deposits  Unsecured  Other  Commercial business loans  Unallocated  163 -- 28 -- 0 0 -- 0 11 -- ---- ------ ---- ------
---- ------ ---- ------ ---- ------ Total allowance for loan losses $402 100.00%
$269 100.00% $230 100.00% $196 100.00% $181 100.00%            Source:  Offering
Circular

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

     The preceding table (Table I.13) allocates the allowance for loan losses by loan category at the dates indicated. The allocation of the allowance to each category is not necessarily indicative of future losses and does not restrict the use of the allowance to absorb losses in any other category.

Mortgage-Backed Securities and Investments

     Table  I.14  provides  a  breakdown  of   mortgage-backed   securities  and
investments as of December 31, 1997.

                            Table I.14 -- Investments

                                     December 31,1997      December 31,1996      December 31,1995
                                   --------------------  --------------------  --------------------
                                   Carrying              Carrying              Carrying
                                     Value   % of Total    Value   % of Total    Value   % of Total
                                   --------  ----------  --------  ----------  --------  ----------
                                                        (Dollars in Thousands)
Securities Held to Maturity:
  U.S. government securities           --        0.00%     1,017      12.90%       500       7.44%
  Federal agency obligations          510        2.83%        --       0.00%     3,333      49.62%
  Municipal bonds                      --        0.00%       101       1.28%       101       1.50%
Securities Available for Sale:
  U.S. government securities           --        0.00%        --       0.00%        --       0.00%
   Federal agency obligations       17,536      97.17%     6,765      85.82%     2,783      41.43%
   Municipal bonds                      --       0.00%        --       0.00%        --       0.00%
                                    18,046     100.00%     7,883     100.00%     6,717     100.00%
Other interest-earning assets:
  Interest bearing deposits banks    2,611      32.08%     1,878      54.34%     2,227      63.12%
  FHLB stock                           944      11.60%       920      26.62%       793      22.48%
  FHLMC stock                          652       8.01%       626      18.11%       476      13.49%
  US League Insurance stock             32       0.39%        32       0.93%        32       0.91%
  Federal funds sold                 3,900      47.92%        --       0.00%        --       0.00%
      Total                          8,139     100.00%     3,456     100.00%     3,528     100.00%
Mortgage-backed securities:
  Held to Maturity
    FNMA                                79      13.76%        80      13.63%        81       6.63%
    FHLMC                               --       0.00%        --       0.00%       617      50.53%
                                        79      13.76%        80      13.63%       698      57.17%
  Available for Sale
    FNMA                                --       0.00%        --       0.00%        --       0.00%
    FHLMC                              495      86.24%       507      86.37%       523      42.83%
                                       495      86.24%       507      86.37%       523      42.83%
      Total                            574     100.00%       587     100.00%     1,221     100.00%

Source: Offering Circular

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

         Table I.14a -- Contractual Maturities of the Bank's Securities

                                      At December 31, 1997
                               ----------------------------------
                                Less Than    1 to 5      5 to 10      Total Securities
                                 1 Year       Years       Years    ----------------------
                               Book Value  Book Value  Book Value  Book Value  Fair Value
                               ----------  ----------  ----------  ----------  ----------
                                                     (In Thousands)
Federal Agency Obligations        $301       $16,738     $1,000      $18,039     $18,063
Mortgage-backed Securities          --           587         --          587         574
  Total Investment Securities     $301       $17,325     $1,000      $18,626     $18,637

Weighted Average Yield            5.36%         6.49%      6.60%        6.48%

Source: Offering Circular


     Table I.14 is notable for showing that as December 31, 1997, the portion of the investment portfolio that was classified as "Held to Maturity" totaled $510 thousand or 2.83%% of investment securities. Investment securities that were classified as "Available for Sale" totaled $17.54 million or 97.17% of the securities portfolio. Total MBS' were only $574 thousand and 86.24% were classified as "Available for Sale." At December 31, 1997, Franklin had no trading securities. Having a large portion of all investments classified "Available for Sale" enhances actual liquidity of the institution and provides Management with the flexibility to properly manage the investment portfolio of the Bank. All securities classified as "Available for Sale" are carried at their fair value as of December 31, 1997. In addition, as of December 31, 1997, the market value of the portfolio was $18.64 million (see Table I.14a.

     Management has not committed a significant amount of its assets to Mortgage-Backed Securities ("MBS's"). This is due mainly to the strong demand for loans in the primary assessment area. The majority U.S. Government securities and agencies have a maturity that is greater than one year but less than five years. The deposits in domestic banks and Fed funds have maturities of less than one year.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

                         Table I.15 -- Deposit Portfolio

        Deposits programs in the Bank at December 31, 1997, 1996 and 1995

                                       1997                1996                1995
                                ------------------  ------------------  ------------------
                                           Percent             Percent             Percent
                                 Amount   Of Total   Amount   Of Total   Amount   Of Total
                                 ------   --------   ------   --------   ------   --------
                                                  (Dollars in Thousands)
Transaction & Savings Deposits
------------------------------
Passbook accounts               $ 18,126    16.08%  $18,029     19.11%  $17,913     20.17%
NOW accounts                       9,033     8.01%    7,279      7.72%    7,741      8.72%
Money market accounts              7,840     6.95%    5,011      5.31%    6,000      6.76%
    Total non-certificates        34,999    31.04%   30,319     32.14%   31,654     35.65%

Total Certificates                77,755    68.96%   64,020     67.86%   57,141     64.35%

    Total Accounts              $112,754   100.00%  $94,339    100.00%  $88,795    100.00%

Source: Offering circular


Savings Deposit

     The Bank offers a variety of deposit products that have a wide range of interest rates and terms. As the general customer base continues to become more sophisticated, Franklin is likely to become more susceptible to short-term interest rate changes. The Bank experiences a higher cost of funds than its peers, mainly due to its mix of transaction accounts and certificate accounts. In addition, in the recent past, Franklin has been "paying up" for new accounts (mainly certificates) and then lowering rates. They have been effective in retaining a high percent of the accounts, after lowering the rates. The success is noted, but the "paying up" portion of the equation has taken its toll on profitability.

     At December 31, 1997, Franklin's deposit portfolio of $112.75 million was composed as follows: passbook savings--$18.12 million, or 16.08%; NOW accounts--$9.03 million, or 8.01%%, and certificate accounts--$77.76 million, or 68.96%. Certificates totaling $58.66 million, or 75.44% of total certificates, mature in less than one year.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

     Franklin has limited dependency on jumbo certificates of deposit. At December 1997, the Bank had $11.76 million in certificates that were issued for $100 thousand or more, or 10.43% of its total deposits (see Table I.16). The jumbo dependency is not considered excessive.


                  Table I.16 -- Jumbo CD's at December 31, 1997

                Time Deposits over $100,000 -- Maturity Schedules

                                                  Certificates of
                Maturity Period                       Deposits
                ---------------                   ---------------
                Three months or less                  $ 3,144
                Over three through six  mo.             3,478
                Over six through 12 months              2,991
                Over 12 months                          2,153
                                                      =======
                                                      $11,766
                                                      =======
Source: Offering circular


Borrowings

     At December 31, 1997, Franklin was a member of FHLB of Chicago and had the availability of advances from the FHLB. However, no advances were used. The Bank did at December 31, 1997 have $3.9 million in Federal funds sold. Advances are not being utilized at this time, but remain a viable alternative source of funding to the Bank.

Subsidiaries

     At December 31, 1997, Franklin had no subsidiaries.

Legal Proceedings

     From time to time, Franklin becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Bank, no legal proceedings are in process or pending that would have a material effect on Franklin's financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

     As in any interest sensitive industry, the interest rate environment will affect the future earnings capacity of Franklin. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate loans, fixed rate loans, and adjustable loans as rates decline.

     Franklin is no exception to the aforementioned paradox. However, with its current asset and liability structure, the effect of rising interest rates will have less negative impact on earnings. Management's strategy of offering an array of loan products that provide additional repricing opportunities through the cash flow of payments or in the adjustability of rates will mitigate the effects of interest rate risk, and help sustain the Bank's profitability.

FERGUSON & COMPANY                                                    Section I.
------------------                                                    ----------

     The addition of capital through the conversion will allow Franklin to grow. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio. However, growth and additional leverage will likely be well controlled to maintain the current acceptable risk levels inherent in the Bank's asset base.

Asset-Size-Efficiency of Asset Utilization

     At its current size and in its current asset configuration, Franklin is an efficient operation. With total assets of approximately $122.59 million, Franklin has 31 full time equivalent employees. Franklin does not have the infrastructure that will be needed to complete the changes now anticipated by Management. Consequently, some employee growth is anticipated.

Intangible Values

     Franklin's greatest intangible value lies in its loyal deposit base, its loan portfolio, its excellent staff of officers and employees, and its history of service to its community. Franklin has a 105-year history of sound operations, well-managed growth, and earnings. The Bank currently has 5.53% of the deposit market in its area, and it has the ability to increase market share (see Table II.3 in Section II).

     Franklin has no significant intangible values beyond a small amount of loan
service   rights   (valued  at  $212  thousand)  that  could  be  attributed  to unrecognized asset gains.

Effect of Government Regulations

     Government regulations will have the greatest impact in the area of cost of compliance and reporting. The Conversion will create an additional layer of regulations and reporting, and thereby increase the cost to the Bank. Moreover, no future plans currently exist to make additional acquisitions, purchase additional branches, or complicate operations with matters that would add to reporting and regulatory compliance. However, economic situations change, and if an appropriate opportunity arises, it will be considered, and a proper request will be made of the regulators, if necessary.

Office Facilities

     Franklin's main office is an adequately maintained facility. Table I.17 provides information on all of the Bank's offices. The Bank's facilities are currently adequate for the convenience and needs of the Bank's customer base.

                  Table I.17 -- Office Facilities and Locations

                                                 Year     Square    Net Book   Owned or
Physical address                                Opened   Footage   Value (1)    Leased
----------------                                ------   -------   ---------   --------
                                                                    ($000's)
Main Office:
------------
14 North Dryden Avenue, Arlington Heights, IL    1977     8,345       $184      Leased

Branch Office:
--------------
3148 Kirchoff Rd. Rolling Meadows, IL            1991     3,300         20      Leased
                                                                      ----
    Total                                                             $204

(1) Cost less accumulated depreciation and amortization of leasehold improvements.

Source: Franklin's unaudited financial statement and the Offering Circular.

                                   SECTION II

                                   MARKET AREA

FERGUSON & COMPANY                                                   Section II.
------------------                                                   -----------

                                 II. MARKET AREA

DEMOGRAPHICS

     Franklin operates from its main office located at 14 North Dryden Road in Arlington Heights, Illinois. In addition to its home office, it has one branch office that is located at 3148Kirchoff Road, Rolling Meadows, Illinois. Rolling Meadows is contiguous to Arlington Heights and both are northwestern suburbs of the City of Chicago, which is in the northeastern part of Illinois.

     Franklin considers its primary Assessment Area to be the two Zip Codes in which Arlington Heights and Rolling Meadows are located. These Zip Codes are 60004 and 60008. Table II.1 below, presents historical and projected trends for the United States, Illinois, Cook County, Zip Code 60004, and Zip Code 60008. The information addresses population, income, employment, and housing trends.

     As indicated in Table II.1 below, the State of Illinois, Cook County, Zip Code 60004, and Zip Code 60008 have experienced nominal growth rates in terms of population, when compared to the growth rate of the United States. The State of Illinois experienced a growth rate from 1990 to 1996 of 4.13%, which is lower than the recorded growth rate of 6.67% for the United States. Within the trade area, Cook County grew 0.61%, Zip Code 60004 grew 1.56% and Zip Code 60008 grew 3.03%. Future prospects are less than historical growth rates. Between 1996 and 2001, the State is expected to grow 3.18%; Cook County is expected to grow 0.49%, and the two Zip Codes are expected to grow 0.92% and 1.62%, respectively. Growth rates between 1996 and 2001 are not as good as those recorded in the previous six years, but the growth will continue, and is not considered bad for an area that has been established for a considerable length of time.

     Another important demographic factor about Franklin's Assessment Area is the Household Income Estimates for 2001. The future prospects of this portion of the economic indicators are dismal at first glance. All of the Assessment Area of Franklin is anticipating a drop in Household Income. Cook County estimates a decline of 6.36%, there is a 7.27% and a 7.07% decline expected for Zip codes 60004 and 60008, respectively. These economic predictions reflect the general conditions that have occurred in other large metropolitan areas. Mitigating to some degree the anticipated loss of Household Incomes is the fact that the primary Assessment Area of the Bank, Zip Codes 60004 and 60008, has a disproportionate amount of its population in the higher income categories. Zip code 60004 has 59% of its population in households that have incomes in excess of $50,000. Zip code 60008 has 48% of its population in the same categories. Cook County has only 34% in those categories, the State of Illinois 33% and the U.S. 30%. This clearly indicates that the anticipated reduction in Household Incomes will not have as great an economic impact on Franklin's Assessment Area as a 7.0% decrease in income would have in areas of more limited incomes.

FERGUSON & COMPANY                                                   Section II.
------------------                                                   -----------

                        Table II.1 -- Demographic Trends

                             Key Economic Indicators
          United States, Illinois, Cook County, Zip Codes 60004, 60008

                                               United        State       County    Zip Code   Zip Code
Key Economic Indicator                         States      Illinois       Cook       60004      60008
----------------------                         ------      --------      ------    --------   --------
Total Population, 2001 Est.                 278,802,003   12,281,535   5,161,249    55,342     19,689
  1996-2001 Percent Change, Est.                   5.09         3.18        0.49      0.92       1.62
Total Population, 1996 Est.                 265,294,885   11,902,847   5,136,263    54,839     19,375
  1990-96 Percent Change, Est.                     6.67         4.13        0.61      1.56       3.03
Total Population, 1990                      248,709,873   11,430,602   5,105,067    53,998     18,806
------------------------------------------------------------------------------------------------------
Household Income, 2001 Est.                      33,189       34,009      34,136    52,715     44,814
  1996-2001 Percent Change, Est.                  (3.88)       (6.36)      (7.15)    (7.27)     (7.07)
Household Income, 1996 Est.                      34,530       36,318      36,764    56,850     48,221
------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                          16,738       17,337      18,013    25,206     22,231
------------------------------------------------------------------------------------------------------
Household Income Distribution-2001 Est. (%)
  $15,000 and less                                   20           19          19         5          6
  $15,000 - $25,000                                  16           15          14         7          9
  $25,000 - $50,000                                  34           34          33        28         37
  $50,000 - $100,000                                 24           26          26        43         38
  $100,000 - $150,000                                 4            5           5        12          7
  $150,000 and over                                   2            2           3         4          3
------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                            6.24         6.59        8.03      2.78       2.58
------------------------------------------------------------------------------------------------------
Median Age of Population, 1996 Est.                34.3         34.3        34.1      36.3       34.5
Median Age of Population, 1990                     32.9         32.8        32.6      34.7       32.1
------------------------------------------------------------------------------------------------------
Average Housing Value, 1990                      79,098      103,582     128,217   173,260    136,163
------------------------------------------------------------------------------------------------------
Total Households, 2001 Est.                 103,293,062    4,527,174   1,911,022    20,369      7,229
  1996-2001 Percent Change, Est.                   5.14         3.20        0.65      1.04       1.77
Total Households, 1996                       98,239,161    4,386,585   1,898,703    20,160      7,103
  1990 - 96 Percent Change, Est.                   6.84         4.39        1.02      1.90       3.42
Total Households, 1990                       91,947,410    4,202,240   1,879,488    19,784      6,868
------------------------------------------------------------------------------------------------------
Total Housing Units, 1990                   101,641,260    4,506,275   2,021,833    20,568      7,162
  % Vacant                                        10.07         6.75        7.04      3.06       4.79
  % Occupied                                      89.93        93.25       92.96     96.94      95.21
    % By Owner                                    57.78        59.90       51.58     74.69      67.70
    % By Renter                                   32.15        33.35       41.38     22.25      27.51

Source: Scan/US, Inc.

FERGUSON & COMPANY                                                   Section II.
------------------                                                   -----------

     Illinois is one of the East North Central states of the United States. It is bordered on the north by Wisconsin, on the northeast by Lake Michigan, on the east by Indiana, on the south by Kentucky, and on the West by Missouri and Iowa. Springfield is the capital of Illinois. Chicago is the largest city. Illinois is the 25th largest state in the United States. The population estimate for 1996 is 11,853,000. Early on, Illinois was predominately an agricultural state, but is now one of the most industrialized states in the Union. Manufacturing is the most important economic activity. Approximately 1,000,000 people in the State are engaged in manufacturing. In addition to manufacturing as an important source of income, there is also trade, tourism and other services, and government.(1)

     Important to any financial institution that is in the business of financing the construction and purchase of homes is the growth in the number of households. Table II.1 shows that the prospects for the establishment of new households in the trade area are good. From 1990 until 1996, all of the area discussed above experienced an increase in the number of households created. Growth rates were modest. Cook County saw total households increase 1.02%, Zip code 60004 increased 1.9%, and Zip Code 60008 had an increase of 3.42%. The largest recorded increase was in Zip Code 60008. Future increases in the number of households created between 1996 and 2001 are not expected to be as good as the antecedent years between 1990 and 1996. Cook County household increases are anticipated to be 0.65%, Zip code 60004 1.04%, and Zip code 60008 1.77%. Even modest growth levels of households present an aggressive and well managed financial institution with multiple lending opportunities. Some of the opportunities are the construction of new houses and commercial buildings, the financing of the purchase of these houses and commercial buildings, consumer goods, such as autos, boats and RV's, plus the financing of new and existing businesses.

     When home ownership is compared to the United States and the State of Illinois, all except one of the trade areas has a higher incidence of home ownership than the United States and the State of Illinois. Occupancy rates can also reflect the economic viability of an area. Franklin's Assessment Area has occupancy levels that range from a low of 92.96% up to 96.94%.

     The principal sources of employment in Franklin's assessment area are shown in Table II.2 below. On average, the major sources of employment are manufacturing, trade, and services. The Assessment Area shows significantly more people engaging in manufacturing activity than the State. People engaged in trade in the Assessment Area exceed those engaged in trade in the State. Services, the third highest employment category in the Assessment Area, is below that of the State. The manufacturing portion of the economic base contributes to the generous measure of the local household incomes and gives some dimension to the stability of the local economy.

----------
1  Illinois, Encarta 96 Encyclopedia

FERGUSON & COMPANY                                                   Section II.
------------------                                                   -----------

                      Table II.2 -- EMPLOYMENT BY INDUSTRY

                                                  As of September 1996
                                         ---------------------------------------
                                         United        State of        Arlington
Employment by Industry (percent)         States        Illinois         Heights
--------------------------------         ------        --------        ---------
Construction/Agriculture/Mining            9.5%           7.5%             5.2%
Manufacturing                             17.7%          16.7%            35.6%
Transportation/Utilities                   7.1%           5.6%             4.3%
Trade                                     21.2%          22.5%            25.8%
Finance/Insurance                          6.9%           7.2%             6.3%
Services                                  32.7%          26.7%            21.4%
Public Administration                      4.9%          13.8%             1.4%
                                         ======         ======           ======
    Total                                100.0%         100.0%           100.0%
                                         ======         ======           ======

Source: State of Illinois, Department of Economic Development


     This information gives rise to understanding the other demographic information. With manufacturing, trade, and services employing such high percentages of the population and contributing to the earnings of the citizenry, the concentration of income in the upper and middle ranges is clearer. Obviously, on average, the population within the Assessment Area of Franklin is better employed than the State average. This should equate to continued economic growth, albeit modest, which should translate into more home buyers, more consumer goods being purchased, more businesses being started, and a growing, stable economy.

     In summary, the demographics of the Assessment Area are moderately good. The area has and is expected to have an overall growth in population. This growth in population is being accompanied with an anticipated increase in household income that is creating a more stable per capita income and an anticipated increase in the number of new households that will be created. These factors, coupled with a strong tradition of home ownership in the area, should translate into an increased number of housing units being built and a good market for previously owned housing. Moreover, the economic stability of the area should provide more than an average amount of business opportunity to Franklin. The change in business strategy that allows Franklin to participate in more than just the business benefits of increased home ownership, should produce varied lending opportunities in the area of consumer loans, business loans, construction loans, development loans, and other ancillary business stimulated by the economic growth.

     Based on information publicly available on deposits as of June 30, 1996 (see Table II.3), in the Assessment Area, there are $1.61 billion in total deposits. Banks controlled $928.3 million, credit unions $101.2 million, and other thrifts $492.5 million. As of that date, Franklin had 5.53% of the total deposit market, or $89.1 million.

FERGUSON & COMPANY                                                   Section II.
------------------                                                   -----------

     The Bank is not a major player in the total market area that is located within the delineated market area. But it has been able to maintain market share. The statistics reveal success and opportunities for the institution. Additional capital infused by the Conversion will assist the Bank in becoming more competitive.

                       Table II.3 -- Market Area Deposits

                                                    As of June 30,
                                       ----------------------------------------
                                          1996           1995           1994
                                       ----------     ----------     ----------
                                                (Dollars in Thousands)

Ben Franklin Bank -- Total             $   89,059     $   86,008     $   78,897
                                       ----------     ----------     ----------
  Number of Offices                             2              2              2

Other Savings Associations (1)         $  492,583     $  554,185     $  533,049
                                       ----------     ----------     ----------
  Number of Branches                            8             10             10

Total Savings Association Deposits     $  581,624     $  640,193     $  611,946
                                       ----------     ----------     ----------
  Total Number of Branches                     10             12             12

Total Credit Union Deposits (2)        $  101,223     $   96,496     $   95,428
                                       ----------     ----------     ----------
  Total Number of Branches                      6              6              6

Total Bank Deposits                    $  928,294     $  808,029     $  697,968
                                       ----------     ----------     ----------
  Total Number of Branches                     17             15             13

      Total Market Area Deposits       $1,611,159     $1,544,718     $1,405,342
                                       ==========     ==========     ==========
Franklin - Market Share                      5.53%          5.57%          5.61%
-----------------------                ==========     ==========     ==========

(1) The decline in thrift deposits between 1995 and 1996 is mainly attributable to the sale of deposits by thrift to a commercial bank.

(2)  Excluded United Airlines Employees Credit Union.

Source: BranchSource, June 30, 1996, a product of Sheshunoff Information
        Services.

     Reviewing economic factors in its market area can assess growth opportunities for Franklin. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of Franklin, we must also assess the willingness and flexibility of Management to respond to the competitive factors that exist in the market area. It is our analysis that the economic environment and the potential of the area is excellent, moreover, we feel that the current Management team can readily realize the potential afforded by the area's economic base. Our analysis of the economic potential and the potential of Management has a positive effect on the valuation of the institution.

                                   SECTION III

                            COMPARISON WITH PUBLICLY
                                 TRADED THRIFTS

FERGUSON & COMPANY                                                  Section III.
------------------                                                  ------------

                  III. COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

     This section presents an analysis of Franklin relative to a group of 11 publicly traded thrift institutions ("Comparative Group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Franklin's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table III.3 presents a pro forma comparison of Franklin to the comparative group. Exhibits III and IV contain selected financial information on Franklin and the comparative group. This information is derived from quarterly TFR's filed with the OTS. The selection criteria and comparison with the Comparative Group are discussed below.

Selection Criteria

     Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are listed on either the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or NASDAQ. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing 12 months (see Exhibit II.1).

     The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 381 publicly traded thrifts listed on NYSE, AMEX, or NASDAQ. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

     o    We eliminated companies with losses,
     o    We eliminated indicated acquisition targets,
     o We eliminated companies with price/earnings ratios in excess of 35, and
     o We eliminated companies that had not reported as a stock institution for one complete year.

     The resulting group of approximately 260 publicly traded thrifts is included in Exhibit II.1.

     Because of the limited number of similar size thrifts with sufficient trading volume, we refined the search looking for members of the comparative groups among thrifts with assets between $75 million and $200 million. We found 96 in the asset size. From that group we then eliminated the following:

     o    Merger Targets,
     o    Eliminated MHC's,
     o    Eliminated companies with no P/E ratio,
     o    Eliminated companies with P/E Ratio greater than 35,
     o Eliminated companies with Tangible equity less than 12%, or greater than 24%,
     o    Eliminated companies with non-performing assets greater than 1%,
     o    Eliminated companies with loans less than 70% of assets, and
     o    Eliminated companies with loan servicing greater than 20% of assets.

FERGUSON & COMPANY                                                  Section III.
------------------                                                  ------------

     The result was a group of 11 thrifts. Normally, we consider 10 to be the desired sample, but provided the extra comparative in case there are changes before this Conversion is completed. See Exhibit VI.

     The selected group of comparatives has sufficient trading volume to provide meaningful price data. Five of the comparative group members are located in the Midwest, four in the Mid-Atlantic, and two in the Southeast. Four of the group are located in Indiana, two in Virginia, and one each in Missouri, Arkansas, Maryland, North Carolina, and New York. With total assets of approximately $122.6 million, Franklin is near the group selected, which has average assets of $141.3 million and median assets of $152.8 million.

Profitability

     Using the comparison of profitability components as a percentage of average assets and using appraisal earnings compared to the group's core earnings, Franklin was below the comparative group in return on assets, 0.56% to 1.12%.
Franklin was below the comparative group in other operating income, 0.16% to 0.32%, and net interest income, 2.73% to 3.57%; also below the group in operating expense, 1.80% to 2.08%, after adjusting for non-recurring expenses. After conversion, the deployment of proceeds will provide additional income. Franklin will then compare more favorably to the comparative group with a return of 0.71% ROAA, at the midpoint of the appraisal range. Pro forma return on average equity is 4.66% at the midpoint, versus a mean of 7.01%, and median of 7.81% for the comparative group. After conversion, the employment of funds and the growth of assets and liabilities will improve the profitability of this institution.

Balance Sheet Characteristics

     The general asset composition of the Franklin is very near that of the comparative group. Franklin has a higher level of investments with 21.51% of its assets invested in cash, investments, and mortgage-backed securities, versus 16.17% for the comparative group. In the investment portfolio, Franklin has 21.04% in cash and investment securities, and 0.47% in mortgage backed securities. The comparative group has 11.18% in cash and investments, and 4.99% in mortgage backed securities. Franklin has a lower percentage of its assets in loans at 76.63%, versus 81.28% for the comparative group. The Bank's percentage of interest earning assets to interest bearing liabilities is lower than that of the group. Franklin has 108.07%, and the comparative group averages 116.18%. Franklin is considered "Well Capitalized" with 6.36% of assets in equity capital, and the comparative group has an average of 15.14% in equity to assets. After conversion, and after the utilization of the capital infusion for earning assets and supporting growth, Franklin's ratio will be closer to that of the group of comparatives. Management plans to utilize the capital from the Conversion to increase assets and liabilities, but does not plan to lower lending and underwriting standards. Consequently, the capital will not be completely utilized for some time, and the ROAE will be lower until the capital can be leveraged.

     The liability side differs mainly in that the Bank has no borrowings and a higher percentage of deposits. The Bank funds its assets with 91.98% deposits, expressed as a percentage of total assets. On the other hand, the comparative group has deposits of 72.80% and borrowings of 10.91%. The comparison between the Bank's capital level and that of the comparative group will improve after conversion. After the Conversion, the Bank's equity to assets will be 14.57%, at the midpoint. The average equity to assets of the comparative group is 15.14%, and the median is 14.40%.

Risk Factors

     Both Franklin and the comparative group have well-controlled levels of non-performing assets, with the Bank being lower than the comparative group, 0.05% to 0.40% of assets. Franklin's loan loss allowance is 0.43% of gross loans, which compares favorably with the comparative group's 0.52%. In the area of interest rate risk and the implications of one-year gap assets, Franklin and the comparative group are far

FERGUSON & COMPANY                                                  Section III.
------------------                                                  ------------

apart. Franklin has a negative one-year gap of 40.10%, and the group has a positive 1.64%. Franklin's high level of interest rate risk is due mainly because the Bank is still a fixed rate residential lender and is managing the interest rate risk with liquid investments. The comparatives manage interest rate risk with more adjustable loans. Both methods lower interest rate risk but the former is more debilitating to profitability than the latter.

Summary of Financial Comparison

     Based on the above discussion of operational, balance sheet, and risk characteristics of Franklin compared with the group, we believe that Franklin's performance is inferior to that of the comparative group. Moreover, the profitability of Franklin is less sustainable due to the composition of the loan portfolio and the presence of significant interest rate risk. The Bank's appraisal profitability levels are lower than the comparative group; capital levels are also lower than the comparative group. The conversion proceeds will increase its capital levels near that of the comparatives, and will enhance profitability.

FUTURE PLANS

     Franklin's future plans are to remain an independent, well capitalized, profitable institution with good asset quality, and a commitment to serving the needs of its trade area, and emphasizing all types of lending. The new strategy, which is reflected in the business plan, projects increased growth in commercial real estate lending, commercial loans, consumer loans, and construction loans. Management recognizes that it will take time to invest the proceeds of its capital infusion in a manner consistent with its current lending and underwriting policies. During that period of time, Management is willing to accept a lower return on assets, as well as a lower return on equity capital.

     Franklin has adhered to a measured-growth policy. In fact, the Bank has experienced asset and liability growth in the last five years. That growth has been supported by simultaneous growth in the equity accounts. The additional capital raised by the sale of Common Stock will initially be used to purchase short-term investment securities. The Bank will continue to utilize long term, fixed rate loans, and will introduce additional loan products tailored to shorten maturities and increase the net interest margins of the Bank. The Bank's business plan projects that it will experience growth in loans, deposits, and liquidity.

     Franklin anticipates continued growth. It will continue to diversify the assets of the institution. The additional capital and the continuation of the holding company concept would make the acquisition of another institution or branch a viable option, along with de novo branching. At this time there are no plans for acquisition of institutions or new branches. If an economically viable opportunity arises, proper approval will be sought from the regulatory agencies.

     Increasing market penetration by increasing the number of services and products available, coupled with expanded marketing efforts and improved service, are the most likely methods to be employed to achieve growth.

FERGUSON & COMPANY                                                  Section III.
------------------                                                  ------------

              Table III.1 -- Comparatives General Characteristics

                                                                         Total               Current  Current
                                                                Number   Assets               Stock    Market
                                                                  of     ($000)               Price    Value
Ticker  Short Name                      City            State  Offices  Mst RctQ   IPO Date    ($)      ($M)
------  ----------                      ----            -----  -------  --------   --------  -------  -------
ALBC    Albion Banc Corp.               Albion            NY      2      066,316   07/26/93  23.2500   06.012

AMFC    AMB Financial Corp.             Munster           IN      4      100,003   04/01/96  17.6250   16.990
BFSB    Bedford Bancshares Inc.         Bedford           VA      3      136,908   08/22/94  29.1250   33.270
CFFC    Community Financial Corp.       Staunton          VA      4      182,879   03/30/88  30.2500   38.710
FBSI    First Bancshares Inc.           Mountain Grove    MO      8      161,527   12/22/93  16.7500   36.970
FTF     Texarkana First Financial Corp  Texarkana         AR      5      180,259   07/07/95  28.0000   49.270
HBS     Haywood Bancshares Inc.         Waynesville       NC      4      152,796   12/18/87  22.2500   27.820
LOGN    Logansport Financial Corp.      Logansport        IN      1       86,115   06/14/95  17.5000   22.070
NEIB    Northeast Indiana Bancorp       Huntington        IN      3      190,319   06/28/95  21.1250   36.260
SFED    SFS Bancorp Inc.                Schenectady       NY      4      174,428   06/30/95  23.7500   28.700
SOBI    Sobieski Bancorp Inc.           South Bend        IN      3       87,553   03/31/95  21.2500   16.660
WHGB    WHG Bancshares Corp.            Lutherville       MD      5      101,331   04/01/96  18.0000   25.000

Maximum                                                           8      190,319             30.25     49.27
Minimum                                                           1       86,115             16.75     16.66
Average                                                           4      141,283             22.33     30.16
Median                                                            4      152,796             21.25     28.70

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY                                                  Section III.
------------------                                                  ------------

                    Table III.2 -- Key Financial Indicators

                                                                Comparative
                                            Franklin               Group
                                            --------            -----------
Profitability
  (% of average assets)
Net income                                    0.56(1)               1.12
Net interest income                           2.73                  3.57
Loss (recovery)  provisions                   0.13                  0.07
Other operating income                        0.16                  0.32
Operating expense                             1.80(2)               2.08
Core income (excluding gains
  and losses on asset sales)                  0.56                  1.08

Balance Sheet Factors
  (% of assets)
Cash and investments                         21.04                 11.18
Mortgage-backed securities                    0.47                  4.99
Loans                                        76.63                 81.28
Savings deposits                             91.98                 72.80
Borrowings                                      --                 10.91
Equity                                        6.36                 15.14
Tangible equity                               6.36                 14.40

Risk Factors (%)
Earning assets/costing liabilities          108.07                116.18
Non-performing assets/assets                  0.05                  0.40
Loss allowance/non performing assets        618.46                278.66
Loss allowance/gross loans                    0.43                  0.52
One year gap/assets                          40.10                  1.64

(1)  Based on Appraisal Earnings
(2)  Adjusted for Non-recurring items.

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY                                                  Section III.
------------------                                                  ------------

                      Table III.3 -- Pro Forma Comparison
                  Converting Institution to Comparative Group

As of March 20, 1998

                                 Price  Mk Value  PE    P/Book  P/TBook P/Assets Div Yld   Assets     Eq/A  TEq/A   EPS  ROAA   ROAE
Ticker Name                       ($)    ($Mil)   (X)     (%)     (%)      (%)     (%)     ($000)      (%)   (%)    ($)   (%)    (%)
------ ----                      -----  --------  ---   ------  ------- -------- -------   ------     ----  -----   ---  ----   ----
       Douglas
       -------
       Before Conversion           N/A      N/A    N/A     N/A      N/A     N/A     N/A     122,591   6.36   6.36   N/A  0.56   3.91
       Pro Forma Supermax       10.000   18.515  18.64   78.64    78.64   13.38      --     138,334  17.02  17.02  0.54  0.76   4.25
       Pro Forma Maximum        10.000   16.100  17.02   75.15    75.15   11.82      --     136,209  15.72  15.72  0.59  0.74   4.45
       Pro Forma Midpoint       10.000   14.000  15.48   71.54    71.54   10.42      --     134,361  14.57  14.57  0.65  0.71   4.66
       Pro Forma Minimum        10.000   11.900  13.79   67.15    67.15    8.98      --     132,513  13.37  13.37  0.73  0.69   4.92

       Comparative Group
       -----------------
       Averages                 22.330   30.16   22.09  140.39   140.87   21.41   1.744     141,283  15.14  15.10  1.09  1.08   7.01
       Medians                  21.250   28.70   20.51  133.95   133.95   21.13   1.778     152,796  14.40  14.40  0.96  1.12   7.81

       Illinois Public Thrifts
       -----------------------
       Averages                 26.256  194.05   25.50  146.71   151.02   21.42   1.438   1,042,403  16.14  15.91  1.43  1.07   7.90
       Medians                  26.188   70.37   18.57  137.21   139.00   22.04   1.527     343,409  15.38  15.38  1.41  0.99   7.88

       Midwest Region Thrifts
       ----------------------
       Averages                 23.900  139.61   21.91  166.78   171.15   20.48   1.741     707,107  13.38  13.19  1.18  1.01   8.54
       Medians                  21.625   42.70   20.80  147.77   149.55   19.57   1.600     223,558  11.84  11.58  1.09  0.94   7.69

       All Public Thrifts
       ------------------
       Averages                 26.337  286.48   21.71  175.75   183.86   19.74   1.629   1,591,481  12.22  11.97  1.32  0.98   9.22
       Medians                  22.250   65.53   20.62  161.07   164.22   18.24   1.587     359,855  10.18  10.14  1.13  0.94   8.34

       Comparative Group
       -----------------
AMFC   AMBFinancial-IN          17.625   16.99   24.82  114.97   114.97   16.99   1.589     100,003  14.77  14.77  0.71  0.71   4.39
BFSB   BedfordBcshs-VA          29.125   33.27   20.51  159.33   159.33   24.30   1.923     136,908  14.52  14.52  1.42  1.19   8.34
CFFC   CommunityFinl-VA         30.250   38.71   20.72  155.05   155.77   21.13   1.851     182,879  13.63  13.58  1.46  1.07   7.88
FBSI   FirstBcshs-MO            16.750   36.97   20.18  157.42   157.42   22.67   0.597     161,527  14.40  14.40  0.83  1.12   8.06
FTF    TexarkanaFirst-AR        28.000   49.27   16.09  180.41   180.41   27.34   2.000     180,259  15.15  15.15  1.74  1.71  10.91
HBS    HaywoodBcshs-NC          22.250   27.82   14.26  128.39   132.92   18.21   2.697     152,796  14.18  13.77  1.56  1.37   9.41
LOGN   LogansprtFinl-IN         17.500   22.07   18.23  133.38   133.38   25.62   2.286      86,115  19.21  19.21  0.96  1.53   7.81
NEIB   NEIndianaBncp-IN         21.125   36.26   17.46  136.20   136.20   19.57   1.609     190,319  14.37  14.37  1.21  1.20   7.78
SFED   SFSBancorp-NY            23.750   28.70   26.39  133.95   133.95   16.45   1.347     174,428  12.29  12.29  0.90  0.61   4.87
SOBI   SobieskiBancorp-IN       21.250   16.66   32.20  119.72   119.72   18.55   1.506      87,553  14.39  14.39  0.66  0.61   3.95
WHGB   WHGBancshares-MD         18.000   25.00   32.14  125.52   125.52   24.67   1.778     101,331  19.65  19.65  0.56  0.77   3.66

Note: Stock prices are closing prices or last trade. Pro forma calculations for Douglas are based on sales at $10 per share with a midpoint of $14,000,000, minimum of $11,900,000, and maximum of $16,100,000.

Source: SNL Securities and F&C calculations.

                                   SECTION IV

                           CORRELATION OF MARKET VALUE

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

                         IV. CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

     This section addresses the aforementioned factors and the estimated pro forma market. Certain factors must be considered to determine whether adjustments are required in correlating Franklin's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest value of the to-be-issued common shares, and compares the resulting market value of the Bank to the members of its comparative group and the selected group of publicly held thrifts.

Financial Aspects

     Section III includes a discussion regarding a comparison of Franklin's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table
III.3 presents certain key indicators on a pro forma basis after conversion.

     As shown in Table III.2, from an earnings viewpoint, Franklin is below its comparative group in return on assets (based on appraisal earnings) as a percentage of average assets. This is principally a result of Franklin's lower net interest income and lower net interest margins. Another comparison is the core earnings of Franklin to the comparative group. In that comparison Franklin is lower than the comparative group in core earnings to assets (0.56% to 1.08%). Franklin has a lower net interest income than the comparables, 2.73% to the comparative group's 3.57%. Franklin has a higher loss provision than the comparative group (0.13% vs. 0.07%). However, if you adjust Franklin's 0.13% provision to a normal provision, the comparison would be 0.03% to 0.07%. Franklin has a lower other operating income (0.16% vs. 0.32%) and lower operating expenses than the comparative group, after adjustment for non-recurring expenses (1.80% vs. 2.08%). After considering all of the analytical factors, and adjusting to core earnings, Franklin has lower earnings, but is similar in results to the comparative group. After Franklin completes its stock conversion, its return on average assets and core income as a percentage of average assets will increase, but it will continue to be out performed by the comparative group. Table III.3 projects that Franklin will have a return on assets of 0.71% at the midpoint, versus a mean of 1.08% and median of 1.12% for the comparative group.

     Franklin's pro forma equity to assets ratio at the midpoint is 14.57%, versus a mean of 15.14%, and median of 14.40% for the comparative group. Franklin's pro forma return on equity is lower than the comparative group--4.66% at the midpoint versus a mean of 7.01% and median of 7.81% for the comparative group.

     Franklin's recorded earnings of December 31, 1997 have been adjusted for appraisal purposes (see Table IV.1). The first adjustment was for losses on the sale of real estate owned in the amount of $13 thousand, pretax. The Bank recorded loan loss provisions of $150 thousand for the twelve months ending December 31, 1997. Previous annual provisions had been in the $32 thousand to $33 thousand range. This additional provision was not dictated by historical or anticipated loses, but instead was an attempt to bring the reserves for loan and lease losses nearer to the Bank's peer average. The excess provision was $117 thousand, pretax. The final adjustment to earnings was for $450 thousand, pretax, which was an expense recorded to provide for a Directors' compensation and retirement plan. The total adjustments made were $580 thousand pretax and $349 after tax. The $349 thousand adjustment plus the recorded earning at December 31, 1997 of $298 thousand produced appraisal earnings of $647 thousand.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

                   Table IV.1 - Appraisal Earnings Adjustments
                 For the Twelve Months Ending December 31, 1997

                                                 (In Thousands)
                 Appraisal Earnings
                 Net Income Year
                 Ended December 31, 1997              $298
                                                      ----
                 Loss on Sale of  Real Estate           13
                 Excess Loss Provision                 117
                 Dir. Comp & Ret. Plan                 450
                                                      ----
                                                       580
                 Tax @ 40%                            (231)
                 Net Adjustments                       349
                                                      ----
                     Adjusted Earnings                $647
                                                      ====

Source: Franklin's audited financial statements and F&C calculations.


     Franklin's asset composition is lending oriented, with 76.63% of total assets dedicated to lending. The comparative group is also lending oriented (more than 50% of total assets are in loans); and the percentage of total assets assigned to lending is 81.28%. The comparative group uses mortgage-backed securities to augment loans (4.99%). Taking loans and MBS's as a total, Franklin has 77.10% of total assets in that combination and the comparable group has 86.27%. Another area of significant difference in assets is in cash and investments, where Franklin has 21.04% of its assets in that category and the comparable group has 11.18%. Another notable difference in Franklin and the comparative group is the funding source for the earnings assets, besides capital. Franklin has a line of credit with the FHLB, but it was not in use for much of 1997. Instead, assets are funded with deposits, which are 91.98% of total assets. The comparative group has deposits of only 72.80% of assets and borrowings of 10.91% of total assets.

     From the viewpoint of risk, Franklin is similar to the comparative group except in the area of interest rate risk. Franklin has 0.05% in nonperforming assets, and the comparative group has 0.40% in nonperforming assets. Obviously, Franklin's percentage is much smaller, but both levels are indicative of quality portfolios, and neither should present any problems related to capital or future earnings of Franklin or the comparative group. Franklin's loan loss allowance is 0.43% of net loans, comparing favorably with the comparative group, which is 0.52%. The increase in provisions for loan and lease losses recorded in the quarter ending December 1997, was designed to bring the reserves to near peer levels. Its ratio of interest earning assets to interest bearing liabilities (108.07%) is much lower than the comparative group (116.18%). Franklin's earnings ratios will be lower than the comparative group due to its dependency on fixed rate, single family loans and the lack of repricing opportunities within that portfolio. This dependency on fixed rate loans also increases the level of interest rate risk borne by Franklin, compared to the comparative group (one-year negative gap of 40.10% vs. positive 1.64% gap). Franklin's earnings would be more sensitive to interest rate increases than the comparative group. After the Conversion, Franklin's earnings capacity will increase due to the capital infusion. The Bank's interest rate risk will decrease some after the Conversion with the employment of the subsequent capital infusion.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

     We believe that no adjustment is necessary relative to financial aspects of Franklin.

Market Area

     Section II describes Franklin's market area.

     We believe that no adjustment is required for Franklin's market area.

Management

     The CEO has served as President, CEO, and Director since 1997. He joined the Bank in 1997, and has significant experience in financial institution management. His background is in lending and in commercial banking. His skills are needed if goals of the plan are to be reached. He is well qualified for the position he holds.

     The senior staff is qualified, and has the necessary intellect, skills, levels of expertise, and experience to maintain the integrity of the assets and to implement the strategic goals of the organization. The Board of Directors has hired additional commercial lenders to help with the Bank's business plan objectives. Franklin's results are well below the comparative group, but the current management team was not in control for all of 1997. Therefore, the Bank's Management is considered to be on the same level as the selected comparatives. There is no management succession plan in effect. There is not sufficient depth of management so that the Bank would be vulnerable to the loss of the CEO.

     We believe that no adjustment is required Franklin's Management.

Dividends

     Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on a market price of 1.744% and a median of 1.778%, while all public thrifts are paying a mean of 1.629% and median of 1.587%. Illinois public thrifts are paying a mean of 1.438% and a median of 1.527%. Franklin does not intend to pay a dividend.

     We believe that a downward adjustment is required relative to Franklin's intention not to pay dividends.

Liquidity

     The Holding Company has never issued capital stock to the public, and as a result, there is no existing market for the Common Stock. Although the Holding Company has applied to list its Common Stock on NASDAQ, there can be no assurance that a liquid trading market will develop.

     A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence in the marketplace of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Bank or the market.

     The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $16.66 million to $49.2 million, with a mean value of $30.16 million. The midpoint of Franklin's valuation range is $14.0 million at $10.00 a share, or 1,400,000 shares. The liquidity of the stock can be affected by the size of the issue ($14.00 million at the midpoint at $10.00 per share). Of the 1,400,000 shares in the offering, approximately 100,000 shares will be purchased by insiders, 112,000 by the ESOP, leaving approximately 1,188,000 shares available to the market. This number of shares can produce the trading volume necessary to develop a meaningful, liquid market.

     We believe that no adjustment is required relative to the liquidity of Franklin's stock.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

Thrift Equity Market Conditions

     As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from January 31, 1994, through March 20, 1998, the market, as reflected by the Index, experienced fluctuations but ended in 1994 - down 13.74, which is only 5.3%. Since year-end 1994, the market has continued with a well-defined increase and has moved from 244.7 at December 31, 1994, to 376.51 at December 29, 1995, an increase of 53.84%. From that point, the SNL Index rose consistently from the
376.51 reported at December 31, 1995, to 486.63 at December 31, 1996. The Index increased further until the end of February 1997, reaching 569.67. March 1997 brought the first retrenchment of the Index and it fell to 537.21 in April of 1997. From April 11, 1997, forward, the Index increased. By the end of the month of April, the Index rebounded, and has rebounded robustly since then, increasing from 537.21 at April 30, 1997, to 684.51 reported July 31, 1997. From July through the first three week of October 1997, the market continued to climb. Late October saw significant market adjustments. The market fell sharply then started an unsure rise. The SNL Index fell from 773.33 at October 21, 1997, to
745.83 at October 28, 1997. At November 7, 1997, the Index had reclaimed some of its loss and closed at 755.07. Since November 1997, the market posted an overall gain. There have been incidents of downward adjustments, but the trend is showing a rising market and has reached an all time high at March 20, 1998.

     The increase in the SNL Index, in general, has been parallel with the other increases in equity markets, with some interim fluctuations caused by changes or anticipated changes in interest rates. However, another factor is also notable. In other markets, increased prices are responding to improved profits, with price earnings ratios increasing as earnings potentials are anticipated. The thrift IPO market has been affected by speculation that the majority of the institutions will become viable consolidation candidates and sell at some expanded multiple of book value.

EFFECT OF INTEREST RATES ON THRIFT STOCK

     The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to expand, the fear of inflation can return. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented and passed several opportunities to increase rates, until March 25, 1997, when the Federal Open Market Committee
(FOMC) increased the discount rate 25 basis points. In some minds, this was an attempt to head off inflationary trends. According to the FOMC, "This action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy that would eventually undermine the long expansion."1 This increase was clearly telegraphed by Chairman Greenspan who voiced concern about the levels of the equity markets. Following the March 25 increase, unemployment rates were announced at the 5.2% level, down from the 5.5% level at the beginning of 1996, and significantly down from the 6.7% level at the beginning of 1994.2 The good news about unemployment gave way to speculation that the March 25 increase was just the first of at least two or three increases. That speculation was given some credence at that time by rises in the Employment Cost Index, an increase in Unit Labor Cost and an upward trend in the price of crude oil. Current crude oil prices have significantly decreased due to the lack of demand for oil in the Pacific Rim area. By April 1, 1997, following the rate increase, the equities markets lost all of the gains registered since the first of the year. By the end of April 1997, the market had begun a rebound and has trended upward since then. There have been specific days of price adjustment, but the overall trend is up notwithstanding

----------
1 US Financial Data, March 20, 1998, published by the Research Division of the Federal Reserve Bank of St. Louis, MO.
2    National Economic Trends, The Federal Reserve Bank of St. Louis, MO.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

recent dramatic ups and downs. Chairman Greenspan, in recent public appearances, has not articulated concerns about market levels and inflation. Since the significant market adjustment recorded October 21st, the Fed has publicized inaction. The market reaction to the inaction has been mixed--generally regarded as a neutral response.

     The thrift equities market is following the market in general. However, the thrift equities market will continue to be influenced by the speculation that there will eventually be a buyout and the knowledge that thrift IPO stock can be purchased at significant discounts from book value. These two facts could keep the thrift equities market from falling as much as the other general markets. The large mergers are likely to slow, but at the regional level, merger activity is likely to continue.

     What is likely to happen in the short to intermediate term is that rates will float around current levels, but will be trending downward for the next few months. By year-end, the long bond could be as low as 5.40%. The GDP is likely to grow at the rate of 2.5% to 3.0%, with most of the growth coming in the first half of the year. Inflation will moderate at between 1.5% and 2.0% for the year.

     With the Federal Reserve always ready to raise (or lower) rates as economic conditions warrant, it is likely that before this expansion cycle is over that rates will ultimately rise. The supply and demand portion of the equation is nicely balanced, and a continuation of such equilibrium will probably restrain rising rates in the near term.

     The consumer seems to be happier now than in the past. Job markets remain strong and the unemployment rate is at 4.7%--the lowest since November of 1973. Consumer confidence is at a 28 year high. Our continuing economic health has always been dependent upon meaningful consumer participation, because consumers (household sector) actually account for 68% of the Gross Domestic Product ("GDP").

     In the second quarter of 1997, consumers seemed to rein in their consumption. However, consumer expenditures rebounded nicely in the third quarter. Manufacturing is still strong (new factory orders rose 2.4% in the third quarter), as are home purchases and other big ticket items.

     With consumer confidence at a high level, jobs plentiful, inflation seemingly in check, and the economy healthy and continuing to expand, there is little to keep the stock markets from continuing their upward movement. From an analytical view, there is one thing on the economic horizon that could negatively impact our economy--the Pacific Rim countries are in depression. Some of these countries will resist or only pay "lip service" to the IMF requirements. These economies only have one way out of their problems--exports. They will begin to export at very low prices, and this will have a negative impact on the United States corporate profits. Our corporate profits will be hit from two directions with the Pacific Rim problems--(1) competition from cheap exports, as we have discussed, coupled with (2) loss of exports (sales) by U. S. companies due to the economic inability of the Pacific Rim customers to buy our goods and services.

     Thrift net interest margins have remained stable. The equilibrium in the supply and demand portion of the interest rate market has helped continue the profitability mode of the industry that started in 1993. Access to mortgage-backed securities and derivatives have made it possible for many to be profitable without making loans in significant volumes. With reduced deposit insurance premiums, perhaps they will become more willing to compete for customer deposits.

     Figure IV.2 graphically displays the rate environment since June 13, 1997. Since then, the yield curve has flattened with the high spread between the 1 year T-Bill and the 30 year long bond being 111 BP and the low 35 BP. The current spread is 53 BP. Mortgage rates follow closely the long-term government obligations.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

     Franklin, with its significant interest rate risk, is highly vulnerable to rising rates. However, such risk will be reduced by the additional capital arising from the Conversion.

ILLINOIS ACQUISITIONS

     Table IV.2 provides information relative to acquisitions of financial institutions in Illinois between January 1, 1997, and December 31, 1997. There were 20 acquisitions announced during that timeframe; 15 were banks and five were thrifts. Currently, there are 11 publicly held thrifts in the State of Illinois. There are 104 publicly held thrifts in the Midwest region of the country. Acquisitions of financial institutions in Illinois completed since January 1, 1997, have averaged 185.87% of book value and 20.46 times earnings. The median price has been 181.52% of tangible book value and 17.42 times earnings. Thrifts generally sell at lower price/book multiples than do banks. This data reflects that banks averaged sales prices of 192.74% of book value, while thrifts averaged 172.12%. Sales price/earnings ratios were lower for banks, 18.33 times earnings vs. 24.28 times earnings for thrifts.

     Disparity, or the lack thereof, between the price of thrifts and banks aside, there is ample data shown to conclude that speculators in thrift IPO stock have good reason to believe that, in the event of a sell out, there would be a generous profit. Offsetting the disparity of sales price is the discount from book value accorded thrift IPO stock. Such knowledge and hope for profits have created a whole new level of professional investors (speculators) and that, in turn, has increased the demand for thrift IPO stocks.

     Table IV.3, which has information on recent conversions since August 31, 1997, shows that recent price appreciation has been more vigorous than it was in past periods. Table IV.4 provides information on 15 conversions completed since August 1997. The average change in price since conversion is a gain of 72.88%, and the median change is a gain of 74.48%. All thrifts within that group have increased in value, ranging from a low of 45.63% to a high of 128.75%. The average increase in value at one day, one week, and one month after conversion has been 57.93%, 58.18%, and 56.39%, respectively. The median increase in value at one day, one week, and one month after conversion has been 56.25%, 60.00%, and 59.90%, respectively. It is not uncommon for a stock to gain 75% to 80% of its total price increase in the first day or week. Recent conversions gained 79.48% of their total price increase in the first day, and 79.82% of the total price increase in the first week. This is in spite of the trend toward higher price to pro forma book values at closings. Since August 31, 1997, no issues have closed at a price to pro forma book value of less than 70.00%. The closing range was between 70.70% and 81.50% price to pro forma book value.

     Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is sufficient information to review the current price-to-book ratio. The average price-to-book ratio as of March 20, 1998, is 118.58%, and the median is 115.88%. That compares to the offering price to pro forma book, where the average was 77.31%, and the median was 77.80%.

     We believe that a slight downward adjustment is required for the new issue discount.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

Adjustments Conclusion

                               Adjustments Summary
--------------------------------------------------------------------------------
                                         No Change          Upward          Down
Financial Aspects                            X
Market Area                                  X
Management                                   X
Dividends                                                                     X
Liquidity                                    X
Thrift Equity Market Conditions                                               X
--------------------------------------------------------------------------------

Valuation Approach

     Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a recognized analytical yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

     Table III.3 presents Franklin's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Franklin's reported earnings for the 12 months ended December 31, 1997, were approximately $298,000, with adjustments of $580,000 ($349,000 after tax @ 40%) required to determine appraisal earnings of $647,000 (see Table IV.1). Management has planned diversification of deposit and loan products; the changes will help provide the flexibility in operations needed to serve the public, the institution, and the "bottom line." The Bank is not well positioned to manage interest rate variations and would have reduced profitability in a rising interest rate market. The Bank projects a deposit growth rate of 18.40% for the first year, 7.49% the second and 6.97% the third year.

     At March 20, 1998, the comparative group traded at an average of 22.09 times earnings, and at 140.39% of book value. The comparative group traded at a median of 20.51 times earnings and a median of 133.95% of book value. At the midpoint of the valuation range, Franklin is priced at 15.48 times earnings and 71.54% of book value. At the maximum end of the range, Franklin is priced at
17.02 times earnings and 75.15% of book value. At the supermaximum, Franklin is priced at 18.64 times earnings and 78.64% of book value.

     The midpoint valuation of $14,000,000 represents a discount of 49.0% from the average and a discount of 46.6% from the median of the comparative group on a price/book basis. The price/earnings ratio for Franklin at the midpoint represents a discount of 29.9% from the comparative group's mean and 24.5% from the median price/earnings ratio.

     The maximum valuation of $16,100,000 represents a discount of 46.5% from the average and 43.9% from the median of the comparative group on a price/book basis. The price/earnings ratio for Franklin at the maximum represents a discount of 23.0% from the average and a discount of 17.0% from the median of the comparative group.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

     As shown in Table IV.3, conversions closing since August 31, 1997, (Recent Conversions) have closed at an average price to book ratio of 77.31% and median of 77.80%. Franklin's pro forma price to book ratio is 71.54% at the midpoint, 75.15% at the maximum, and 78.64% at the supermaximum of the range. At the midpoint, Franklin is 7.5% below the average and 8.0% below the median. At the maximum of the range, Franklin is 2.8% below the average and 3.4% below the median. At the supermaximum of the range, Franklin's pro forma price to book ratio is 1.7% above the average and 1.1% above the median.

     Addressing the discounts between the pro forma book value of Franklin and the current price to book values of the comparative group (see Table IV.4), there are some notable factors. Should the issue close at the supermaximum, which is likely, then it would be closing at a premium of 1.70% on the average of recent conversions. It is important to realize that there is some point beyond which most knowledgeable investors will not travel as it relates to the price of thrift IPO stock. This valuation provides for a 15% increase between midpoint and maximum and an additional 15% to supermaximum, which would take the value to a level that is comparable to the majority of most recent conversions.

Valuation Conclusion

     We believe that as of March 20, 1998, the estimated pro forma market value of Franklin was $14,000,000. The resulting valuation range was $11,900,000 at the minimum to $16,100,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $18,515,000, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit V.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

                                   Table IV.2
                             Whole Bank and Thrift
                            Acquisitions in Illinois

                                                                     Seller:   Seller:   Ann'd
                                                                     1:Total   1:Eqty/  Deal Pr/
                                                          Announce    Assets    Assets   Assets
Buyer                 ST  Seller                ST  TYPE    Date      ($000)     (%)      (%)
--------------------  --  --------------------  --  ----  --------   -------   -------  --------
Kankakee Bancorp      IL  Coal City Nat'l Bank  IL    B   10/16/97     54,346    6.9     14.35
Banc Ed Corp          IL  Omni Financial Corp   IL    B   08/22/97     44,283    7.3     16.03
Suburban Illinois     IL  Southwest Fin'l Corp  IL    B   06/26/97    206,706    9.2        NA
Community Financial   IL  MidAmerica Bank       IL    B   06/25/97     13,195   27.6     42.44
First Midwest Bncp    IL  SparBank, Inc.        IL    B   06/20/97    455,762   11.0     23.21
Community Financial   IL  Egyptian Bancshares   IL    B   05/22/97     40,707   12.8        NA
National Canton Bcsh  IL  Sturm Investment      IL    B   02/24/97    102,995    8.9     16.21
Edgar County Bcshrs   IL  Kansas Banc Corp      IL    B   02/21/97     30,046    9.6     15.13
Parkway Bancorp       IL  Jefferson Holding     IL    B   02/07/97    156,657   16.3     24.20
AmeriMark Financial   IL  Duco Bancshares       IL    B   01/21/97     48,979    9.8        NA
Coal City Corp        IL  U.S. Bancorp          IL    B   01/14/97    205,823   13.9     20.21
National City Bncs    IN  Vernois Bcshs         IL    B   12/02/97    149,729    7.5        NA
National City Bncs    IN  Illinois One Bncp     IL    B   11/06/97     81,397   13.1        NA
National City Bncs    IN  Bridgeport Bancorp    IL    B   04/21/97     40,040   15.9     33.72
State Fin'l Svcs Cp   WI  Richmond Bancorp      IL    B   09/18/97     86,453    5.6     12.15
Alliance Bncp         IL  Southwest Bancshares  IL    T   12/17/97    375,004   11.3     23.97
Citizens Finl Svcs    IN  SuburbFed Financial   IL    T   12/30/97    432,559    6.6     10.75
TCF Financial Corp    MN  Standard Financial    IL    T   03/17/97  2,405,221   11.2     17.60
Magna Group           MO  Charter Financial     IL    T   11/20/97    393,268   14.5     25.89
Mercantile Bancorp    MO  HomeCorp Inc.         IL    T   10/29/97    326,877    6.8     13.40

Maximum                                                             2,405,221   27.61    42.44
Minimum                                                                13,195    5.63    10.75
Average                                                               282,502   11.29    20.62
Median                                                                126,362   10.41    17.60
                          Banks
------------------------------------------------------------------------------------------------
Average-banks                                                         114,475   11.69    21.77
Median-banks                                                           81,397    9.77    18.21
------------------------------------------------------------------------------------------------
                          Thrifts
------------------------------------------------------------------------------------------------
Average-thrifts                                                       786,586   10.08    18.32
Median-thrifts                                                        393,268   11.15    17.60
------------------------------------------------------------------------------------------------

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

                             Table IV.2 (Continued)
                             Whole Bank and Thrift
                            Acquisitions in Illinois

                                                      Ann'd   Ann'd     Ann'd      Ann'd    Seller:  Seller:
                                                      Deal   Deal Pr/    Deal   TgBk Prem/   1:YTD    1:YTD
                                                      Pr/Bk   4-Qtr    Pr/Deps   CoreDeps     ROAA     ROAE
Buyer                 ST  Seller                ST     (%)   EPS (x)     (%)        (%)       (%)      (%)
--------------------  --  --------------------  --    -----  --------  -------  ----------  -------  -------
Kankakee Bancorp      IL  Coal City Nat'l Bank  IL   206.95   15.66     15.48       8.43     1.19     17.63
Banc Ed Corp          IL  Omni Financial Corp   IL   219.14   14.85     17.51      11.37     1.22     16.90
Suburban Illinois     IL  Southwest Fin'l Corp  IL       NA      NA        NA         NA     0.75      8.63
Community Financial   IL  MidAmerica Bank       IL   153.72      NA     58.98      23.13    (4.86)       NA
First Midwest Bncp    IL  SparBank, Inc.        IL   210.33   17.19     28.12      16.96     1.36     12.56
Community Financial   IL  Egyptian Bancshares   IL       NA      NA        NA         NA     1.22      9.77
National Canton Bcsh  IL  Sturm Investment      IL   181.52   12.29     19.25       9.12     1.28     13.47
Edgar County Bcshrs   IL  Kansas Banc Corp      IL   147.32   16.44     17.39       7.42     0.83      9.13
Parkway Bancorp       IL  Jefferson Holding     IL   141.26   14.78     29.76      15.55     1.63     10.60
AmeriMark Financial   IL  Duco Bancshares       IL       NA      NA        NA         NA     1.58     16.74
Coal City Corp        IL  U.S. Bancorp          IL   145.70   29.97     24.10       8.78     0.67      4.96
National City Bncs    IN  Vernois Bcshs         IL       NA      NA        NA         NA     1.86     25.61
National City Bncs    IN  Illinois One Bncp     IL       NA      NA        NA         NA     1.27      9.71
National City Bncs    IN  Bridgeport Bancorp    IL   212.53   28.07     40.49      24.86     1.16      7.78
State Fin'l Svcs Cp   WI  Richmond Bancorp      IL   308.91   15.74     13.06      10.94    (0.25)    (3.94)
Alliance Bncp         IL  Southwest Bancshares  IL   202.05   22.46     32.65      19.48     1.08     10.01
Citizens Finl Svcs    IN  SuburbFed Financial   IL   158.33   17.65     14.77       6.34     0.66     10.13
TCF Financial Corp    MN  Standard Financial    IL   150.78   33.33     24.62       9.97     0.53      4.45
Magna Group           MO  Charter Financial     IL   167.00   22.02     37.13      19.79     1.44      9.90
Mercantile Bancorp    MO  HomeCorp Inc.         IL   182.45   25.92     14.64       8.19     0.54      8.33

Maximum                                              308.91   33.33     58.98      24.86     1.86     25.61
Minimum                                              141.26   12.29     13.06       6.34    (4.86)    (3.94)
Average                                              185.87   20.46     25.86      13.36     0.76     10.65
Median                                               181.52   17.42     24.10      10.94     1.18      9.90
                          Banks
-----------------------------------------------------------------------------------------------------------
Average-banks                                        192.74   18.33     26.41      13.66     0.73     11.40
Median-banks                                         194.24   15.74     21.68      11.16     1.22     10.19
-----------------------------------------------------------------------------------------------------------
                          Thrifts
-----------------------------------------------------------------------------------------------------------
Average-thrifts                                      172.12   24.28     24.76      12.75     0.85      8.56
Median-thrifts                                       167.00   22.46     24.62       9.97     0.66      9.90
-----------------------------------------------------------------------------------------------------------

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

            Table IV.3 -- Recent Conversions -- Since August 31, 1997

                                                                                                     Conversion Pricing Ratios
                                                                                         -------------------------------------------
                                                                                           Price/      Price/      Price/    Price/
                                                         Conversion    Gross   Offering   Pro-Forma   Pro-Forma  Pro-Forma  Adjusted
                                                           Assets    Proceeds    Price   Book Value  Tang. Book   Earnings   Assets
Ticker   Short Name                     State  IPO Date    ($000)     ($000)      ($)        (%)         (%)        (x)        (%)
------   -----------------------------  -----  --------  ----------  --------  --------  ----------  ----------  ---------  --------
SHSB     SHS Bancorp Inc.                 PA   10/01/97     81,688      8,200   10.000      70.70       70.73      13.90       9.10
OTFC     Oregon Trail Financial Corp.     OR   10/06/97    204,213     46,949   10.000      76.60       76.63      18.50      18.70
FSFF     First SecurityFed Financial      IL   10/31/97    258,115     66,580   10.000      76.50       76.49      26.00      20.50
HCBC     High Country Bancorp Inc.        CO   12/10/97     76,324     13,225   10.000      77.70       77.75      30.50      14.80
SIB      Staten Island Bancorp Inc.       NY   12/22/97  2,144,500    515,775   12.000      80.60       83.01      14.10      19.40
WSBI     Warwick Community Bancorp        NY   12/23/97    286,545     66,065   10.000      78.60       78.58      13.70      18.70
UCBC     Union Community Bancorp          IN   12/29/97     84,291     30,418   10.000      74.10       74.11      13.50      26.50
PEDE     Great Pee Dee Bancorp            SC   12/31/97     60,538     21,821   10.000      73.90       73.89      15.90      26.50
UTBI     United Tennessee Bankshares      TN   01/05/98     64,189     14,548   10.000      78.40       78.40      16.10      18.50
MYST     Mystic Financial Inc.            MA   01/09/98    149,653     27,111   10.000      77.80       77.75      17.50      15.30
TSBK     Timberland Bancorp Inc.          WA   01/13/98    206,188     66,125   10.000      81.50       81.54      10.50      24.30
HFBC     HopFed Bancorp Inc.              KY   02/09/98    202,496     40,336   10.000      75.40       75.43      12.40      16.60
RCBK     Richmond County Financial Corp   NY   02/18/98    993,370    244,663   10.000      79.60       79.64      14.00      19.80
ICBC     Independence Comm. Bank Corp.    NY   03/17/98  3,733,316    760,438   10.000      78.50       83.73      18.40      16.90
CAVB     Cavalry Bancorp Inc.             TN   03/17/98    275,925     75,383   10.000      79.80       79.80      14.30      21.50
                                                                                         -------------------------------------------
Maximum                                                  3,733,316    760,438   12.000      81.50       83.73      30.50      26.50
Minimum                                                     60,538      8,200   10.000      70.70       70.73      10.50       9.10
Average                                                    588,090    133,176   10.133      77.31       77.83      16.62      19.14
Median                                                     204,213     46,949   10.000      77.80       77.75      14.30      18.70
                                                                                         -------------------------------------------

      Table IV.3 -- Recent Conversions -- Since August 31, 1997 (Continued)

                                                                                    Post Conversion Increases (Decreases)
                                                                               -----------------------------------------------
         Current    Current    Current       Price       Price       Price     % Increase  % Increase   % Increase  % Increase
          Stock     Price/    Price/Tang  Day After   Week After  Month After   Price One   Price One   Price One      Since
          Price   Book Value  Book Value  Conversion  Conversion   Conversion   Day After  Week After  Month After  Conversion
Ticker     ($)        (%)        (%)          ($)         ($)          ($)         (%)        (%)          (%)          (%)
------   -------  ----------  ----------  ----------  ----------  -----------  ----------  ----------  -----------  ----------
SHSB      17.120    116.86      116.86       14.75       16.25        16.00       47.50       62.50       60.00        71.20
OTFC      18.375    119.78      119.78       16.75       16.38        16.13       67.50       63.75       61.25        83.75
FSFF      15.500        NA          NA       15.06       15.13        16.06       50.63       51.25       60.63        55.00
HCBC      15.500    114.90      114.90       14.44       15.06        14.50       44.38       50.63       45.00        55.00
SIB       20.938    137.75      141.57       19.06       19.44        19.19       58.86       61.98       59.90        74.48
WSBI      17.625        NA          NA       15.63       17.00        15.63       56.25       70.00       56.25        76.25
UCBC      15.500    109.85      109.85       14.69       14.25        14.25       46.88       42.50       42.50        55.00
PEDE      15.750    112.34      112.34       16.13       15.50        14.88       61.25       55.00       48.75        57.50
UTBI      14.563        NA          NA       14.75       13.75        14.25       47.50       37.50       42.50        45.63
MYST      17.875        NA          NA       14.44       15.63        15.00       44.38       56.25       50.00        78.75
TSBK      18.125        NA          NA       14.50       16.00        16.00       45.00       60.00       60.00        81.25
HFBC      17.250        NA          NA       16.81       16.00        16.75       68.13       60.00       67.50        72.50
RCBK      17.938        NA          NA       16.31       16.44        17.88       63.13       64.38       78.75        79.38
ICBC      17.875        NA          NA       17.25       17.88           NA       72.50       78.75          NA        78.75
CAVB      22.875        NA          NA       19.50          NA           NA       95.00          NA          NA       128.75
                                                                               -----------------------------------------------
Maximum   22.88     137.75      141.57       19.50       19.44        19.19       95.00       78.75       78.75       128.75
Minimum   14.56     109.85      109.85       14.44       13.75        14.25       44.38       37.50       42.50        45.63
Average   17.52     118.58      119.22       16.00       16.05        15.88       57.93       58.18       56.39        72.88
Median    17.63     115.88      115.88       15.63       16.00        16.00       56.25       60.00       59.90        74.48
                                                                               -----------------------------------------------

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

                   Table IV.4 -- Comparison of Pricing Ratios

                                                              Group           Percent Premium
                                                           Compared to       (Discount) Versus
                                               Ben      -----------------    -----------------
                                            Franklin    Average    Median    Average    Median
                                            --------    -------    ------    -------    ------
Comparison of PE ratio at midpoint to:
------------------------------------------
Comparative group                             15.48      22.09      20.51     (29.9)    (24.5)
Illinois Thrifts                              15.48      25.50      18.57     (39.3)    (16.6)
Midwest                                       15.48      21.91      20.80     (29.3)    (25.6)
All public thrifts                            15.48      21.71      20.62     (28.7)    (24.9)
Recent conversions                            15.48      16.62      14.30      (6.9)      8.3

Comparison of PE ratio at maximum to:
------------------------------------------
Comparative group                             17.02      22.09      20.51     (23.0)    (17.0)
Illinois Thrifts                              17.02      25.50      18.57     (33.3)     (8.3)
Midwest                                       17.02      21.91      20.80     (22.3)    (18.2)
All public thrifts                            17.02      21.71      20.62     (21.6)    (17.5)
Recent conversions                            17.02      16.62      14.30       2.4      19.0

Comparison of PE ratio at supermaximum to:
------------------------------------------
Comparative group                             18.64      22.09      20.51     (15.6)     (9.1)
Illinois Thrifts                              18.64      25.50      18.57     (26.9)      0.4
Midwest                                       18.64      21.91      20.80     (14.9)    (10.4)
All public thrifts                            18.64      21.71      20.62     (14.1)     (9.6)
Recent conversions                            18.64      16.62      14.30      12.2      30.3

Comparison of PB ratio at midpoint to:
------------------------------------------
Comparative group                             71.54     140.39     133.95     (49.0)    (46.6)
Illinois Thrifts                              71.54     146.71     137.21     (51.2)    (47.9)
Midwest                                       71.54     166.78     147.77     (57.1)    (51.6)
All public thrifts                            71.54     175.75     161.07     (59.3)    (55.6)
Recent conversions                            71.54      77.31      77.80      (7.5)     (8.0)

Comparison of PB ratio at maximum to:
------------------------------------------
Comparative group                             75.15     140.39     133.95     (46.5)    (43.9)
Illinois Thrifts                              75.15     146.71     137.21     (48.8)    (45.2)
Midwest                                       75.15     166.78     147.77     (54.9)    (49.1)
All public thrifts                            75.15     175.75     161.07     (57.2)    (53.3)
Recent conversions                            75.15      77.31      77.80      (2.8)     (3.4)

Comparison of PB ratio at supermaximum to:
------------------------------------------
Comparative group                             78.64     140.39     133.95     (44.0)    (41.3)
Illinois Thrifts                              78.64     146.71     137.21     (46.4)    (42.7)
Midwest                                       78.64     166.78     147.77     (52.8)    (46.8)
All public thrifts                            78.64     175.75     161.07     (55.3)    (51.2)
Recent conversions                            78.64      77.31      77.80       1.7       1.1

Source: SNL Securities and F&C calculations.

                             FIGURES FOR SECTION IV

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------
                              Figure I -- SNL Index
Date       Index
-----------------
31-Jan-94  258.47
28-Feb-94  249.53
31-Mar-94  241.57
29-Apr-94  248.31
31-May-94  263.34
30-Jun-94  269.58
29-Jul-94  276.69
31-Aug-94  287.18
30-Sep-94  279.69
31-Oct-94  236.12
30-Nov-94  245.84
30-Dec-94  244.73
31-Jan-95  256.10                          [GRAPHIC OMITTED]
28-Feb-95  277.00
31-Mar-95  278.40
28-Apr-95  295.44
31-May-95  307.60
23-Jun-95  313.95  -------------------------------------------------------------
31-Jul-95  328.20                              Percent Change Since
31-Aug-95  355.50  -------------------------------------------------------------
29-Sep-95  362.29             SNL     Prev.
31-Oct-95  354.05  Date       Index   Date    12/31/94 12/31/95 12/31/96 11/7/97
30-Nov-95  370.17  ----       -----   -----   -------- -------- -------- -------
29-Dec-95  376.51  31-Dec-94  244.70
31-Jan-95  370.69  31-Mar-95  278.40  13.77%   13.77%
29-Feb-96  373.64  30-Jun-95  313.50  12.61%   28.12%
29-Mar-96  382.13  30-Sep-95  362.30  15.57%   48.06%
30-Apr-96  377.24  31-Oct-95  354.10  -2.26%   44.71%
31-May-96  382.99  30-Nov-95  370.20   4.55%   51.29%
28-Jun-96  387.18  31-Dec-95  376.50   1.70%   53.86%
30-Jul-96  388.38  12-Jan-96  372.40  -1.09%   52.19%    -1.09%
30-Aug-96  408.34  31-Jan-96  370.70  -0.46%   51.49%    -1.54%
30-Sep-96  429.28  29-Feb-96  373.60   0.78%   52.68%    -0.77%
30-Oct-96  456.70  29-Mar-96  382.10   2.28%   56.15%     1.49%
29-Nov-96  485.83  30-Apr-96  377.20  -1.28%   54.15%     0.19%
31-Dec-96  486.63  31-May-96  382.99   1.53%   56.51%     1.72%
31-Jan-97  520.08  28-Jun-96  387.18   1.09%   58.23%     2.84%
27-Feb-97  569.67  30-Jul-96  371.62  -4.02%   51.87%    -1.30%
31-Mar-97  527.74  30-Aug-96  408.34   9.88%   66.87%     8.46%
30-Apr-97  537.21  20-Sep-96  419.50   2.73%   71.43%    11.42%
30-May-97  577.94  30-Sep-96  429.28   2.33%   75.43%    14.02%
30-Jun-97  624.55  30-Oct-96  456.70   6.39%   86.64%    21.30%
30-Jul-97  684.51  29-Nov-96  485.83   6.38%   98.54%    29.04%
28-Aug-97  661.21  13-Dec-96  473.64  -2.51%   93.56%    25.80%
 2-Sep-97  677.20  20-Dec-96  481.56   1.67%   96.80%    27.90%
12-Sep-97  698.55  31-Dec-96  486.63   1.05%   98.87%    29.25%
23-Sep-97  729.07  10-Jan-97  484.33  -0.47%   97.93%    28.64%  -0.47%
30-Sep-97  737.50  31-Jan-97  520.08   7.38%  112.54%    38.14%   6.87%
 9-Oct-97  766.19  14-Feb-97  547.17   5.21%  123.61%    45.33%  12.44%
21-Oct-97  773.33  27-Feb-97  569.67   4.11%  132.80%    51.31%  17.06%
28-Oct-97  745.83  14-Mar-97  560.67  -1.58%  129.13%    48.92%  15.21%
 7-Nov-97  755.07  31-Mar-97  527.74  -5.87%  115.67%    40.17%   8.45%
20-Nov-97  763.40  15-Apr-97  525.48  -0.43%  114.74%    39.57%   7.98%
28-Nov-97  767.35  30-Apr-97  537.21   2.23%  119.54%    42.69%  10.39%
19-Dec-97  793.02  30-May-97  577.94   7.58%  136.18%    53.50%  18.76%
26-Dec-97  786.90  12-Jun-97  604.15   4.54%  146.89%    60.46%  24.15%
31-Dec-97  797.56  30-Jun-97  624.55   3.38%  155.23%    65.88%  28.34%
 9-Jan-98  720.16  17-Jul-97  652.44   4.47%  166.63%    73.29%  34.07%
30-Jan-98  768.35  30-Jul-97  684.51   4.92%  179.73%    81.81%  40.66%
23-Feb-98  814.61  22-Aug-97  663.36  -3.09%  171.09%    76.19%  36.32%
 6-Mar-98  823.58  28-Aug-97  661.21  -0.32%  170.21%    75.62%  35.88%
20-Mar-98  872.70   2-Sep-97  677.20   2.42%  176.75%    79.87%  39.16%
                   12-Sep-97  698.55   3.15%  185.47%    85.54%  43.55%
                   30-Sep-97  737.50   5.58%  201.39%    95.88%  51.55%
                    9-Oct-97  766.19   3.89%  213.11%   103.50%  57.45%
                   21-Oct-97  773.33   4.86%  216.03%   105.40%  58.92%
                   28-Oct-97  745.83  -3.56%  204.79%    98.10%  53.26%
                    7-Nov-97  755.07   1.24%  208.57%   100.55%  55.16%
                   20-Nov-97  763.40   1.10%  211.97%   102.76%  56.87%    1.10%
                   28-Nov-97  767.35   0.52%  213.59%   103.81%  57.69%    1.63%
                   19-Dec-97  793.02   3.35%  224.08%   110.63%  62.96%    5.03%
                   26-Dec-97  786.90  -0.77%  221.58%   109.00%  61.70%    4.22%
                   31-Dec-97  797.56   1.35%  225.93%   111.84%  63.89%    5.63%
                    9-Jan-98  720.16  -9.70%  194.30%    91.28%  47.99%   -4.62%
                   30-Jan-98  768.35   6.69%  214.00%   104.08%  57.89%    1.76%
                   23-Feb-98  814.61   6.02%  232.90%   116.36%  67.40%    7.89%
                    6-Mar-98  823.58   1.10%  236.57%   118.75%  69.24%    9.07%
                   20-Mar-98  872.70   5.96%  256.64%   131.79%  79.34%   15.58%
                   -------------------------------------------------------------
Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY                                                   Section IV.
------------------                                                   -----------

                           Figure II -- Interest Rates

-------------------------------------------------------------         ----------
                          1 Year   5 Year   10 Year   30 Year          1 to 30
            Fed Fds (*)   T-bill   Treas.    Treas.    Treas.         Yr. Spread
-------------------------------------------------------------         ----------
13-Jun-97       5.48       5.71     6.40      6.52      6.80
27-Jun-97       5.42       5.64     6.33      6.45      6.75             1.11
-------------------------------------------------------------         ----------
18-Jul-97       5.44       5.53     6.14      6.23      6.52
 1-Aug-97       5.57       5.47     6.00      6.11      6.38             0.91
-------------------------------------------------------------         ----------
15-Aug-97       5.45       5.61     6.20      6.37      6.65
29-Aug-97       5.56       5.59     6.22      6.34      6.61             1.02
-------------------------------------------------------------         ----------
12-Sep-97       5.48       5.59     6.23      6.34      6.64
26-Sep-97       5.45       5.46     6.00      6.08      6.36             0.90
-------------------------------------------------------------         ----------
10-Oct-97       5.46       5.40     5.88      5.99      6.29
28-Oct-97       5.45       5.39     5.88      6.16      6.22             0.83
-------------------------------------------------------------         ----------
14-Nov-97       5.50       5.43     5.81      5.88      6.12
28-Nov-97       5.49       5.50     5.82      5.86      6.06             0.56
-------------------------------------------------------------         ----------
19-Dec-97       5.66       5.47     5.75      5.79      5.97
31-Dec-97       5.44       5.55     5.72      5.74      5.90             0.35
-------------------------------------------------------------         ----------
16-Jan-98       5.45       5.17     5.32      5.45      5.74
30-Jan-98       5.53       5.27     5.48      5.63      5.89             0.62
-------------------------------------------------------------         ----------
13-Feb-98       5.43       5.29     5.49      5.61      5.91
27-Feb-98       5.51       5.42     5.60      5.63      5.94             0.52
-------------------------------------------------------------         ----------
13-Mar-98       5.45       5.36     5.57      5.62      5.93
20-Mar-98       5.47       5.36     5.54      5.57      5.89             0.53
-------------------------------------------------------------         ----------
(*) Average of Rates Available


               INREREST RATES FROM JUNE 13, 1997 TO MARCH 20, 1998

                                [GRAPHIC OMITTED]

-------------------------------------------------------------         ----------
                          1 Year   5 Year   10 Year   30 Year          1 to 30
            Fed Fds (*)   T-bill   Treas.    Treas.    Treas.         Yr. Spread
-------------------------------------------------------------         ----------
20-Mar-98       5.47       5.36     5.54      5.57      5.89             0.53
-------------------------------------------------------------         ----------

                               CURRENT YIELD CURVE

                                [GRAPHIC OMITTED]

(*) Average of Rates Available

Source: US Financial Data, Federal Reserve Bank of St. Louis, MO

                                    EXHIBITS

                                    EXHIBIT I

                        FERGUSON & COMPANY QUALIFICATIONS

     Ferguson  &  Company  (F&C)  is  a  financial,   economic,  and  regulatory
consulting firm providing services to financial institutions. It is located in Hurst, Texas. Its services to financial institutions include:

     o    Mergers and acquisition services,
     o    Business plans,
     o    Fairness opinions and conversion appraisals,
     o    Litigation support,
     o    Loan review and valuation,
     o    Operational and efficiency consulting,
     o    Human resources evaluation and management, and
     o    Regulatory consulting.

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases of information include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. F&C recently sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:


WILLIAM C. FERGUSON
-------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT
-----------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 7 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University. He is a certified commercial lender.


ROBIN L. FUSSELL
----------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 12 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                   EXHIBIT II

FERGUSON & COMPANY
------------------

                  Exhibit II.1 -- Select Publicly Held Thrifts

                                                                                Deposit                          Current
                                                                               Insurance                          Stock
                                                                                Agency                            Price
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------
AABC     Access Anytime Bancorp Inc.      Clovis               NM      SW        SAIF       NASDAQ    08/08/86    10.813
ABBK     Abington Bancorp Inc.            Abington             MA      NE        BIF        NASDAQ    06/10/86    20.875
ABCL     Alliance Bancorp Inc.            Hinsdale             IL      MW        SAIF       NASDAQ    07/07/92    28.750
ABCW     Anchor BanCorp Wisconsin         Madison              WI      MW        SAIF       NASDAQ    07/16/92    44.500
AFBC     Advance Financial Bancorp        Wellsburg            WV      SE        SAIF       NASDAQ    01/02/97    19.875
AFED     AFSALA Bancorp Inc.              Amsterdam            NY      MA        SAIF       NASDAQ    10/01/96    20.000
AHCI     Ambanc Holding Co.               Amsterdam            NY      MA        BIF        NASDAQ    12/27/95    19.125
ALBC     Albion Banc Corp.                Albion               NY      MA        SAIF       NASDAQ    07/26/93    10.766
ALBK     ALBANK Financial Corp.           Albany               NY      MA        SAIF       NASDAQ    04/01/92    49.250
AMFC     AMB Financial Corp.              Munster              IN      MW        SAIF       NASDAQ    04/01/96    17.625
ANA      Acadiana Bancshares Inc.         Lafayette            LA      SW        SAIF        AMSE     07/16/96    22.125
ANDB     Andover Bancorp Inc.             Andover              MA      NE        BIF        NASDAQ    05/08/86    40.063
ASBI     Ameriana Bancorp                 New Castle           IN      MW        SAIF       NASDAQ    03/02/87    20.500
ASBP     ASB Financial Corp.              Portsmouth           OH      MW        SAIF       NASDAQ    05/11/95    14.250
ASFC     Astoria Financial Corp.          Lake Success         NY      MA        SAIF       NASDAQ    11/18/93    61.875
BDJI     First Federal Bancorp.           Bemidji              MN      MW        SAIF       NASDAQ    04/04/95    20.000
BFD      BostonFed Bancorp Inc.           Burlington           MA      NE        SAIF        AMSE     10/24/95    22.188
BFSB     Bedford Bancshares Inc.          Bedford              VA      SE        SAIF       NASDAQ    08/22/94    29.125
BKC      American Bank of Connecticut     Waterbury            CT      NE        BIF         AMSE     12/01/81    52.625
BKCT     Bancorp Connecticut Inc.         Southington          CT      NE        BIF        NASDAQ    07/03/86    20.000
BNKU     Bank United Corp.                Houston              TX      SW        SAIF       NASDAQ    08/09/96    48.375
BPLS     Bank Plus Corp.                  Los Angeles          CA      WE        SAIF       NASDAQ       NA       15.250
BVCC     Bay View Capital Corp.           San Mateo            CA      WE        SAIF       NASDAQ    05/09/86    35.750
CAFI     Camco Financial Corp.            Cambridge            OH      MW        SAIF       NASDAQ       NA       26.375
CASB     Cascade Financial Corp.          Everett              WA      WE        SAIF       NASDAQ    09/16/92    14.750
CASH     First Midwest Financial Inc.     Storm Lake           IA      MW        SAIF       NASDAQ    09/20/93    22.875
CATB     Catskill Financial Corp.         Catskill             NY      MA        BIF        NASDAQ    04/18/96    17.875
CBCI     Calumet Bancorp Inc.             Dolton               IL      MW        SAIF       NASDAQ    02/20/92    36.750
CBSA     Coastal Bancorp Inc.             Houston              TX      SW        SAIF       NASDAQ       NA       32.875
CEBK     Central Co-operative Bank        Somerville           MA      NE        BIF        NASDAQ    10/24/86    32.250
CENB     Century Bancorp Inc.             Thomasville          NC      SE        SAIF       NASDAQ    12/23/96   115.750
CFB      Commercial Federal Corp.         Omaha                NE      MW        SAIF        NYSE     12/31/84    35.250
CFCP     Coastal Financial Corp.          Myrtle Beach         SC      SE        SAIF       NASDAQ    09/26/90    22.000
CFFC     Community Financial Corp.        Staunton             VA      SE        SAIF       NASDAQ    03/30/88    30.250
CFNC     Carolina Fincorp Inc.            Rockingham           NC      SE        SAIF       NASDAQ    11/25/96    17.313
CFSB     CFSB Bancorp Inc.                Lansing              MI      MW        SAIF       NASDAQ    06/22/90    29.125
CFTP     Community Federal Bancorp        Tupelo               MS      SE        SAIF       NASDAQ    03/26/96    18.625
CIBI     Community Investors Bancorp      Bucyrus              OH      MW        SAIF       NASDAQ    02/07/95    18.000
CKFB     CKF Bancorp Inc.                 Danville             KY      MW        SAIF       NASDAQ    01/04/95    20.500
CLAS     Classic Bancshares Inc.          Ashland              KY      MW        SAIF       NASDAQ    12/29/95    20.250
CMRN     Cameron Financial Corp           Cameron              MO      MW        SAIF       NASDAQ    04/03/95    20.250
CMSB     Commonwealth Bancorp Inc.        Norristown           PA      MA        SAIF       NASDAQ    06/17/96    21.000
CNIT     CENIT Bancorp Inc.               Norfolk              VA      SE        SAIF       NASDAQ    08/06/92    79.000
CNSB     CNS Bancorp Inc.                 Jefferson City       MO      MW        SAIF       NASDAQ    06/12/96    18.250
COFI     Charter One Financial            Cleveland            OH      MW        SAIF       NASDAQ    01/22/88    65.625
COOP     Cooperative Bankshares Inc.      Wilmington           NC      SE        SAIF       NASDAQ    08/21/91    19.750
CRSB     Crusader Holding Corp.           Philadelphia         PA      MA        SAIF       NASDAQ       NA       15.500
CRZY     Crazy Woman Creek Bancorp        Buffalo              WY      WE        SAIF       NASDAQ    03/29/96    17.250
CSBF     CSB Financial Group Inc.         Centralia            IL      MW        SAIF       NASDAQ    10/09/95    13.750
CVAL     Chester Valley Bancorp Inc.      Downingtown          PA      MA        SAIF       NASDAQ    03/27/87    35.250
DCBI     Delphos Citizens Bancorp Inc.    Delphos              OH      MW        SAIF       NASDAQ    11/21/96    21.250
DIBK     Dime Financial Corp.             Wallingford          CT      NE        BIF        NASDAQ    07/09/86    30.250
DIME     Dime Community Bancorp Inc.      Brooklyn             NY      MA        BIF        NASDAQ    06/26/96    24.125
DME      Dime Bancorp Inc.                New York             NY      MA        BIF         NYSE     08/19/86    29.875
DNFC     D & N Financial Corp.            Hancock              MI      MW        SAIF       NASDAQ    02/13/85    27.750
DSL      Downey Financial Corp.           Newport Beach        CA      WE        SAIF        NYSE     01/01/71    32.063
EBSI     Eagle Bancshares                 Tucker               GA      SE        SAIF       NASDAQ    04/01/86    21.375
EFBC     Empire Federal Bancorp Inc.      Livingston           MT      WE        SAIF       NASDAQ    01/27/97    18.000
EFBI     Enterprise Federal Bancorp       West Chester         OH      MW        SAIF       NASDAQ    10/17/94    33.000

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

                                                                                Deposit                          Current
                                                                               Insurance                          Stock
                                                                                Agency                            Price
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------
EMLD     Emerald Financial Corp.          Strongsville         OH      MW        SAIF       NASDAQ    10/05/93    22.000
EQSB     Equitable Federal Savings Bank   Wheaton              MD      MA        SAIF       NASDAQ    09/10/93    31.500
ESBK     Elmira Savings Bank (The)        Elmira               NY      MA        BIF        NASDAQ    03/01/85    28.656
FAB      FIRSTFED AMERICA BANCORP INC.    Swansea              MA      NE        SAIF        AMSE     01/15/97    20.250
FBBC     First Bell Bancorp Inc.          Pittsburgh           PA      MA        SAIF       NASDAQ    06/29/95    21.000
FBCI     Fidelity Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    12/15/93    25.000
FBCV     1ST Bancorp                      Vincennes            IN      MW        SAIF       NASDAQ    04/07/87    27.250
FBER     1st Bergen Bancorp               Wood-Ridge           NJ      MA        SAIF       NASDAQ    04/01/96    20.750
FBSI     First Bancshares Inc.            Mountain Grove       MO      MW        SAIF       NASDAQ    12/22/93    16.750
FCB      Falmouth Bancorp Inc.            Falmouth             MA      NE        BIF         AMSE     03/28/96    23.625
FCBF     FCB Financial Corp.              Oshkosh              WI      MW        SAIF       NASDAQ    09/24/93    32.250
FCME     First Coastal Corp.              Westbrook            ME      NE        BIF        NASDAQ       NA       13.750
FDEF     First Defiance Financial         Defiance             OH      MW        SAIF       NASDAQ    10/02/95    15.375
FED      FirstFed Financial Corp.         Santa Monica         CA      WE        SAIF        NYSE     12/16/83    39.875
FESX     First Essex Bancorp Inc.         Andover              MA      NE        BIF        NASDAQ    08/04/87    24.625
FFBH     First Federal Bancshares of AR   Harrison             AR      SE        SAIF       NASDAQ    05/03/96    26.250
FFBZ     First Federal Bancorp Inc.       Zanesville           OH      MW        SAIF       NASDAQ    07/13/92    25.000
FFCH     First Financial Holdings Inc.    Charleston           SC      SE        SAIF       NASDAQ    11/10/83    51.750
FFDB     FirstFed Bancorp Inc.            Bessemer             AL      SE        SAIF       NASDAQ    11/19/91    23.750
FFED     Fidelity Federal Bancorp         Evansville           IN      MW        SAIF       NASDAQ    08/31/87     9.375
FFES     First Federal of East Hartford   East Hartford        CT      NE        SAIF       NASDAQ    06/23/87    40.000
FFFD     North Central Bancshares Inc.    Fort Dodge           IA      MW        SAIF       NASDAQ    03/21/96    22.438
FFHH     FSF Financial Corp.              Hutchinson           MN      MW        SAIF       NASDAQ    10/07/94    20.000
FFHS     First Franklin Corp.             Cincinnati           OH      MW        SAIF       NASDAQ    01/26/88    26.500
FFIC     Flushing Financial Corp.         Flushing             NY      MA        BIF        NASDAQ    11/21/95    24.500
FFKY     First Federal Financial Corp.    Elizabethtown        KY      MW        SAIF       NASDAQ    07/15/87    21.484
FFLC     FFLC Bancorp Inc.                Leesburg             FL      SE        SAIF       NASDAQ    01/04/94    19.750
FFOH     Fidelity Financial of Ohio       Cincinnati           OH      MW        SAIF       NASDAQ    03/04/96    18.000
FFSL     First Independence Corp.         Independence         KS      MW        SAIF       NASDAQ    10/08/93    15.000
FFSX     First Fed SB of Siouxland(MHC)   Sioux City           IA      MW        SAIF       NASDAQ    07/13/92    35.750
FFWC     FFW Corp.                        Wabash               IN      MW        SAIF       NASDAQ    04/05/93    19.000
FFWD     Wood Bancorp Inc.                Bowling Green        OH      MW        SAIF       NASDAQ    08/31/93    20.000
FFYF     FFY Financial Corp.              Youngstown           OH      MW        SAIF       NASDAQ    06/28/93    34.375
FGHC     First Georgia Holding Inc.       Brunswick            GA      SE        SAIF       NASDAQ    02/11/87    10.750
FIBC     Financial Bancorp Inc.           Long Island City     NY      MA        SAIF       NASDAQ    08/17/94    25.750
FISB     First Indiana Corp.              Indianapolis         IN      MW        SAIF       NASDAQ    08/02/83    27.000
FKFS     First Keystone Financial         Media                PA      MA        SAIF       NASDAQ    01/26/95    17.000
FKKY     Frankfort First Bancorp Inc.     Frankfort            KY      MW        SAIF       NASDAQ    07/10/95    16.750
FLAG     FLAG Financial Corp.             LaGrange             GA      SE        SAIF       NASDAQ    12/11/86    19.875
FLFC     First Liberty Financial Corp.    Macon                GA      SE        SAIF       NASDAQ    12/06/83    34.000
FLGS     Flagstar Bancorp Inc.            Bloomfield Hills     MI      MW        SAIF       NASDAQ       NA       23.375
FLKY     First Lancaster Bancshares       Lancaster            KY      MW        SAIF       NASDAQ    07/01/96    15.125
FMCO     FMS Financial Corp.              Burlington           NJ      MA        SAIF       NASDAQ    12/14/88    34.750
FMSB     First Mutual Savings Bank        Bellevue             WA      WE        BIF        NASDAQ    12/17/85    18.250
FNGB     First Northern Capital Corp.     Green Bay            WI      MW        SAIF       NASDAQ    12/29/83    13.500
FSBI     Fidelity Bancorp Inc.            Pittsburgh           PA      MA        SAIF       NASDAQ    06/24/88    30.750
FSNJ     Bayonne Bancshares Inc.          Bayonne              NJ      MA        SAIF       NASDAQ    08/22/97    14.813
FSPT     FirstSpartan Financial Corp.     Spartanburg          SC      SE        SAIF       NASDAQ    07/09/97    44.000
FSTC     First Citizens Corp.             Newnan               GA      SE        SAIF       NASDAQ    03/01/86    32.000
FTF      Texarkana First Financial Corp   Texarkana            AR      SE        SAIF        AMSE     07/07/95    28.000
FTFC     First Federal Capital Corp.      La Crosse            WI      MW        SAIF       NASDAQ    11/02/89    31.500
FTSB     Fort Thomas Financial Corp.      Fort Thomas          KY      MW        SAIF       NASDAQ    06/28/95    15.250
FWWB     First SB of Washington Bancorp   Walla Walla          WA      WE        SAIF       NASDAQ    11/01/95    27.000
GAF      GA Financial Inc.                Pittsburgh           PA      MA        SAIF        AMSE     03/26/96    19.000
GDW      Golden West Financial            Oakland              CA      WE        SAIF        NYSE     05/29/59    97.813
GFCO     Glenway Financial Corp.          Cincinnati           OH      MW        SAIF       NASDAQ    11/30/90    20.000
GPT      GreenPoint Financial Corp.       New York             NY      MA        BIF         NYSE     01/28/94    37.063
GSBC     Great Southern Bancorp Inc.      Springfield          MO      MW        SAIF       NASDAQ    12/14/89    25.750
GSFC     Green Street Financial Corp.     Fayetteville         NC      SE        SAIF       NASDAQ    04/04/96    17.875
GTPS     Great American Bancorp           Champaign            IL      MW        SAIF       NASDAQ    06/30/95    21.000

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

                                                                                Deposit                          Current
                                                                               Insurance                          Stock
                                                                                Agency                            Price
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------
GUPB     GFSB Bancorp Inc.                Gallup               NM      SW        SAIF       NASDAQ    06/30/95    22.000
HALL     Hallmark Capital Corp.           West Allis           WI      MW        SAIF       NASDAQ    01/03/94    15.500
HARB     Harbor Florida Bancorp (MHC)     Fort Pierce          FL      SE        SAIF       NASDAQ    01/06/94    75.500
HARL     Harleysville Savings Bank        Harleysville         PA      MA        SAIF       NASDAQ    08/04/87    30.250
HAVN     Haven Bancorp Inc.               Woodhaven            NY      MA        SAIF       NASDAQ    09/23/93    24.625
HBFW     Home Bancorp                     Fort Wayne           IN      MW        SAIF       NASDAQ    03/30/95    36.625
HBNK     Highland Bancorp Inc.            Burbank              CA      WE        SAIF       NASDAQ       NA       36.500
HBS      Haywood Bancshares Inc.          Waynesville          NC      SE        BIF         AMSE     12/18/87    22.250
HCFC     Home City Financial Corp.        Springfield          OH      MW        SAIF       NASDAQ    12/30/96    18.625
HFFB     Harrodsburg First Fin Bancorp    Harrodsburg          KY      MW        SAIF       NASDAQ    10/04/95    16.563
HFFC     HF Financial Corp.               Sioux Falls          SD      MW        SAIF       NASDAQ    04/08/92    29.500
HFNC     HFNC Financial Corp.             Charlotte            NC      SE        SAIF       NASDAQ    12/29/95    13.500
HFSA     Hardin Bancorp Inc.              Hardin               MO      MW        SAIF       NASDAQ    09/29/95    18.875
HHFC     Harvest Home Financial Corp.     Cheviot              OH      MW        SAIF       NASDAQ    10/10/94    15.063
HIFS     Hingham Instit. for Savings      Hingham              MA      NE        BIF        NASDAQ    12/20/88    34.000
HMLK     Hemlock Federal Financial Corp   Oak Forest           IL      MW        SAIF       NASDAQ    04/02/97    18.750
HMNF     HMN Financial Inc.               Spring Valley        MN      MW        SAIF       NASDAQ    06/30/94    30.000
HOMF     Home Federal Bancorp             Seymour              IN      MW        SAIF       NASDAQ    01/23/88    30.500
HPBC     Home Port Bancorp Inc.           Nantucket            MA      NE        BIF        NASDAQ    08/25/88    26.000
HRBF     Harbor Federal Bancorp Inc.      Baltimore            MD      MA        SAIF       NASDAQ    08/12/94    24.813
HRZB     Horizon Financial Corp.          Bellingham           WA      WE        BIF        NASDAQ    08/01/86    18.875
HTHR     Hawthorne Financial Corp.        El Segundo           CA      WE        SAIF       NASDAQ       NA       19.438
HZFS     Horizon Financial Svcs Corp.     Oskaloosa            IA      MW        SAIF       NASDAQ    06/30/94    16.250
INBI     Industrial Bancorp Inc.          Bellevue             OH      MW        SAIF       NASDAQ    08/01/95    22.000
IPSW     Ipswich Savings Bank             Ipswich              MA      NE        BIF        NASDAQ    05/26/93    14.000
ITLA     ITLA Capital Corp.               La Jolla             CA      WE        BIF        NASDAQ    10/24/95    21.250
IWBK     InterWest Bancorp Inc.           Oak Harbor           WA      WE        SAIF       NASDAQ       NA       42.000
JSB      JSB Financial Inc.               Lynbrook             NY      MA        BIF         NYSE     06/27/90    54.375
JSBA     Jefferson Savings Bancorp        Ballwin              MO      MW        SAIF       NASDAQ    04/08/93    27.000
JXVL     Jacksonville Bancorp Inc.        Jacksonville         TX      SW        SAIF       NASDAQ    04/01/96    20.125
KFBI     Klamath First Bancorp            Klamath Falls        OR      WE        SAIF       NASDAQ    10/05/95    23.000
KNK      Kankakee Bancorp Inc.            Kankakee             IL      MW        SAIF        AMSE     01/06/93    36.125
KSBK     KSB Bancorp Inc.                 Kingfield            ME      NE        BIF        NASDAQ    06/24/93    18.500
KYF      Kentucky First Bancorp Inc.      Cynthiana            KY      MW        SAIF        AMSE     08/29/95    14.000
LARK     Landmark Bancshares Inc.         Dodge City           KS      MW        SAIF       NASDAQ    03/28/94    23.500
LARL     Laurel Capital Group Inc.        Allison Park         PA      MA        SAIF       NASDAQ    02/20/87    21.625
LFBI     Little Falls Bancorp Inc.        Little Falls         NJ      MA        SAIF       NASDAQ    01/05/96    20.188
LOGN     Logansport Financial Corp.       Logansport           IN      MW        SAIF       NASDAQ    06/14/95    17.500
LSBI     LSB Financial Corp.              Lafayette            IN      MW        BIF        NASDAQ    02/03/95    30.500
LSBX     Lawrence Savings Bank            North Andover        MA      NE        BIF        NASDAQ    05/02/86    18.875
LVSB     Lakeview Financial Corp.         Paterson             NJ      MA        SAIF       NASDAQ    12/22/93    25.281
LXMO     Lexington B&L Financial Corp.    Lexington            MO      MW        SAIF       NASDAQ    06/06/96    16.625
MAFB     MAF Bancorp Inc.                 Clarendon Hills      IL      MW        SAIF       NASDAQ    01/12/90    39.000
MARN     Marion Capital Holdings          Marion               IN      MW        SAIF       NASDAQ    03/18/93    28.000
MASB     MASSBANK Corp.                   Reading              MA      NE        BIF        NASDAQ    05/28/86    51.000
MBB      MSB Bancorp, Inc.                Goshen               NY      MA        BIF         AMSE        NA       36.375
MBLF     MBLA Financial Corp.             Macon                MO      MW        SAIF       NASDAQ    06/24/93    27.500
MBSP     Mitchell Bancorp Inc.            Spruce Pine          NC      SE        SAIF       NASDAQ    07/12/96    17.000
MCBN     Mid-Coast Bancorp Inc.           Waldoboro            ME      NE        SAIF       NASDAQ    11/02/89    38.000
MDBK     Medford Bancorp Inc.             Medford              MA      NE        BIF        NASDAQ    03/18/86    43.000
MECH     MECH Financial Inc.              Hartford             CT      NE        BIF        NASDAQ    06/26/96    29.000
METF     Metropolitan Financial Corp.     Mayfield Heights     OH      MW        SAIF       NASDAQ       NA       16.625
MFBC     MFB Corp.                        Mishawaka            IN      MW        SAIF       NASDAQ    03/25/94    26.250
MFFC     Milton Federal Financial Corp.   West Milton          OH      MW        SAIF       NASDAQ    10/07/94    16.125
MFLR     Mayflower Co-operative Bank      Middleboro           MA      NE        BIF        NASDAQ    12/23/87    27.000
MIFC     Mid-Iowa Financial Corp.         Newton               IA      MW        SAIF       NASDAQ    10/14/92    12.125
MONT     Montgomery Financial Corp.       Crawfordsville       IN      MW        SAIF       NASDAQ    07/01/97    13.125
MSBF     MSB Financial Inc.               Marshall             MI      MW        SAIF       NASDAQ    02/06/95    17.000
MWBI     Midwest Bancshares Inc.          Burlington           IA      MW        SAIF       NASDAQ    11/12/92    16.000
MWBX     MetroWest Bank                   Framingham           MA      NE        BIF        NASDAQ    10/10/86     7.875

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

                                                                                Deposit                          Current
                                                                               Insurance                          Stock
                                                                                Agency                            Price
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------
NASB     North American Savings Bank      Grandview            MO      MW        SAIF       NASDAQ    09/27/85    69.000
NBN      Northeast Bancorp                Auburn               ME      NE        BIF         AMSE     08/19/87    17.250
NEIB     Northeast Indiana Bancorp        Huntington           IN      MW        SAIF       NASDAQ    06/28/95    21.125
NHTB     New Hampshire Thrift Bncshrs     Newport              NH      NE        SAIF       NASDAQ    05/22/86    20.625
NMSB     NewMil Bancorp Inc.              New Milford          CT      NE        BIF        NASDAQ    02/01/86    13.875
NSLB     NS&L Bancorp Inc.                Neosho               MO      MW        SAIF       NASDAQ    06/08/95    17.500
NSSY     NSS Bancorp Inc.                 Norwalk              CT      NE        BIF        NASDAQ    06/16/94    42.625
NWEQ     Northwest Equity Corp.           Amery                WI      MW        SAIF       NASDAQ    10/11/94    21.625
OCFC     Ocean Financial Corp.            Toms River           NJ      MA        SAIF       NASDAQ    07/03/96    36.563
OFCP     Ottawa Financial Corp.           Holland              MI      MW        SAIF       NASDAQ    08/19/94    29.250
OHSL     OHSL Financial Corp.             Cincinnati           OH      MW        SAIF       NASDAQ    02/10/93    33.750
PBCI     Pamrapo Bancorp Inc.             Bayonne              NJ      MA        SAIF       NASDAQ    11/14/89    27.750
PCBC     Perry County Financial Corp.     Perryville           MO      MW        SAIF       NASDAQ    02/13/95    23.250
PDB      Piedmont Bancorp Inc.            Hillsborough         NC      SE        SAIF        AMSE     12/08/95    10.625
PEEK     Peekskill Financial Corp.        Peekskill            NY      MA        SAIF       NASDAQ    12/29/95    16.875
PERM     Permanent Bancorp Inc.           Evansville           IN      MW        SAIF       NASDAQ    04/04/94    36.000
PFDC     Peoples Bancorp                  Auburn               IN      MW        SAIF       NASDAQ    07/07/87    22.500
PFFB     PFF Bancorp Inc.                 Pomona               CA      WE        SAIF       NASDAQ    03/29/96    20.438
PFNC     Progress Financial Corp.         Blue Bell            PA      MA        SAIF       NASDAQ    07/18/83    18.375
PFSB     PennFed Financial Services Inc   West Orange          NJ      MA        SAIF       NASDAQ    07/15/94    18.500
PFSL     Pocahontas FS&LA (MHC)           Pocahontas           AR      SE        SAIF       NASDAQ    04/05/94    45.875
PHBK     Peoples Heritage Finl Group      Portland             ME      NE        BIF        NASDAQ    12/04/86    46.750
PHFC     Pittsburgh Home Financial Corp   Pittsburgh           PA      MA        SAIF       NASDAQ    04/01/96    17.875
PHSB     Peoples Home Savings Bk (MHC)    Beaver Falls         PA      MA        SAIF       NASDAQ    07/10/97    19.750
PRBC     Prestige Bancorp Inc.            Pleasant Hills       PA      MA        SAIF       NASDAQ    06/27/96    19.250
PSFC     Peoples-Sidney Financial Corp.   Sidney               OH      MW        SAIF       NASDAQ    04/28/97    18.000
PSFI     PS Financial Inc.                Chicago              IL      MW        SAIF       NASDAQ    11/27/96    14.125
PTRS     Potters Financial Corp.          East Liverpool       OH      MW        SAIF       NASDAQ    12/31/93    18.750
PULS     Pulse Bancorp                    South River          NJ      MA        SAIF       NASDAQ    09/18/86    26.625
PVFC     PVF Capital Corp.                Bedford Heights      OH      MW        SAIF       NASDAQ    12/30/92    24.000
PVSA     Parkvale Financial Corp.         Monroeville          PA      MA        SAIF       NASDAQ    07/16/87    31.250
PWBC     PennFirst Bancorp Inc.           Ellwood City         PA      MA        SAIF       NASDAQ    06/13/90    19.313
PWBK     Pennwood Bancorp Inc.            Pittsburgh           PA      MA        SAIF       NASDAQ    07/15/96    18.750
QCBC     Quaker City Bancorp Inc.         Whittier             CA      WE        SAIF       NASDAQ    12/30/93    22.625
QCFB     QCF Bancorp Inc.                 Virginia             MN      MW        SAIF       NASDAQ    04/03/95    28.250
QCSB     Queens County Bancorp Inc.       Flushing             NY      MA        BIF        NASDAQ    11/23/93    42.125
RARB     Raritan Bancorp Inc.             Bridgewater          NJ      MA        BIF        NASDAQ    03/01/87    26.500
RELY     Reliance Bancorp Inc.            Garden City          NY      MA        SAIF       NASDAQ    03/31/94    37.250
RIVR     River Valley Bancorp             Madison              IN      MW        SAIF       NASDAQ    12/20/96    19.500
ROSE     TR Financial Corp.               Garden City          NY      MA        BIF        NASDAQ    06/29/93    35.500
RSLN     Roslyn Bancorp Inc.              Roslyn               NY      MA        BIF        NASDAQ    01/13/97    23.594
SCBS     Southern Community Bancshares    Cullman              AL      SE        SAIF       NASDAQ    12/23/96    18.500
SFED     SFS Bancorp Inc.                 Schenectady          NY      MA        SAIF       NASDAQ    06/30/95    23.750
SFFC     StateFed Financial Corp.         Des Moines           IA      MW        SAIF       NASDAQ    01/05/94    14.500
SFIN     Statewide Financial Corp.        Jersey City          NJ      MA        SAIF       NASDAQ    10/02/95    22.750
SFSL     Security First Corp.             Mayfield Heights     OH      MW        SAIF       NASDAQ    01/22/88    22.500
SISB     SIS Bancorp Inc.                 Springfield          MA      NE        BIF        NASDAQ    02/08/95    39.500
SKAN     Skaneateles Bancorp Inc.         Skaneateles          NY      MA        BIF        NASDAQ    06/02/86    19.375
SMBC     Southern Missouri Bancorp Inc.   Poplar Bluff         MO      MW        SAIF       NASDAQ    04/13/94    21.750
SOBI     Sobieski Bancorp Inc.            South Bend           IN      MW        SAIF       NASDAQ    03/31/95    21.250
SOPN     First Savings Bancorp Inc.       Southern Pines       NC      SE        SAIF       NASDAQ    01/06/94    24.625
SPBC     St. Paul Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    05/18/87    26.188
SSB      Scotland Bancorp Inc.            Laurinburg           NC      SE        SAIF        AMSE     04/01/96    10.188
SSM      Stone Street Bancorp Inc.        Mocksville           NC      SE        SAIF        AMSE     04/01/96    20.250
STFR     St. Francis Capital Corp.        Brookfield           WI      MW        SAIF       NASDAQ    06/21/93    46.500
STSA     Sterling Financial Corp.         Spokane              WA      WE        SAIF       NASDAQ       NA       25.500
SVRN     Sovereign Bancorp Inc.           Wyomissing           PA      MA        SAIF       NASDAQ    08/12/86    21.875
SZB      SouthFirst Bancshares Inc.       Sylacauga            AL      SE        SAIF        AMSE     02/14/95    22.000
THR      Three Rivers Financial Corp.     Three Rivers         MI      MW        SAIF        AMSE     08/24/95    22.000
THRD     TF Financial Corp.               Newtown              PA      MA        SAIF       NASDAQ    07/13/94    27.250

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

                                                                                Deposit                          Current
                                                                               Insurance                          Stock
                                                                                Agency                            Price
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------
TRIC     Tri-County Bancorp Inc.          Torrington           WY      WE        SAIF       NASDAQ    09/30/93    15.000
TSH      Teche Holding Co.                Franklin             LA      SW        SAIF        AMSE     04/19/95    21.750
TWIN     Twin City Bancorp                Bristol              TN      SE        SAIF       NASDAQ    01/04/95    14.750
UBMT     United Financial Corp.           Great Falls          MT      WE        SAIF       NASDAQ    09/23/86    28.250
USAB     USABancshares Inc.               Philadelphia         PA      MA        BIF        NASDAQ       NA       12.250
VABF     Virginia Beach Fed. Financial    Virginia Beach       VA      SE        SAIF       NASDAQ    11/01/80    19.625
WAMU     Washington Mutual Inc.           Seattle              WA      WE        BIF        NASDAQ    03/11/83    73.938
WBST     Webster Financial Corp.          Waterbury            CT      NE        SAIF       NASDAQ    12/12/86    66.500
WCBI     Westco Bancorp Inc.              Westchester          IL      MW        SAIF       NASDAQ    06/26/92    29.375
WCFB     Webster City Federal SB (MHC)    Webster City         IA      MW        SAIF       NASDAQ    08/15/94    20.875
WEFC     Wells Financial Corp.            Wells                MN      MW        SAIF       NASDAQ    04/11/95    18.750
WFI      Winton Financial Corp.           Cincinnati           OH      MW        SAIF        AMSE     08/04/88    28.500
WFSL     Washington Federal Inc.          Seattle              WA      WE        SAIF       NASDAQ    11/17/82    29.000
WOFC     Western Ohio Financial Corp.     Springfield          OH      MW        SAIF       NASDAQ    07/29/94    26.000
WRNB     Warren Bancorp Inc.              Peabody              MA      NE        BIF        NASDAQ    07/09/86    24.000
WSB      Washington Savings Bank, FSB     Bowie                MD      MA        SAIF        AMSE        NA        8.313
WSFS     WSFS Financial Corp.             Wilmington           DE      MA        BIF        NASDAQ    11/26/86    21.875
WSTR     WesterFed Financial Corp.        Missoula             MT      WE        SAIF       NASDAQ    01/10/94    25.875
WVFC     WVS Financial Corp.              Pittsburgh           PA      MA        SAIF       NASDAQ    11/29/93    38.750
WYNE     Wayne Bancorp Inc.               Wayne                NJ      MA        SAIF       NASDAQ    06/27/96    28.750
YFCB     Yonkers Financial Corp.          Yonkers              NY      MA        SAIF       NASDAQ    04/18/96    20.000
YFED     York Financial Corp.             York                 PA      MA        SAIF       NASDAQ    02/01/84    25.500

Maximum                                                                                                          115.750
Minimum                                                                                                            7.875
Average                                                                                                           26.337
Median                                                                                                            22.250

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

          Current     Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           Market      LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
           Value     Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      ($M)        (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   ---------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
AABC         12.90      9.65      143.98       143.98      12.46        --      105,639     8.65         8.65      1.12      1.34
ABBK         75.92     21.52      208.96       229.65      14.27      0.96      531,986     6.83         6.25      0.97      0.77
ABCL        230.64     20.68      176.16       178.24      16.91      1.53    1,363,825     9.60         9.50      1.39      0.85
ABCW        402.81     23.30      312.28       317.40      20.75      0.72    1,941,180     6.65         6.54      1.91      0.96
AFBC         21.55        NA      131.10       131.10      19.95      1.61      108,032    15.22        15.22        NA      0.84
AFED         27.57     21.51      122.32       122.32      17.25      1.40      160,408    12.52        12.52      0.93      0.79
AHCI         82.36     65.95      136.80       136.80      15.56      1.26      529,309    11.37        11.37      0.29     (0.61)
ALBC          8.08     25.04      133.24       133.24      11.41      0.99       70,810     8.56         8.56      0.43      0.49
ALBK        635.66     15.68      176.78       227.59      15.57      1.46    4,083,097     8.81         6.98      3.14      1.18
AMFC         16.99     24.82      114.97       114.97      16.99      1.59      100,003    14.77        14.77      0.71      0.71
ANA          58.78     21.27      128.56       128.56      21.78      1.99      274,018    16.95        16.95      1.04      0.95
ANDB        207.35     16.42      193.35       193.35      15.65      1.90    1,322,745     8.10         8.10      2.44      1.04
ASBI         66.28     21.13      149.20       149.31      16.96      3.12      390,868    11.37        11.36      0.97      0.81
ASBP         23.31     22.27      134.56       134.56      20.82      2.81      113,176    15.46        15.46      0.64      0.92
ASFC      1,620.99     21.86      190.85       274.27      15.40      1.29   10,528,393     8.54         6.24      2.83      0.77
BDJI         19.97     23.26      165.15       165.15      16.80        --      118,838    10.18        10.18      0.86      0.66
BFD         122.49     19.99      141.15       146.46      12.57      1.26      974,680     8.37         8.09      1.11      0.67
BFSB         33.27     20.51      159.33       159.33      24.30      1.92      136,908    14.52        14.52      1.42      1.19
BKC         122.14     17.90      212.03       219.27      19.11      2.89      639,013     9.02         8.75      2.94      1.15
BKCT        101.84     20.83      216.92       216.92      22.99      2.60      443,025    10.60        10.60      0.96      1.24
BNKU      1,528.44     22.19      249.48       255.95      12.20      1.32   12,523,459     4.89         4.77      2.18      0.61
BPLS        295.35     20.89      162.93       178.99       7.09        --    4,167,806     4.35         3.98      0.73      0.38
BVCC        720.27     24.66      248.61       299.41      13.29      1.12    3,246,476     5.35         4.48      1.45      0.61
CAFI         84.85     18.97      173.29       186.79      16.30      2.05      520,582     9.41         8.78      1.39      0.94
CASB         50.07     19.93      170.92       170.92      11.85        --      422,530     6.94         6.94      0.74      0.64
CASH         61.58     18.75      139.57       156.46      15.11      2.10      407,592    10.83         9.77      1.22      0.90
CATB         82.77     21.03      115.47       115.47      28.09      1.79      294,656    24.32        24.32      0.85      1.34
CBCI        115.45     15.98      141.45       141.45      23.72        --      486,626    16.77        16.77      2.30      1.62
CBSA        164.67     14.68      159.05       187.11       5.66      1.46    2,911,410     3.60         3.08      2.24      0.40
CEBK         63.37     24.62      175.75       194.39      17.26      0.99      367,096     9.82         8.97      1.31      0.75
CENB         47.15     26.67      152.91       152.91      46.10      1.73      102,281    30.15        30.15      4.34      1.63
CFB       1,420.71     17.28      250.71       278.00      15.98      0.62    7,189,342     6.38         5.79      2.04      0.95
CFCP        102.83     20.95      305.13       305.13      18.24      1.64      563,866     5.97         5.97      1.05      1.04
CFFC         38.71     20.72      155.05       155.77      21.13      1.85      182,879    13.63        13.58      1.46      1.07
CFNC         32.99     23.72      123.14       123.14      27.96      1.39      114,660    22.71        22.71      0.73      1.17
CFSB        221.57     23.30      327.98       327.98      25.98      1.79      852,888     7.92         7.92      1.25      1.18
CFTP         86.21     29.10      126.44       126.44      37.70      1.72      228,656    26.46        26.46      0.64      1.33
CIBI         16.24     16.98      146.22       146.22      16.94      1.78       95,876    11.58        11.58      1.06      0.97
CKFB         17.77     21.13      119.60       119.60      28.27      2.44       62,865    21.89        21.89      0.97      1.37
CLAS         26.32     28.93      131.66       154.34      19.82      1.38      132,793    15.06        13.14      0.70      0.64
CMRN         51.88     21.09      114.67       114.67      24.58      1.38      211,253    21.44        21.44      0.96      1.16
CMSB        341.19     30.00      158.85       201.15      15.04      1.52    2,268,595     9.47         7.63      0.70      0.50
CNIT        124.37     24.53      254.76       278.17      18.63      1.52      701,708     6.95         6.40      3.22      0.78
CNSB         30.17     35.78      126.12       126.12      30.82      1.32       97,891    24.44        24.44      0.51      0.87
COFI      4,190.08     20.64      304.38       325.84      21.20      1.52   19,760,265     6.97         6.54      3.18      1.10
COOP         58.94     28.62      208.33       208.33      15.97        --      369,121     7.67         7.67      0.69      0.60
CRSB         54.25        NA          NM           NM      27.07        --      134,538     2.88         2.88        NA        NA
CRZY         16.47     21.84      114.69       114.69      27.10      2.32       60,774    23.64        23.64      0.79      1.30
CSBF         11.55     55.00      105.04       111.61      24.25        --       47,602    23.10        22.04      0.25      0.45
CVAL         76.76     25.92      266.24       266.24      23.47      1.25      325,643     8.82         8.82      1.36      0.95
DCBI         41.35     22.37      143.29       143.29      38.37      1.13      107,747    26.78        26.78      0.95      1.62
DIBK        156.21      9.63      197.07       202.34      16.30      1.59      958,503     8.27         8.07      3.14      1.92
DIME        300.07     27.11      161.16       186.44      20.16      1.33    1,488,074    12.51        11.00      0.89      0.86
DME       3,476.20     26.67      264.38       322.28      15.91      0.54   21,848,000     6.02         4.99      1.12      0.60
DNFC        252.50     20.26      257.42       259.83      13.91      0.66    1,815,315     5.40         5.36      1.37      0.79
DSL         857.88     19.67      199.40       201.91      14.70      1.00    5,835,825     7.37         7.29      1.63      0.76
EBSI        122.24     19.61      166.47       166.47      13.08      2.81      934,458     7.83         7.83      1.09      0.77
EFBC         46.66        NA      116.05       116.05      42.21      1.67      110,540    36.37        36.37        NA        NA
EFBI         65.53     33.00      202.33       202.45      21.75      3.03      301,261    10.75        10.75      1.00      0.75

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

          Current     Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           Market      LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
           Value     Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      ($M)        (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   ---------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
EMLD        111.60     19.64      230.13       233.30      18.48      1.27      603,965     8.03         7.93      1.12      0.98
EQSB         38.32     17.70      228.76       228.76      11.90        --      321,687     5.20         5.20      1.78      0.74
ESBK         21.22     22.04      142.78       142.78       9.19      2.23      230,981     6.32         6.32      1.30      0.42
FAB         176.32        NA      126.48       126.48      15.21        --    1,159,508    11.17        11.17        NA      0.54
FBBC        136.72     17.50      187.33       187.33      20.24      1.91      675,684    10.80        10.80      1.20      1.06
FBCI         70.37     23.36      137.21       137.44      14.37      1.60      489,673    10.47        10.45      1.07      0.61
FBCV         29.69     23.09      129.27       131.58      11.60      0.98      255,927     8.98         8.83      1.18      0.49
FBER         59.44     26.27      151.35       151.35      20.47      0.96      290,435    13.52        13.52      0.79      0.78
FBSI         36.97     20.18      157.42       157.42      22.67      0.60      161,527    14.40        14.40      0.83      1.12
FCB          34.37     42.19      147.10       147.10      35.22      1.02       97,564    23.94        23.94      0.56      0.85
FCBF        124.57     22.55      170.01       170.01      23.96      2.48      519,911    14.10        14.10      1.43      1.15
FCME         18.69     18.58      126.26       126.26      12.77        --      146,400    10.11        10.11      0.74      0.68
FDEF        131.11     25.63      122.71       122.71      22.62      2.34      579,698    18.44        18.44      0.60      0.94
FED         422.37     18.90      189.52       191.16      10.15        --    4,160,115     5.36         5.31      2.11      0.55
FESX        185.58     21.99      203.85       231.87      15.50      2.27    1,197,459     7.60         6.75      1.12      0.73
FFBH        128.52     22.83      157.75       157.75      23.49      1.07      547,119    14.89        14.89      1.15      1.01
FFBZ         39.38     23.81      273.52       273.82      18.86      1.12      208,840     7.61         7.60      1.05      0.92
FFCH        349.86     23.85      302.99       302.99      19.51      1.62    1,793,325     6.44         6.44      2.17      0.86
FFDB         27.43     17.21      158.33       172.48      15.34      2.11      178,792     9.69         8.97      1.38      0.96
FFED         29.32     15.37      186.75       186.75      13.59      4.27      215,821     7.28         7.28      0.61      0.68
FFES        108.23     17.94      161.55       161.55      11.01      1.70      982,747     6.82         6.82      2.23      0.63
FFFD         73.29     19.34      145.42       145.42      33.02      1.43      221,954    22.72        22.72      1.16      1.78
FFHH         60.91     18.18      122.40       122.40      14.97      2.50      402,850    10.91        10.91      1.10      0.82
FFHS         31.59     20.87      148.79       149.55      13.70      1.51      230,504     9.21         9.17      1.27      0.68
FFIC        192.68     21.68      141.21       146.97      17.70      1.31    1,088,476    12.54        12.10      1.13      0.88
FFKY         88.70     14.72      167.71       177.41      22.93      2.61      388,329    13.67        13.02      1.46      1.61
FFLC         73.94     21.70      143.74       143.74      18.48      1.82      400,237    12.85        12.85      0.91      0.95
FFOH        100.67     21.18      156.66       177.69      18.81      1.78      535,100    12.01        10.74      0.85      0.90
FFSL         14.31     20.83      125.94       125.94      12.59      2.00      113,669     9.99         9.99      0.72      0.65
FFSX        101.33     31.09      249.30       251.23      22.08      1.34      458,940     8.85         8.79      1.15      0.71
FFWC         27.54     15.32      149.72       164.22      14.33      1.90      191,298     9.57         8.81      1.24      1.01
FFWD         53.02     26.32      248.76       248.76      31.84      1.70      166,546    12.80        12.80      0.76      1.29
FFYF        139.91     17.81      167.44       167.44      22.76      2.33      614,749    13.59        13.59      1.93      1.27
FGHC         32.81     23.89      237.31       255.95      19.72      3.72      166,386     8.30         7.75      0.45      0.94
FIBC         44.02     15.33      159.94       160.64      14.28      1.94      308,248     8.93         8.90      1.68      0.99
FISB        342.04     24.55      223.51       226.13      21.20      1.78    1,613,405     9.49         9.39      1.10      0.95
FKFS         41.02     16.04      163.78       163.78      10.84      1.18      378,527     6.62         6.62      1.06      0.73
FKKY         27.12     27.92      120.33       120.33      20.42      4.78      132,809    16.96        16.96      0.60      0.72
FLAG         40.49     24.84      186.44       186.44      16.98      1.71      238,463     9.11         9.11      0.80      0.72
FLFC        263.45     26.98      272.22       299.56      20.66      1.29    1,275,398     7.59         6.95      1.26      0.79
FLGS        319.54     13.36      262.94       273.71      15.72      1.03    2,033,260     5.98         5.75      1.75      1.43
FLKY         14.42     27.50      101.37       101.37      28.90      3.31       49,880    28.50        28.50      0.55      1.17
FMCO         82.98     15.31      219.94       223.19      14.27      0.81      581,660     6.49         6.40      2.27      1.02
FMSB         75.29     17.38      245.63       245.63      16.89      1.10      445,762     6.88         6.88      1.05      1.03
FNGB        119.42     21.43      161.68       161.68      17.89      2.67      667,696    11.06        11.06      0.63      0.90
FSBI         48.12     18.30      178.68       178.68      12.22      1.17      393,076     6.84         6.84      1.68      0.76
FSNJ        134.63        NA      139.35       139.35      21.95      1.15      610,639    15.75        15.75        NA      0.66
FSPT        194.92        NA      149.05       149.05      39.35      1.36      495,319    26.40        26.40        NA      1.24
FSTC         88.72     17.02      248.83       311.28      25.12      1.00      352,233    10.09         8.24      1.88      1.70
FTF          49.27     16.09      180.41       180.41      27.34      2.00      180,259    15.15        15.15      1.74      1.71
FTFC        289.50     22.50      264.71       279.75      18.75      1.52    1,544,294     7.08         6.72      1.40      0.89
FTSB         22.49     18.60      142.39       142.39      22.51      1.64       99,873    15.82        15.82      0.82      1.23
FWWB        270.30     21.60      167.49       180.84      24.12      1.33    1,136,693    13.38        12.51      1.25      1.15
GAF         146.64     17.43      126.25       127.43      18.70      2.53      783,948    14.81        14.69      1.09      1.08
GDW       5,582.04     16.19      206.88       206.88      14.10      0.51   39,590,271     6.81         6.81      6.04      0.90
GFCO         45.65     19.23      161.16       162.87      14.98      2.00      304,621     9.29         9.20      1.04      0.83
GPT       3,137.01     20.59      218.02       399.82      23.98      1.73   13,083,518     9.70         5.54      1.80      1.08
GSBC        207.23     17.05      316.73       319.48      27.68      1.71      750,458     8.74         8.68      1.51      1.75
GSFC         76.83     26.29      121.35       121.35      42.75      2.46      179,700    35.23        35.23      0.68      1.60
GTPS         35.11     42.86      113.70       113.70      24.73      1.91      141,976    19.93        19.93      0.49      0.63

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

          Current     Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           Market      LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
           Value     Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      ($M)        (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   ---------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
GUPB         17.62     20.18      122.84       122.84      15.35      1.82      114,745    12.50        12.50      1.09      0.89
HALL         45.47     16.67      144.19       144.19      11.00        --      413,511     7.62         7.62      0.93      0.65
HARB        377.09     27.45      373.02       384.42      33.30      1.85    1,128,942     8.93         8.68      2.75      1.24
HARL         50.43     15.05      212.58       212.58      14.48      1.46      347,882     6.81         6.81      2.01      1.02
HAVN        216.32     19.70      191.63       192.23      10.95      1.22    1,974,890     5.72         5.70      1.25      0.63
HBFW         87.36     30.27      205.41       205.41      24.96      0.55      350,038    12.15        12.15      1.21      0.86
HBNK         84.62     18.25      203.91       203.91      15.40        --      549,638     7.55         7.55      2.00      0.93
HBS          27.82     14.26      128.39       132.92      18.21      2.70      152,796    14.18        13.77      1.56      1.37
HCFC         16.85     18.81      120.39       120.39      23.45        --       71,854    19.49        19.49      0.99      1.41
HFFB         30.89     20.97      104.50       104.50      30.20      2.42      108,908    26.73        26.73      0.79      1.36
HFFC         87.83     16.03      157.75       157.75      15.13      1.42      580,668     9.58         9.58      1.84      1.00
HFNC        232.10     25.47      139.75       139.75      25.48      2.37      910,786    18.24        18.24      0.53      0.94
HFSA         15.54     20.52      118.79       118.79      13.47      2.76      115,434    11.34        11.34      0.92      0.69
HHFC         13.43     22.82      129.63       129.63      14.42      2.92       93,141    11.12        11.12      0.66      0.67
HIFS         44.32     17.00      207.32       207.32      19.91      1.41      222,584     9.60         9.60      2.00      1.26
HMLK         38.93        NA      127.99       127.99      22.04      1.49      176,683    17.22        17.22        NA      0.99
HMNF        124.33     26.55      147.20       158.56      17.99        --      691,232    12.22        11.45      1.13      0.78
HOMF        156.16     19.55      249.80       256.95      21.98      1.31      709,412     8.80         8.58      1.56      1.22
HPBC         47.89     14.86      218.12       218.12      22.93      3.08      208,815    10.51        10.51      1.75      1.64
HRBF         42.02     26.12      144.09       144.09      17.99      1.93      233,572    12.49        12.49      0.95      0.72
HRZB        140.74     17.16      165.86       165.86      26.41      2.33      532,767    15.93        15.93      1.10      1.55
HTHR         60.08     11.71      141.99       141.99       6.47        --      928,197     4.56         4.56      1.66      1.26
HZFS         13.86     24.25      153.59       153.59      15.62      1.11       88,769    10.16        10.16      0.67      0.68
INBI        112.26     21.36      184.41       184.41      30.84      2.55      364,023    16.72        16.72      1.03      1.48
IPSW         33.39     19.44      282.26       282.26      14.69      1.14      227,244     5.21         5.21      0.72      0.97
ITLA        167.27     13.54      168.38           NA      16.47        --    1,015,909     9.78           NA      1.57      1.37
IWBK        337.55     19.27      253.01       257.35      17.03      1.81    1,982,317     6.73         6.62      2.18      0.95
JSB         539.40     17.05      146.76       146.76      35.14      2.94    1,535,031    23.94        23.94      3.19      2.13
JSBA        270.40     25.71      219.69       280.08      21.49      1.04    1,257,753     9.03         7.22      1.05      0.76
JXVL         49.18     14.80      142.83       142.83      20.89      2.48      235,405    14.63        14.63      1.36      1.49
KFBI        229.86     24.73      144.47       158.08      23.57      1.48      975,207    15.07        13.96      0.93      1.07
KNK          49.55     18.43      131.03       139.00      14.43      1.33      343,409    11.01        10.45      1.96      0.86
KSBK         22.92     14.68      198.29       207.63      15.01      0.54      152,752     7.56         7.25      1.26      1.05
KYF          17.55     18.18      123.67       123.67      21.05      3.57       86,307    17.02        17.02      0.77      1.11
LARK         39.68     18.65      120.57       120.57      16.98      1.70      233,640    14.09        14.09      1.26      0.98
LARL         47.03     17.03      208.53       208.53      22.04      1.60      213,379    10.57        10.57      1.27      1.40
LFBI         50.02     33.65      138.94       150.66      16.23      0.99      324,425    11.68        10.87      0.60      0.51
LOGN         22.07     18.23      133.38       133.38      25.62      2.29       86,115    19.21        19.21      0.96      1.53
LSBI         27.95     19.18      147.77       147.77      13.53      1.31      206,584     8.58         8.58      1.59      0.72
LSBX         80.93     10.49      215.22       215.22      22.49        --      359,855    10.45        10.45      1.80      2.29
LVSB        108.35     26.61      215.16       262.25      20.76      0.50      472,691     9.65         8.06      0.95      0.90
LXMO         18.63     23.75      109.88       117.16      20.15      1.81       92,450    18.34        17.39      0.70      1.14
MAFB        585.50     16.60      222.22       252.26      16.93      0.72    3,457,664     7.62         6.77      2.35      1.13
MARN         49.89     18.42      125.11       127.85      26.00      3.14      191,854    20.78        20.43      1.52      1.58
MASB        182.11     19.92      175.50       178.07      19.68      1.96      925,403    11.21        11.07      2.56      1.03
MBB         103.46     32.48      162.39       304.65      13.37      1.54      773,991     9.84         6.23      1.12      0.54
MBLF         34.48     20.37      123.21       123.21      15.62      1.46      223,558    12.68        12.68      1.35      0.82
MBSP         15.83     28.33      109.25       109.25      43.84      2.35       36,103    40.13        40.13      0.60      1.51
MCBN          9.01     20.65      172.49       172.49      14.38      1.37       62,632     8.34         8.34      1.84      0.71
MDBK        195.27     18.70      192.39       204.47      17.20      1.86    1,135,572     8.94         8.46      2.30      1.01
MECH        153.50     11.79      173.34       173.34      17.20        --      892,371     9.92         9.92      2.46      1.59
METF        117.23     21.59      319.71       347.80      12.67        --      924,985     3.96         3.65      0.77      0.65
MFBC         42.70     22.25      127.37       127.37      16.17      1.30      264,097    12.70        12.70      1.18      0.82
MFFC         36.55     28.79      132.06       132.06      16.70      3.72      218,826    11.84        11.84      0.56      0.62
MFLR         24.28     19.15      188.68       191.63      18.41      2.96      131,908     9.75         9.62      1.41      1.00
MIFC         20.73     15.16      163.63       163.85      15.32      0.66      135,345     9.36         9.35      0.80      1.10
MONT         21.70        NA      110.39       110.39      20.53      1.68      105,671    18.60        18.60        NA      0.73
MSBF         20.94     20.24      160.98       160.98      27.14      1.77       77,444    16.86        16.86      0.84      1.40
MWBI         16.33     15.84      152.96       152.96      11.06      1.50      147,724     7.23         7.23      1.01      0.77
MWBX        111.10     14.86      248.42       248.42      18.25      1.52      608,941     7.35         7.35      0.53      1.32

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

          Current     Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           Market      LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
           Value     Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      ($M)        (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   ---------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
NASB        154.54     15.72      247.93       255.37      21.05      1.45      734,091     8.49         8.26      4.39      1.36
NBN          38.55     26.14      182.35       202.23      13.76      1.23      278,733     8.26         7.58      0.66      0.64
NEIB         36.26     17.46      136.20       136.20      19.57      1.61      190,319    14.37        14.37      1.21      1.20
NHTB         43.07     17.05      168.50       194.94      13.54      2.91      317,989     8.04         7.03      1.21      0.80
NMSB         53.82     21.02      162.47       162.47      15.14      2.31      355,526     9.32         9.32      0.66      0.87
NSLB         12.00     26.92      105.17       105.93      20.76      2.86       57,823    19.74        19.62      0.65      0.71
NSSY        103.46     58.39      189.53       195.26      15.42      0.94      670,749     8.14         7.92      0.73      0.33
NWEQ         18.14     16.63      145.92       145.92      18.22      2.78       99,558    11.61        11.61      1.30      1.02
OCFC        287.12     20.54      133.20       133.20      19.00      2.19    1,510,947    14.27        14.27      1.78      0.98
OFCP        155.41     22.85      203.55       250.21      17.54      1.37      885,817     8.62         7.13      1.28      0.83
OHSL         41.88     21.63      156.25       156.25      17.53      2.61      238,905    10.90        10.90      1.56      0.84
PBCI         78.89     16.72      162.57       163.62      20.94      4.04      376,714    12.88        12.81      1.66      1.31
PCBC         19.25     20.04      117.66       117.66      22.64      1.72       85,030    19.24        19.24      1.16      1.08
PDB          29.23     18.97      138.71       138.71      22.45      3.77      130,167    16.18        16.18      0.56      1.22
PEEK         52.77     25.19      113.48       113.48      28.65      2.13      184,215    25.24        25.24      0.67      1.09
PERM         75.87     30.00      174.17       176.21      18.03      1.22      419,819    10.00         9.89      1.20      0.61
PFDC         76.08     18.00      169.81       169.81      25.92      1.96      294,291    15.26        15.26      1.25      1.49
PFFB        366.98     26.54      136.71       138.09      13.27        --    2,765,855     9.70         9.62      0.77      0.52
PFNC         74.67     26.63      297.33       354.05      15.13      0.65      493,406     5.09         4.31      0.69      0.70
PFSB        178.45     16.52      160.59       187.44      12.09      0.76    1,475,509     6.96         6.02      1.12      0.81
PFSL         74.89     32.31      302.61       302.61      19.23      1.96      389,405     6.36         6.36      1.42      0.62
PHBK      1,296.72     18.41      272.91       363.25      19.08      1.88    6,795,337     6.99         5.35      2.54      1.25
PHFC         35.20     18.06      142.77       144.50      11.75      1.34      299,669     8.23         8.14      0.99      0.71
PHSB         54.51        NA      190.45       190.45      25.03      1.22      217,735    13.14        13.14        NA      0.75
PRBC         17.61     21.39      112.70       112.70      12.29      1.04      143,263    10.91        10.91      0.90      0.57
PSFC         32.14        NA      113.56       113.56      30.25      1.56      106,239    24.74        24.74        NA      1.14
PSFI         29.29        NA       95.70        95.70      35.71      3.40       85,698    37.32        37.32        NA      2.10
PTRS         18.31     15.76      165.78       165.78      14.88      1.07      122,637     8.97         8.97      1.19      0.98
PULS         82.33     15.04      186.06       186.06      15.24      3.01      539,322     8.20         8.20      1.77      1.08
PVFC         63.82     13.87      221.20       221.20      16.11        --      396,214     7.28         7.28      1.73      1.29
PVSA        160.26     15.47      197.91       199.04      15.66      1.92    1,019,143     7.91         7.87      2.02      1.07
PWBC        101.79     17.88      148.56       166.78      11.18      1.86      910,770     7.52         6.76      1.08      0.68
PWBK         10.32     21.80      111.87       111.87      21.87      1.92       47,211    17.98        17.98      0.86      0.98
QCBC        105.39     18.25      143.83       143.83      12.41        --      852,154     8.63         8.63      1.24      0.70
QCFB         39.04     13.85      145.54       145.54      25.57        --      152,668    17.57        17.57      2.04      1.62
QCSB        628.20     26.66      318.41       318.41      39.18      1.90    1,603,269    10.64        10.64      1.58      1.59
RARB         62.86     17.43      203.69       206.55      15.40      2.26      408,308     7.56         7.46      1.52      1.01
RELY        358.87     20.03      187.00       274.50      16.00      1.93    2,243,100     8.55         5.99      1.86      0.85
RIVR         23.21        NA      131.76       133.65      16.76      1.03      138,461    12.72        12.56        NA      0.61
ROSE        624.73     20.29      244.15       244.15      16.26      1.92    3,843,056     6.27         6.27      1.75      0.87
RSLN      1,029.70        NA      163.85       164.65      28.60      1.36    3,601,079    17.45        17.38        NA      1.25
SCBS         21.04     21.26      149.19       149.19      29.68      1.62       70,893    19.89        19.89      0.87      1.20
SFED         28.70     26.39      133.95       133.95      16.45      1.35      174,428    12.29        12.29      0.90      0.61
SFFC         22.61     20.14      144.42       144.42      25.49      1.38       88,608    17.66        17.66      0.72      1.27
SFIN        102.58     17.91      158.65       158.87      14.85      1.93      703,112     9.36         9.35      1.27      0.81
SFSL        169.39     21.03      268.50       272.73      25.13      1.42      677,876     9.36         9.23      1.07      1.37
SISB        274.44     18.81      217.39       217.39      15.83      1.62    1,733,618     7.24         7.24      2.10      0.87
SKAN         27.84     17.78      157.52       161.86      10.87      1.45      256,101     6.90         6.73      1.09      0.66
SMBC         34.73     26.52      132.06       132.06      21.93      2.30      159,926    16.60        16.60      0.82      0.80
SOBI         16.66     32.20      119.72       119.72      18.55      1.51       87,553    14.39        14.39      0.66      0.61
SOPN         91.24     19.70      133.04       133.04      30.29      4.06      300,816    22.77        22.77      1.25      1.75
SPBC        895.75     18.57      214.30       214.83      19.65      1.53    4,557,336     9.17         9.15      1.41      1.09
SSB          19.50     15.67      131.80       131.80      31.72      1.96       61,473    24.07        24.07      0.65      1.65
SSM          38.44     24.70      123.70       123.70      35.56      2.27      108,092    28.75        28.75      0.82      1.45
STFR        244.19     20.76      188.03       210.88      15.28      1.20    1,597,648     8.27         7.44      2.24      0.75
STSA        193.03     22.37      187.64       203.03      10.29        --    1,876,250     5.48         5.09      1.14      0.51
SVRN      2,504.09     24.04      287.45       346.12      14.26      0.37   14,336,283     5.43         4.66      0.91      0.69
SZB          21.47     24.72      134.15       137.67      12.98      2.73      165,388     9.67         9.45      0.89      0.69
THR          18.14     21.78      138.19       138.63      18.61      2.00       97,487    13.46        13.43      1.01      0.84
THRD         86.85     25.71      156.97       188.06      14.55      1.76      597,047     8.39         7.10      1.06      0.66

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

          Current     Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           Market      LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
           Value     Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      ($M)        (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   ---------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
TRIC         17.51     19.48      126.69       126.69      19.46      2.67       89,999    15.36        15.36      0.77      1.05
TSH          74.77     18.91      135.18       135.18      18.30      2.30      408,591    13.54        13.54      1.15      0.94
TWIN         18.71     20.77      133.48       133.48      17.22      2.71      108,687    12.89        12.89      0.71      0.83
UBMT         47.98     23.16      139.58       139.58      33.53      3.54      103,082    24.02        24.02      1.22      1.40
USAB          8.97     47.12      182.02       184.77      13.96        --       64,269     8.43         8.32      0.26      0.47
VABF         97.74     30.66      221.50       221.50      15.86      1.22      616,188     7.16         7.16      0.64      0.54
WAMU     19,043.47     23.47      355.47       381.71      19.64      1.57   96,981,099     5.47         5.13      3.15      0.87
WBST        907.94     18.84      237.58       272.43      12.93      1.20    7,019,621     5.44         4.78      3.53      0.77
WCBI         72.39     18.02      148.96       148.96      22.91      2.32      315,944    15.38        15.38      1.63      1.41
WCFB         44.03     32.12      196.93       196.93      46.30      3.83       95,121    23.50        23.50      0.65      1.45
WEFC         36.74     16.59      123.93       123.93      18.24      2.56      201,436    14.71        14.71      1.13      1.06
WFI          57.20     19.79      234.38       238.69      17.33      1.75      329,897     7.39         7.27      1.44      0.91
WFSL      1,519.19     14.36      205.82       223.25      26.54      3.01    5,713,308    12.90        12.01      2.02      1.87
WOFC         63.16     32.50      111.11       119.05      15.41      3.85      397,425    13.87        13.06      0.80      0.43
WRNB         91.35     16.44      228.14       228.14      24.62      2.17      370,993    10.79        10.79      1.46      1.61
WSB          36.53     27.71      162.05       162.05      13.79      1.20      264,904     8.51         8.51      0.30      0.52
WSFS        272.56     17.22      314.30       316.11      17.99        --    1,515,217     5.73         5.69      1.27      1.10
WSTR        144.43     19.90      134.00       164.91      13.94      1.86    1,035,096    10.40         8.62      1.30      0.76
WVFC         67.94     18.28      218.31       218.31      23.26      3.10      292,022    10.66        10.66      2.12      1.31
WYNE         57.90     27.91      170.52       170.52      21.44      0.70      270,043    12.57        12.57      1.03      0.76
YFCB         60.42     18.69      134.50       134.50      18.21      1.40      331,802    13.54        13.54      1.07      1.04
YFED        225.72     25.00      215.37       215.37      19.09      2.04    1,182,276     8.86         8.86      1.02      0.80

Maximum  19,043.47     65.95      373.02       399.82      46.30      4.78   96,981,099    40.13        40.13      6.04      2.29
Minimum       8.08      9.63       95.70        95.70       5.66        --       36,103     2.88         2.88      0.25     (0.61)
Average     286.48     21.71      175.75       183.86      19.74      1.63    1,591,481    12.22        11.97      1.32      0.98
Median       65.53     20.62      161.07       164.22      18.24      1.59      359,855    10.18        10.14      1.13      0.94

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
AABC       20.89         N      03/20/98     1.58      2.57      1.05        4.90        60.86
ABBK       11.15         N      03/20/98     0.17     22.69      0.23        0.71        10.20
ABCL        9.25         N      03/20/98     0.27     23.19      0.31        0.79         8.16
ABCW       14.70         N      03/20/98     0.97     21.39      0.52        1.03        15.64
AFBC        5.42         N      03/20/98     0.79     26.15      0.19        0.74         4.87
AFED        5.91         N      03/20/98     0.30     20.83      0.24        0.78         6.19
AHCI       (4.75)        N      03/20/98     0.62     34.15      0.14        0.42         3.47
ALBC        5.46         N      03/20/98     0.12     22.43      0.12        0.53         6.17
ALBK       12.92         N      03/20/98     0.70     11.19      1.10        1.55        17.41
AMFC        4.39         N      03/20/98       NA     27.54      0.16        0.57         3.95
ANA         5.44         N      03/20/98     0.50     20.49      0.27        0.96         5.57
ANDB       12.97         N      03/20/98     0.62     15.90      0.63        1.03        12.95
ASBI        7.20         N      03/20/98       NA     25.63      0.20        0.65         5.79
ASBP        5.87         N      03/20/98     0.08     22.27      0.16        0.89         5.73
ASFC        9.55         N      03/20/98     0.52     22.75      0.68        0.75         8.66
BDJI        6.05         N      03/20/98     0.03     19.23      0.26        0.75         7.17
BFD         7.37         N      03/20/98     0.18     21.33      0.26        0.61         7.06
BFSB        8.34         N      03/20/98       --     22.06      0.33        1.10         7.72
BKC        13.74         N      03/20/98     2.11     19.07      0.69        1.05        12.47
BKCT       12.02         N      03/20/98     0.91     20.83      0.24        1.20        11.38
BNKU       11.99         N      03/20/98     0.68     19.51      0.62        0.66        13.15
BPLS        7.06         N      03/20/98     1.66     15.25      0.25        0.46        10.94
BVCC       10.00         N      03/20/98     0.51     25.54      0.35        0.58        10.33
CAFI        9.78         N      03/20/98     0.29     25.36      0.26        0.66         6.90
CASB        9.80         N      03/20/98     0.35     19.41      0.19        0.65         9.49
CASH        7.97         N      03/20/98     0.74     17.33      0.33        0.90         8.36
CATB        5.19         N      03/20/98     0.35     20.31      0.22        1.31         5.30
CBCI       10.26         N      03/20/98     1.64     12.09      0.76        2.16        13.24
CBSA       11.61         N      03/20/98     0.71     15.22      0.54        0.38        10.86
CEBK        7.43         N      03/20/98     0.42     23.71      0.34        0.73         7.40
CENB        5.91         N      03/20/98     0.58     31.12      0.93        1.38         4.56
CFB        15.76         N      03/20/98     0.84     16.95      0.52        0.94        15.15
CFCP       16.59         N      03/20/98     0.59     22.00      0.25        0.94        15.05
CFFC        7.88         N      03/20/98     0.44     18.01      0.42        1.18         8.76
CFNC        5.06         N      03/20/98     0.10     24.05      0.18        1.11         4.88
CFSB       15.27         N      03/20/98     0.10     22.75      0.32        1.18        15.09
CFTP        4.54         N      03/20/98     0.49     31.04      0.15        1.19         4.43
CIBI        8.33         N      03/20/98     0.65     18.00      0.25        0.89         7.64
CKFB        5.84         N      03/20/98     0.10     19.71      0.26        1.39         6.13
CLAS        4.31         N      03/20/98     0.34     22.01      0.23        0.83         5.55
CMRN        5.26         N      03/20/98     0.38     23.01      0.22        0.99         4.64
CMSB        5.17         N      03/20/98     0.42     30.88      0.17        0.45         4.88
CNIT       10.96         N      03/20/98     0.45     20.79      0.95        0.91        12.75
CNSB        3.54         N      03/20/98     0.13     32.59      0.14        0.90         3.68
COFI       15.66         N      03/20/98     0.30     21.59      0.76        0.96        13.56
COOP        7.76         N      03/20/98     0.07     29.04      0.17        0.61         7.90
CRSB          NA         N      03/20/98     0.54     13.84      0.28        1.82        73.66
CRZY        5.11         N      03/20/98     0.18     20.54      0.21        1.27         5.36
CSBF        1.85         N      03/20/98       NA     31.25      0.11        0.77         3.25
CVAL       11.04         N      03/20/98     0.25     24.48      0.36        0.96        11.03
DCBI        5.82         N      03/20/98     0.35     24.15      0.22        1.48         5.56
DIBK       24.02         N      03/20/98     0.29      9.11      0.83        1.88        23.11
DIME        5.86         N      03/20/98     0.53     26.22      0.23        0.78         6.08
DME        11.05         N      03/20/98     1.06     33.95      0.22        0.49         8.31
DNFC       14.13         N      03/20/98     0.29     20.40      0.34        0.70        13.21
DSL        10.64         N      03/20/98     0.89     15.41      0.52        0.94        12.99
EBSI        9.06         N      03/20/98     1.18     17.81      0.30        0.81         9.69
EFBC          NA         N      03/20/98       --     26.47      0.17        1.49         4.04
EFBI        6.28         N      03/20/98       --     34.38      0.24        0.70         6.28

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
EMLD       12.77         N      03/20/98     0.35     20.37      0.27        0.97        12.19
EQSB       14.65         N      03/20/98     0.38     18.31      0.43        0.70        13.55
ESBK        6.57         N      03/20/98     0.69     14.05      0.51        0.64         9.97
FAB         4.79         N      03/20/98     0.35     26.64      0.19        0.55         4.69
FBBC       10.03         N      03/20/98     0.09     16.94      0.31        1.08        10.01
FBCI        5.90         N      03/20/98       NA     18.38      0.34        0.78         7.54
FBCV        5.85         N      03/20/98     1.23     20.64      0.33        0.55         6.29
FBER        5.26         N      03/20/98     0.75     24.70      0.21        0.78         5.66
FBSI        8.06         N      03/20/98     0.04     18.21      0.23        1.23         8.80
FCB         3.44         N      03/20/98       --     29.53      0.20        1.27         4.92
FCBF        7.69         N      03/20/98     0.26     19.20      0.42        1.22         8.75
FCME        7.06         N      03/20/98     0.49     16.37      0.21        0.80         8.08
FDEF        4.57         N      03/20/98     0.33     34.94      0.11        0.64         3.37
FED        11.05         N      03/20/98     0.96     17.19      0.58        0.60        11.48
FESX       10.03         N      03/20/98     0.54     20.52      0.30        0.79        10.45
FFBH        6.51         N      03/20/98     0.96     22.63      0.29        0.97         6.49
FFBZ       12.01         N      03/20/98     0.57     31.25      0.20        0.69         9.02
FFCH       13.90         N      03/20/98     1.35     23.52      0.55        0.87        13.66
FFDB        9.89         N      03/20/98     0.99     17.46      0.34        0.93         9.63
FFED       11.84         N      03/20/98     0.30     23.44      0.10        0.58         8.19
FFES        9.71         N      03/20/98     0.25     17.24      0.58        0.65         9.77
FFFD        7.61         N      03/20/98       NA     19.34      0.29        1.71         7.49
FFHH        7.15         N      03/20/98     0.22     19.23      0.26        0.74         6.74
FFHS        7.60         N      03/20/98     0.32     18.40      0.36        0.76         8.27
FFIC        6.08         N      03/20/98     0.27     20.42      0.30        0.85         6.37
FFKY       11.79         N      03/20/98     0.07     15.35      0.35        1.51        11.01
FFLC        6.79         N      03/20/98     0.19     19.75      0.25        0.97         7.40
FFOH        6.93         N      03/20/98     0.18     21.43      0.21        0.86         6.84
FFSL        6.26         N      03/20/98     0.89     20.83      0.18        0.64         6.25
FFSX        8.40         N      03/20/98     0.14     33.10      0.27        0.70         7.82
FFWC       10.28         N      03/20/98     0.31     14.39      0.33        0.99        10.25
FFWD       10.30         N      03/20/98     0.02     27.78      0.18        1.21         9.56
FFYF        9.23         N      03/20/98     0.62     17.54      0.49        1.25         9.14
FGHC       11.32         N      03/20/98     1.64     17.92      0.15        1.12        13.49
FIBC       10.50         N      03/20/98     1.89     15.33      0.42        0.94        10.31
FISB        9.87         N      03/20/98     1.38     24.11      0.28        0.94         9.72
FKFS       10.47         N      03/20/98     1.15     17.00      0.25        0.64         9.65
FKKY        3.42         N      03/20/98       --     17.45      0.24        1.14         6.25
FLAG        7.98         N      03/20/98     3.92     24.84      0.20        0.69         7.75
FLFC       10.52         N      03/20/98     1.00     24.29      0.35        0.87        11.61
FLGS       22.94         N      03/20/98     3.04     12.99      0.45        1.41        21.01
FLKY        3.64         N      03/20/98     2.25     23.63      0.16        1.20         4.15
FMCO       15.74         N      03/20/98     1.15     15.24      0.57        0.99        15.00
FMSB       15.27         N      03/20/98       --     16.29      0.28        1.06        15.58
FNGB        7.98         N      03/20/98     0.09     19.85      0.17        0.91         8.19
FSBI       11.16         N      03/20/98     0.15     18.75      0.41        0.68        10.02
FSNJ        5.87         N      03/20/98     0.90     28.49      0.13        0.74         4.74
FSPT        6.93         N      03/20/98     0.28     25.58      0.43        1.43         5.40
FSTC       17.58         N      03/20/98     1.12     19.51      0.41        1.41        14.00
FTF        10.91         N      03/20/98     0.07     17.07      0.41        1.58        10.33
FTFC       13.57         N      03/20/98     0.32     23.16      0.34        0.86        12.50
FTSB        7.53         N      03/20/98     2.04     18.15      0.21        1.24         7.75
FWWB        8.00         N      03/20/98     0.19     21.77      0.31        1.06         7.79
GAF         6.80         N      03/20/98     0.22     16.96      0.28        1.01         6.92
GDW        13.93         N      03/20/98     1.07     15.28      1.60        0.94        13.98
GFCO        8.78         N      03/20/98     0.06     18.52      0.27        0.87         9.29
GPT        10.64         N      03/20/98     2.90     19.30      0.48        1.11        11.68
GSBC       20.23         N      03/20/98     1.84     16.51      0.39        1.72        20.10
GSFC        4.48         N      03/20/98     0.07     26.29      0.17        1.54         4.37
GTPS        3.02         N      03/20/98       NA     35.00      0.15        0.73         3.65

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
GUPB        6.09         N      03/20/98     0.24     18.33      0.30        0.82         6.50
HALL        9.09         N      03/20/98     0.09     16.15      0.24        0.68         9.10
HARB       14.73         N      03/19/98     0.51     26.22      0.72        1.28        14.72
HARL       15.66         N      03/20/98       --     15.76      0.48        0.95        14.11
HAVN       10.51         N      03/20/98     0.66     18.11      0.34        0.63        10.79
HBFW        6.48         N      03/20/98       --     33.91      0.27        0.73         5.92
HBNK       12.51         N      03/20/98     1.94     13.22      0.69        1.26        16.43
HBS         9.41         N      03/20/98     0.67      8.43      0.66        2.18        15.52
HCFC        9.28         N      03/20/98     0.36     19.40      0.24        1.41         7.21
HFFB        5.06         N      03/20/98       --     20.70      0.20        1.32         4.89
HFFC       10.68         N      03/20/98     0.33     13.92      0.53        1.09        11.42
HFNC        4.61         N      03/20/98     0.79     30.68      0.11        0.82         4.43
HFSA        5.56         N      03/20/98     0.19     18.88      0.25        0.67         5.91
HHFC        5.68         N      03/20/98     0.03     26.90      0.14        0.51         4.64
HIFS       13.00         N      03/20/98     0.77     16.67      0.51        1.25        12.77
HMLK        7.49         N      03/20/98     0.15     21.31      0.22        0.98         5.39
HMNF        5.43         N      03/20/98       NA     32.61      0.23        0.60         4.36
HOMF       14.31         N      03/20/98     0.55     19.55      0.39        1.23        14.16
HPBC       15.43         N      03/20/98       --     14.44      0.45        1.62        15.37
HRBF        5.55         N      03/20/98     0.53     29.54      0.21        0.64         4.92
HRZB        9.90         N      03/20/98       --     16.27      0.29        1.66        10.24
HTHR       25.89         N      03/20/98       NA     10.80      0.45        1.39        26.03
HZFS        6.70         N      03/20/98     0.96     22.57      0.18        0.72         7.12
INBI        8.38         N      03/20/98     0.23     19.64      0.28        1.53         9.11
IPSW       16.95         N      03/20/98     0.95     18.42      0.19        0.92        17.15
ITLA       13.26         N      03/20/98       NA     12.65      0.42        1.41        13.75
IWBK       14.38         N      03/20/98     0.69     21.43      0.49        0.80        12.33
JSB         9.26         N      03/20/98       NA     11.33      1.20        3.21        13.61
JSBA        9.32         N      03/20/98     0.67     29.35      0.23        0.70         7.92
JXVL        9.90         N      03/20/98     0.70     15.72      0.32        1.33         9.18
KFBI        6.11         N      03/20/98     0.02     26.14      0.22        0.88         5.84
KNK         7.88         N      03/20/98     0.89     18.82      0.48        0.83         7.51
KSBK       14.06         N      03/20/98       NA     13.60      0.34        1.07        14.32
KYF         6.70         N      03/20/98     0.04     21.88      0.16        0.94         5.55
LARK        6.94         N      03/20/98     0.15     17.80      0.33        0.97         6.87
LARL       13.48         N      03/20/98     0.42     17.44      0.31        1.37        12.98
LFBI        3.93         N      03/20/98     0.90     28.04      0.18        0.57         4.75
LOGN        7.81         N      03/20/98     0.62     14.58      0.30        1.71         8.96
LSBI        8.17         N      03/20/98     1.01     17.73      0.43        0.75         8.75
LSBX       25.38         N      03/20/98     0.52      5.69      0.83        4.28        44.00
LVSB        8.48         N      03/20/98     1.27     26.33      0.24        0.78         7.70
LXMO        4.33         N      03/20/98     0.54     23.09      0.18        0.99         4.59
MAFB       14.48         N      03/20/98     0.26     17.11      0.57        1.05        13.71
MARN        7.09         N      03/20/98     1.43     25.00      0.28        1.08         5.07
MASB        9.73         N      03/20/98     0.19     19.92      0.64        1.02         9.29
MBB         6.17         N      03/20/98     0.78     29.33      0.31        0.60         6.81
MBLF        6.41         N      03/20/98     0.48     19.64      0.35        0.83         6.54
MBSP        3.62         N      03/20/98     1.77     32.69      0.13        1.20         3.02
MCBN        8.34         N      03/20/98     0.85     19.39      0.49        0.75         8.84
MDBK       11.38         N      03/20/98     0.16     16.80      0.64        1.08        12.07
MECH       15.78         N      03/20/98     0.58     20.71      0.35        0.86         8.48
METF       16.43         N      03/20/98     0.52     16.63      0.25        0.75        19.14
MFBC        5.99         N      03/20/98       --     22.63      0.29        0.76         5.82
MFFC        4.67         N      03/20/98     0.09     31.01      0.13        0.54         4.49
MFLR       10.40         N      03/20/98     0.65     18.24      0.37        1.02        10.56
MIFC       11.83         N      03/20/98     0.21     15.16      0.20        1.07        11.37
MONT        4.61         N      03/20/98     0.75     25.24      0.13        0.77         4.08
MSBF        8.16         N      03/20/98     0.02     20.24      0.21        1.36         8.16
MWBI       11.14         N      03/20/98     0.73     15.38      0.26        0.76        10.83
MWBX       17.83         N      03/20/98     0.58     15.14      0.13        1.26        17.10

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
NASB       17.26         N      03/20/98     3.07     13.91      1.24        1.51        18.18
NBN         8.18         N      03/20/98     1.24     19.60      0.22        0.84        10.56
NEIB        7.78         N      03/20/98     0.17     16.00      0.33        1.28         8.66
NHTB       10.43         N      03/20/98     0.44     16.11      0.32        0.82        10.33
NMSB        8.55         N      03/20/98     0.78     17.34      0.20        1.01         9.94
NSLB        3.56         N      03/20/98     0.01     31.25      0.14        0.64         3.24
NSSY        4.07         N      03/20/98     1.14     18.06      0.59        0.86        10.70
NWEQ        8.78         N      03/20/98     1.33     15.45      0.35        1.10         9.45
OCFC        6.04         N      03/20/98     0.45     19.04      0.48        0.96         6.55
OFCP        9.47         N      03/20/98     0.27     22.16      0.33        0.86        10.02
OHSL        7.55         N      03/20/98     0.03     24.82      0.34        0.70         6.43
PBCI        9.87         N      03/20/98     1.70     18.26      0.38        1.15         8.88
PCBC        5.72         N      03/20/98     0.01     22.36      0.26        0.95         4.94
PDB         7.26         N      03/20/98     1.13     20.43      0.13        1.13         6.88
PEEK        4.23         N      03/20/98     0.77     26.37      0.16        1.01         3.92
PERM        6.49         N      03/20/98     0.70     29.03      0.31        0.63         6.47
PFDC        9.78         N      03/20/98     0.25     18.75      0.30        1.40         9.21
PFFB        5.02         N      03/20/98     1.38     21.29      0.24        0.61         6.14
PFNC       13.37         N      03/20/98     0.50     28.71      0.16        0.64        12.09
PFSB       10.98         N      03/20/98     0.55     16.52      0.28        0.76        10.60
PFSL        9.72         N      03/20/98     0.13     34.75      0.33        0.58         9.16
PHBK       16.13         N      03/20/98     0.75     16.46      0.71        1.24        17.38
PHFC        6.51         N      03/20/98     1.68     17.19      0.26        0.67         6.86
PHSB        6.92         N      03/20/98     0.38     29.04      0.17        0.81         6.10
PRBC        5.03         N      03/20/98     0.43     30.08      0.16        0.39         3.35
PSFC        5.75         N      03/20/98     0.82     22.50      0.20        1.27         5.13
PSFI        5.43         N      03/20/98     0.68     18.59      0.19        1.98         5.24
PTRS       10.54         N      03/20/98     0.17     24.67      0.19        0.60         6.71
PULS       13.56         N      03/20/98     0.85     15.85      0.42        1.02        12.69
PVFC       18.16         N      03/20/98     0.96     13.33      0.45        1.26        17.48
PVSA       14.71         N      03/20/98     0.36     15.02      0.52        1.08        14.56
PWBC        8.64         N      03/20/98     0.45     17.88      0.27        0.67         8.21
PWBK        5.28         N      03/20/98     0.74     29.30      0.16        0.70         3.85
QCBC        8.08         N      03/20/98     1.33     17.14      0.33        0.72         8.44
QCFB        9.27         N      03/20/98     0.39     12.39      0.57        1.68         9.90
QCSB       12.76         N      03/20/98     0.44     28.46      0.37        1.32        12.38
RARB       12.93         N      03/20/98     0.23     16.99      0.39        0.97        12.93
RELY       10.31         N      03/20/98     0.54     19.01      0.49        0.87        10.30
RIVR        5.14         N      03/20/98     0.71     18.75      0.26        0.81         6.44
ROSE       14.16         N      03/20/98     0.48     18.88      0.47        0.89        14.35
RSLN        6.78         N      03/20/98     0.18     21.85      0.27        1.18         6.90
SCBS        5.66         N      03/20/98     2.17     21.02      0.22        1.22         6.05
SFED        4.87         N      03/20/98     0.82     25.82      0.23        0.56         4.63
SFFC        7.21         N      03/20/98     1.74     20.14      0.18        1.24         7.05
SFIN        8.46         N      03/20/98     0.33     17.23      0.33        0.81         8.62
SFSL       14.78         N      03/20/98     0.43     20.09      0.28        1.36        14.68
SISB       12.13         N      03/20/98     0.44     16.19      0.61        0.93        13.02
SKAN        9.47         N      03/20/98     1.89     18.63      0.26        0.61         8.63
SMBC        4.96         N      03/20/98     0.83     33.98      0.16        0.66         4.05
SOBI        3.95         N      03/20/98     0.26     31.25      0.17        0.59         4.06
SOPN        7.43         N      03/20/98     0.20     19.24      0.32        1.74         7.61
SPBC       12.25         N      03/20/98     0.17     18.19      0.36        1.07        11.87
SSB         5.17         N      03/20/98       --     28.30      0.09        1.00         4.31
SSM         4.52         N      03/20/98       --     26.64      0.19        1.35         4.39
STFR        9.18         N      03/20/98     0.21     22.36      0.52        0.66         8.30
STSA        9.51         N      03/20/98     0.73     19.32      0.33        0.54        10.11
SVRN       12.55         N      03/20/98     0.63     19.53      0.28        0.80        15.13
SZB         5.35         N      03/20/98     0.29     18.97      0.29        0.73         6.83
THR         6.12         N      03/20/98     0.95     22.92      0.24        0.78         5.70
THRD        6.28         N      03/20/98     0.29     25.23      0.27        0.61         7.45

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

            Exhibit II.1 -- Select Publicly Held Thrifts (Continued)

           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
TRIC        6.89         N      03/20/98       --     20.83      0.18        0.98         6.46
TSH         6.97         N      03/20/98     0.38     19.42      0.28        0.90         6.66
TWIN        6.49         N      03/20/98     0.08     21.69      0.17        0.77         6.04
UBMT        6.04         N      03/20/98     0.35     21.40      0.33        1.53         6.52
USAB        4.08         N      03/20/98     0.57     20.42      0.15        0.87         9.19
VABF        7.84         N      03/20/98     0.40     28.86      0.17        0.58         8.28
WAMU       15.29         N      03/20/98     0.83     20.54      0.90        0.95        17.13
WBST       14.06         N      03/20/98     0.65     16.79      0.99        0.81        14.99
WCBI        9.14         N      03/20/98     0.19     17.91      0.41        1.38         8.94
WCFB        6.18         N      03/20/98     0.06     32.62      0.16        1.46         6.23
WEFC        7.48         N      03/20/98       NA     16.74      0.28        1.04         7.22
WFI        12.63         N      03/20/98     0.22     17.81      0.40        0.98        13.41
WFSL       15.35         N      03/20/98     0.60     14.50      0.50        1.88        14.64
WOFC        3.16         N      03/20/98     0.44     32.50      0.20        0.40         2.89
WRNB       15.53         N      03/20/98     0.83     17.14      0.35        1.53        14.19
WSB         6.25         N      03/20/98       NA     34.64      0.06        0.39         4.59
WSFS       20.00         N      03/20/98     1.23     18.23      0.30        1.00        17.34
WSTR        6.94         N      03/20/98     0.29     17.97      0.36        0.80         7.53
WVFC       11.03         N      03/20/98     0.20     16.70      0.58        1.44        11.95
WYNE        5.64         N      03/20/98     0.92     31.25      0.23        0.66         5.26
YFCB        7.00         N      03/20/98     0.49     19.23      0.26        0.92         6.63
YFED        9.36         N      03/20/98     1.01     27.72      0.23        0.74         8.44

Maximum    25.89                             3.92     35.00      1.60        4.90        73.66
Minimum    (4.75)                              --      2.57      0.06        0.38         2.89
Average     9.22                             0.61     21.12      0.34        1.01         9.69
Median      8.34                             0.47     19.85      0.28        0.92         8.44

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

           Exhibit II.2 -- Select Midwest Region Publicly Held Thrifts

                                                                                Deposit                          Current
                                                                               Insurance                          Stock
                                                                                Agency                            Price
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------
ABCL     Alliance Bancorp Inc.            Hinsdale             IL      MW        SAIF       NASDAQ    07/07/92    28.750
ABCW     Anchor BanCorp Wisconsin         Madison              WI      MW        SAIF       NASDAQ    07/16/92    44.500
AMFC     AMB Financial Corp.              Munster              IN      MW        SAIF       NASDAQ    04/01/96    17.625
ASBI     Ameriana Bancorp                 New Castle           IN      MW        SAIF       NASDAQ    03/02/87    20.500
ASBP     ASB Financial Corp.              Portsmouth           OH      MW        SAIF       NASDAQ    05/11/95    14.250
BDJI     First Federal Bancorp.           Bemidji              MN      MW        SAIF       NASDAQ    04/04/95    20.000
CAFI     Camco Financial Corp.            Cambridge            OH      MW        SAIF       NASDAQ       NA       26.375
CASH     First Midwest Financial Inc.     Storm Lake           IA      MW        SAIF       NASDAQ    09/20/93    22.875
CBCI     Calumet Bancorp Inc.             Dolton               IL      MW        SAIF       NASDAQ    02/20/92    36.750
CFB      Commercial Federal Corp.         Omaha                NE      MW        SAIF        NYSE     12/31/84    35.250
CFSB     CFSB Bancorp Inc.                Lansing              MI      MW        SAIF       NASDAQ    06/22/90    29.125
CIBI     Community Investors Bancorp      Bucyrus              OH      MW        SAIF       NASDAQ    02/07/95    18.000
CKFB     CKF Bancorp Inc.                 Danville             KY      MW        SAIF       NASDAQ    01/04/95    20.500
CLAS     Classic Bancshares Inc.          Ashland              KY      MW        SAIF       NASDAQ    12/29/95    20.250
CMRN     Cameron Financial Corp           Cameron              MO      MW        SAIF       NASDAQ    04/03/95    20.250
CNSB     CNS Bancorp Inc.                 Jefferson City       MO      MW        SAIF       NASDAQ    06/12/96    18.250
COFI     Charter One Financial            Cleveland            OH      MW        SAIF       NASDAQ    01/22/88    65.625
CSBF     CSB Financial Group Inc.         Centralia            IL      MW        SAIF       NASDAQ    10/09/95    13.750
DCBI     Delphos Citizens Bancorp Inc.    Delphos              OH      MW        SAIF       NASDAQ    11/21/96    21.250
DNFC     D & N Financial Corp.            Hancock              MI      MW        SAIF       NASDAQ    02/13/85    27.750
EFBI     Enterprise Federal Bancorp       West Chester         OH      MW        SAIF       NASDAQ    10/17/94    33.000
EMLD     Emerald Financial Corp.          Strongsville         OH      MW        SAIF       NASDAQ    10/05/93    22.000
FBCI     Fidelity Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    12/15/93    25.000
FBCV     1ST Bancorp                      Vincennes            IN      MW        SAIF       NASDAQ    04/07/87    27.250
FBSI     First Bancshares Inc.            Mountain Grove       MO      MW        SAIF       NASDAQ    12/22/93    16.750
FCBF     FCB Financial Corp.              Oshkosh              WI      MW        SAIF       NASDAQ    09/24/93    32.250
FDEF     First Defiance Financial         Defiance             OH      MW        SAIF       NASDAQ    10/02/95    15.375
FFBZ     First Federal Bancorp Inc.       Zanesville           OH      MW        SAIF       NASDAQ    07/13/92    25.000
FFED     Fidelity Federal Bancorp         Evansville           IN      MW        SAIF       NASDAQ    08/31/87     9.375
FFFD     North Central Bancshares Inc.    Fort Dodge           IA      MW        SAIF       NASDAQ    03/21/96    22.438
FFHH     FSF Financial Corp.              Hutchinson           MN      MW        SAIF       NASDAQ    10/07/94    20.000
FFHS     First Franklin Corp.             Cincinnati           OH      MW        SAIF       NASDAQ    01/26/88    26.500
FFKY     First Federal Financial Corp.    Elizabethtown        KY      MW        SAIF       NASDAQ    07/15/87    21.484
FFOH     Fidelity Financial of Ohio       Cincinnati           OH      MW        SAIF       NASDAQ    03/04/96    18.000
FFSL     First Independence Corp.         Independence         KS      MW        SAIF       NASDAQ    10/08/93    15.000
FFSX     First Fed SB of Siouxland(MHC)   Sioux City           IA      MW        SAIF       NASDAQ    07/13/92    35.750
FFWC     FFW Corp.                        Wabash               IN      MW        SAIF       NASDAQ    04/05/93    19.000
FFWD     Wood Bancorp Inc.                Bowling Green        OH      MW        SAIF       NASDAQ    08/31/93    20.000
FFYF     FFY Financial Corp.              Youngstown           OH      MW        SAIF       NASDAQ    06/28/93    34.375
FISB     First Indiana Corp.              Indianapolis         IN      MW        SAIF       NASDAQ    08/02/83    27.000
FKKY     Frankfort First Bancorp Inc.     Frankfort            KY      MW        SAIF       NASDAQ    07/10/95    16.750
FLGS     Flagstar Bancorp Inc.            Bloomfield Hills     MI      MW        SAIF       NASDAQ       NA       23.375
FLKY     First Lancaster Bancshares       Lancaster            KY      MW        SAIF       NASDAQ    07/01/96    15.125
FNGB     First Northern Capital Corp.     Green Bay            WI      MW        SAIF       NASDAQ    12/29/83    13.500
FTFC     First Federal Capital Corp.      La Crosse            WI      MW        SAIF       NASDAQ    11/02/89    31.500
FTSB     Fort Thomas Financial Corp.      Fort Thomas          KY      MW        SAIF       NASDAQ    06/28/95    15.250
GFCO     Glenway Financial Corp.          Cincinnati           OH      MW        SAIF       NASDAQ    11/30/90    20.000
GSBC     Great Southern Bancorp Inc.      Springfield          MO      MW        SAIF       NASDAQ    12/14/89    25.750
GTPS     Great American Bancorp           Champaign            IL      MW        SAIF       NASDAQ    06/30/95    21.000
HALL     Hallmark Capital Corp.           West Allis           WI      MW        SAIF       NASDAQ    01/03/94    15.500
HBFW     Home Bancorp                     Fort Wayne           IN      MW        SAIF       NASDAQ    03/30/95    36.625
HCFC     Home City Financial Corp.        Springfield          OH      MW        SAIF       NASDAQ    12/30/96    18.625
HFFB     Harrodsburg First Fin Bancorp    Harrodsburg          KY      MW        SAIF       NASDAQ    10/04/95    16.563
HFFC     HF Financial Corp.               Sioux Falls          SD      MW        SAIF       NASDAQ    04/08/92    29.500
HFSA     Hardin Bancorp Inc.              Hardin               MO      MW        SAIF       NASDAQ    09/29/95    18.875
HHFC     Harvest Home Financial Corp.     Cheviot              OH      MW        SAIF       NASDAQ    10/10/94    15.063
HMLK     Hemlock Federal Financial Corp   Oak Forest           IL      MW        SAIF       NASDAQ    04/02/97    18.750
HMNF     HMN Financial Inc.               Spring Valley        MN      MW        SAIF       NASDAQ    06/30/94    30.000
HOMF     Home Federal Bancorp             Seymour              IN      MW        SAIF       NASDAQ    01/23/88    30.500

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

     Exhibit II.2 -- Select Midwest Region Publicly Held Thrifts (Continued)

                                                                                Deposit                          Current
                                                                               Insurance                          Stock
                                                                                Agency                            Price
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------
HZFS     Horizon Financial Svcs Corp.     Oskaloosa            IA      MW        SAIF       NASDAQ    06/30/94    16.250
INBI     Industrial Bancorp Inc.          Bellevue             OH      MW        SAIF       NASDAQ    08/01/95    22.000
JSBA     Jefferson Savings Bancorp        Ballwin              MO      MW        SAIF       NASDAQ    04/08/93    27.000
KNK      Kankakee Bancorp Inc.            Kankakee             IL      MW        SAIF        AMSE     01/06/93    36.125
KYF      Kentucky First Bancorp Inc.      Cynthiana            KY      MW        SAIF        AMSE     08/29/95    14.000
LARK     Landmark Bancshares Inc.         Dodge City           KS      MW        SAIF       NASDAQ    03/28/94    23.500
LOGN     Logansport Financial Corp.       Logansport           IN      MW        SAIF       NASDAQ    06/14/95    17.500
LSBI     LSB Financial Corp.              Lafayette            IN      MW        BIF        NASDAQ    02/03/95    30.500
LXMO     Lexington B&L Financial Corp.    Lexington            MO      MW        SAIF       NASDAQ    06/06/96    16.625
MAFB     MAF Bancorp Inc.                 Clarendon Hills      IL      MW        SAIF       NASDAQ    01/12/90    39.000
MARN     Marion Capital Holdings          Marion               IN      MW        SAIF       NASDAQ    03/18/93    28.000
MBLF     MBLA Financial Corp.             Macon                MO      MW        SAIF       NASDAQ    06/24/93    27.500
METF     Metropolitan Financial Corp.     Mayfield Heights     OH      MW        SAIF       NASDAQ       NA       16.625
MFBC     MFB Corp.                        Mishawaka            IN      MW        SAIF       NASDAQ    03/25/94    26.250
MFFC     Milton Federal Financial Corp.   West Milton          OH      MW        SAIF       NASDAQ    10/07/94    16.125
MIFC     Mid-Iowa Financial Corp.         Newton               IA      MW        SAIF       NASDAQ    10/14/92    12.125
MONT     Montgomery Financial Corp.       Crawfordsville       IN      MW        SAIF       NASDAQ    07/01/97    13.125
MSBF     MSB Financial Inc.               Marshall             MI      MW        SAIF       NASDAQ    02/06/95    17.000
MWBI     Midwest Bancshares Inc.          Burlington           IA      MW        SAIF       NASDAQ    11/12/92    16.000
NASB     North American Savings Bank      Grandview            MO      MW        SAIF       NASDAQ    09/27/85    69.000
NEIB     Northeast Indiana Bancorp        Huntington           IN      MW        SAIF       NASDAQ    06/28/95    21.125
NSLB     NS&L Bancorp Inc.                Neosho               MO      MW        SAIF       NASDAQ    06/08/95    17.500
NWEQ     Northwest Equity Corp.           Amery                WI      MW        SAIF       NASDAQ    10/11/94    21.625
OFCP     Ottawa Financial Corp.           Holland              MI      MW        SAIF       NASDAQ    08/19/94    29.250
OHSL     OHSL Financial Corp.             Cincinnati           OH      MW        SAIF       NASDAQ    02/10/93    33.750
PCBC     Perry County Financial Corp.     Perryville           MO      MW        SAIF       NASDAQ    02/13/95    23.250
PERM     Permanent Bancorp Inc.           Evansville           IN      MW        SAIF       NASDAQ    04/04/94    36.000
PFDC     Peoples Bancorp                  Auburn               IN      MW        SAIF       NASDAQ    07/07/87    22.500
PSFC     Peoples-Sidney Financial Corp.   Sidney               OH      MW        SAIF       NASDAQ    04/28/97    18.000
PSFI     PS Financial Inc.                Chicago              IL      MW        SAIF       NASDAQ    11/27/96    14.125
PTRS     Potters Financial Corp.          East Liverpool       OH      MW        SAIF       NASDAQ    12/31/93    18.750
PVFC     PVF Capital Corp.                Bedford Heights      OH      MW        SAIF       NASDAQ    12/30/92    24.000
QCFB     QCF Bancorp Inc.                 Virginia             MN      MW        SAIF       NASDAQ    04/03/95    28.250
RIVR     River Valley Bancorp             Madison              IN      MW        SAIF       NASDAQ    12/20/96    19.500
SFFC     StateFed Financial Corp.         Des Moines           IA      MW        SAIF       NASDAQ    01/05/94    14.500
SFSL     Security First Corp.             Mayfield Heights     OH      MW        SAIF       NASDAQ    01/22/88    22.500
SMBC     Southern Missouri Bancorp Inc.   Poplar Bluff         MO      MW        SAIF       NASDAQ    04/13/94    21.750
SOBI     Sobieski Bancorp Inc.            South Bend           IN      MW        SAIF       NASDAQ    03/31/95    21.250
SPBC     St. Paul Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    05/18/87    26.188
STFR     St. Francis Capital Corp.        Brookfield           WI      MW        SAIF       NASDAQ    06/21/93    46.500
THR      Three Rivers Financial Corp.     Three Rivers         MI      MW        SAIF        AMSE     08/24/95    22.000
WCBI     Westco Bancorp Inc.              Westchester          IL      MW        SAIF       NASDAQ    06/26/92    29.375
WCFB     Webster City Federal SB (MHC)    Webster City         IA      MW        SAIF       NASDAQ    08/15/94    20.875
WEFC     Wells Financial Corp.            Wells                MN      MW        SAIF       NASDAQ    04/11/95    18.750
WFI      Winton Financial Corp.           Cincinnati           OH      MW        SAIF        AMSE     08/04/88    28.500
WOFC     Western Ohio Financial Corp.     Springfield          OH      MW        SAIF       NASDAQ    07/29/94    26.000

Maximum                                                                                                           69.000
Minimum                                                                                                            9.375
Average                                                                                                           23.900
Median                                                                                                            21.625

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

     Exhibit II.2 -- Select Midwest Region Publicly Held Thrifts (Continued)

          Current     Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           Market      LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
           Value     Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      ($M)        (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   ---------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
ABCL        230.64     20.68      176.16       178.24      16.91      1.53    1,363,825     9.60         9.50      1.39      0.85
ABCW        402.81     23.30      312.28       317.40      20.75      0.72    1,941,180     6.65         6.54      1.91      0.96
AMFC         16.99     24.82      114.97       114.97      16.99      1.59      100,003    14.77        14.77      0.71      0.71
ASBI         66.28     21.13      149.20       149.31      16.96      3.12      390,868    11.37        11.36      0.97      0.81
ASBP         23.31     22.27      134.56       134.56      20.82      2.81      113,176    15.46        15.46      0.64      0.92
BDJI         19.97     23.26      165.15       165.15      16.80        --      118,838    10.18        10.18      0.86      0.66
CAFI         84.85     18.97      173.29       186.79      16.30      2.05      520,582     9.41         8.78      1.39      0.94
CASH         61.58     18.75      139.57       156.46      15.11      2.10      407,592    10.83         9.77      1.22      0.90
CBCI        115.45     15.98      141.45       141.45      23.72        --      486,626    16.77        16.77      2.30      1.62
CFB       1,420.71     17.28      250.71       278.00      15.98      0.62    7,189,342     6.38         5.79      2.04      0.95
CFSB        221.57     23.30      327.98       327.98      25.98      1.79      852,888     7.92         7.92      1.25      1.18
CIBI         16.24     16.98      146.22       146.22      16.94      1.78       95,876    11.58        11.58      1.06      0.97
CKFB         17.77     21.13      119.60       119.60      28.27      2.44       62,865    21.89        21.89      0.97      1.37
CLAS         26.32     28.93      131.66       154.34      19.82      1.38      132,793    15.06        13.14      0.70      0.64
CMRN         51.88     21.09      114.67       114.67      24.58      1.38      211,253    21.44        21.44      0.96      1.16
CNSB         30.17     35.78      126.12       126.12      30.82      1.32       97,891    24.44        24.44      0.51      0.87
COFI      4,190.08     20.64      304.38       325.84      21.20      1.52   19,760,265     6.97         6.54      3.18      1.10
CSBF         11.55     55.00      105.04       111.61      24.25        --       47,602    23.10        22.04      0.25      0.45
DCBI         41.35     22.37      143.29       143.29      38.37      1.13      107,747    26.78        26.78      0.95      1.62
DNFC        252.50     20.26      257.42       259.83      13.91      0.66    1,815,315     5.40         5.36      1.37      0.79
EFBI         65.53     33.00      202.33       202.45      21.75      3.03      301,261    10.75        10.75      1.00      0.75
EMLD        111.60     19.64      230.13       233.30      18.48      1.27      603,965     8.03         7.93      1.12      0.98
FBCI         70.37     23.36      137.21       137.44      14.37      1.60      489,673    10.47        10.45      1.07      0.61
FBCV         29.69     23.09      129.27       131.58      11.60      0.98      255,927     8.98         8.83      1.18      0.49
FBSI         36.97     20.18      157.42       157.42      22.67      0.60      161,527    14.40        14.40      0.83      1.12
FCBF        124.57     22.55      170.01       170.01      23.96      2.48      519,911    14.10        14.10      1.43      1.15
FDEF        131.11     25.63      122.71       122.71      22.62      2.34      579,698    18.44        18.44      0.60      0.94
FFBZ         39.38     23.81      273.52       273.82      18.86      1.12      208,840     7.61         7.60      1.05      0.92
FFED         29.32     15.37      186.75       186.75      13.59      4.27      215,821     7.28         7.28      0.61      0.68
FFFD         73.29     19.34      145.42       145.42      33.02      1.43      221,954    22.72        22.72      1.16      1.78
FFHH         60.91     18.18      122.40       122.40      14.97      2.50      402,850    10.91        10.91      1.10      0.82
FFHS         31.59     20.87      148.79       149.55      13.70      1.51      230,504     9.21         9.17      1.27      0.68
FFKY         88.70     14.72      167.71       177.41      22.93      2.61      388,329    13.67        13.02      1.46      1.61
FFOH        100.67     21.18      156.66       177.69      18.81      1.78      535,100    12.01        10.74      0.85      0.90
FFSL         14.31     20.83      125.94       125.94      12.59      2.00      113,669     9.99         9.99      0.72      0.65
FFSX        101.33     31.09      249.30       251.23      22.08      1.34      458,940     8.85         8.79      1.15      0.71
FFWC         27.54     15.32      149.72       164.22      14.33      1.90      191,298     9.57         8.81      1.24      1.01
FFWD         53.02     26.32      248.76       248.76      31.84      1.70      166,546    12.80        12.80      0.76      1.29
FFYF        139.91     17.81      167.44       167.44      22.76      2.33      614,749    13.59        13.59      1.93      1.27
FISB        342.04     24.55      223.51       226.13      21.20      1.78    1,613,405     9.49         9.39      1.10      0.95
FKKY         27.12     27.92      120.33       120.33      20.42      4.78      132,809    16.96        16.96      0.60      0.72
FLGS        319.54     13.36      262.94       273.71      15.72      1.03    2,033,260     5.98         5.75      1.75      1.43
FLKY         14.42     27.50      101.37       101.37      28.90      3.31       49,880    28.50        28.50      0.55      1.17
FNGB        119.42     21.43      161.68       161.68      17.89      2.67      667,696    11.06        11.06      0.63      0.90
FTFC        289.50     22.50      264.71       279.75      18.75      1.52    1,544,294     7.08         6.72      1.40      0.89
FTSB         22.49     18.60      142.39       142.39      22.51      1.64       99,873    15.82        15.82      0.82      1.23
GFCO         45.65     19.23      161.16       162.87      14.98      2.00      304,621     9.29         9.20      1.04      0.83
GSBC        207.23     17.05      316.73       319.48      27.68      1.71      750,458     8.74         8.68      1.51      1.75
GTPS         35.11     42.86      113.70       113.70      24.73      1.91      141,976    19.93        19.93      0.49      0.63
HALL         45.47     16.67      144.19       144.19      11.00        --      413,511     7.62         7.62      0.93      0.65
HBFW         87.36     30.27      205.41       205.41      24.96      0.55      350,038    12.15        12.15      1.21      0.86
HCFC         16.85     18.81      120.39       120.39      23.45        --       71,854    19.49        19.49      0.99      1.41
HFFB         30.89     20.97      104.50       104.50      30.20      2.42      108,908    26.73        26.73      0.79      1.36
HFFC         87.83     16.03      157.75       157.75      15.13      1.42      580,668     9.58         9.58      1.84      1.00
HFSA         15.54     20.52      118.79       118.79      13.47      2.76      115,434    11.34        11.34      0.92      0.69
HHFC         13.43     22.82      129.63       129.63      14.42      2.92       93,141    11.12        11.12      0.66      0.67
HMLK         38.93        NA      127.99       127.99      22.04      1.49      176,683    17.22        17.22        NA      0.99
HMNF        124.33     26.55      147.20       158.56      17.99        --      691,232    12.22        11.45      1.13      0.78
HOMF        156.16     19.55      249.80       256.95      21.98      1.31      709,412     8.80         8.58      1.56      1.22

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

     Exhibit II.2 -- Select Midwest Region Publicly Held Thrifts (Continued)

          Current     Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           Market      LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
           Value     Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      ($M)        (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   ---------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
HZFS         13.86     24.25      153.59       153.59      15.62      1.11       88,769    10.16        10.16      0.67      0.68
INBI        112.26     21.36      184.41       184.41      30.84      2.55      364,023    16.72        16.72      1.03      1.48
JSBA        270.40     25.71      219.69       280.08      21.49      1.04    1,257,753     9.03         7.22      1.05      0.76
KNK          49.55     18.43      131.03       139.00      14.43      1.33      343,409    11.01        10.45      1.96      0.86
KYF          17.55     18.18      123.67       123.67      21.05      3.57       86,307    17.02        17.02      0.77      1.11
LARK         39.68     18.65      120.57       120.57      16.98      1.70      233,640    14.09        14.09      1.26      0.98
LOGN         22.07     18.23      133.38       133.38      25.62      2.29       86,115    19.21        19.21      0.96      1.53
LSBI         27.95     19.18      147.77       147.77      13.53      1.31      206,584     8.58         8.58      1.59      0.72
LXMO         18.63     23.75      109.88       117.16      20.15      1.81       92,450    18.34        17.39      0.70      1.14
MAFB        585.50     16.60      222.22       252.26      16.93      0.72    3,457,664     7.62         6.77      2.35      1.13
MARN         49.89     18.42      125.11       127.85      26.00      3.14      191,854    20.78        20.43      1.52      1.58
MBLF         34.48     20.37      123.21       123.21      15.62      1.46      223,558    12.68        12.68      1.35      0.82
METF        117.23     21.59      319.71       347.80      12.67        --      924,985     3.96         3.65      0.77      0.65
MFBC         42.70     22.25      127.37       127.37      16.17      1.30      264,097    12.70        12.70      1.18      0.82
MFFC         36.55     28.79      132.06       132.06      16.70      3.72      218,826    11.84        11.84      0.56      0.62
MIFC         20.73     15.16      163.63       163.85      15.32      0.66      135,345     9.36         9.35      0.80      1.10
MONT         21.70        NA      110.39       110.39      20.53      1.68      105,671    18.60        18.60        NA      0.73
MSBF         20.94     20.24      160.98       160.98      27.14      1.77       77,444    16.86        16.86      0.84      1.40
MWBI         16.33     15.84      152.96       152.96      11.06      1.50      147,724     7.23         7.23      1.01      0.77
NASB        154.54     15.72      247.93       255.37      21.05      1.45      734,091     8.49         8.26      4.39      1.36
NEIB         36.26     17.46      136.20       136.20      19.57      1.61      190,319    14.37        14.37      1.21      1.20
NSLB         12.00     26.92      105.17       105.93      20.76      2.86       57,823    19.74        19.62      0.65      0.71
NWEQ         18.14     16.63      145.92       145.92      18.22      2.78       99,558    11.61        11.61      1.30      1.02
OFCP        155.41     22.85      203.55       250.21      17.54      1.37      885,817     8.62         7.13      1.28      0.83
OHSL         41.88     21.63      156.25       156.25      17.53      2.61      238,905    10.90        10.90      1.56      0.84
PCBC         19.25     20.04      117.66       117.66      22.64      1.72       85,030    19.24        19.24      1.16      1.08
PERM         75.87     30.00      174.17       176.21      18.03      1.22      419,819    10.00         9.89      1.20      0.61
PFDC         76.08     18.00      169.81       169.81      25.92      1.96      294,291    15.26        15.26      1.25      1.49
PSFC         32.14        NA      113.56       113.56      30.25      1.56      106,239    24.74        24.74        NA      1.14
PSFI         29.29        NA       95.70        95.70      35.71      3.40       85,698    37.32        37.32        NA      2.10
PTRS         18.31     15.76      165.78       165.78      14.88      1.07      122,637     8.97         8.97      1.19      0.98
PVFC         63.82     13.87      221.20       221.20      16.11        --      396,214     7.28         7.28      1.73      1.29
QCFB         39.04     13.85      145.54       145.54      25.57        --      152,668    17.57        17.57      2.04      1.62
RIVR         23.21        NA      131.76       133.65      16.76      1.03      138,461    12.72        12.56        NA      0.61
SFFC         22.61     20.14      144.42       144.42      25.49      1.38       88,608    17.66        17.66      0.72      1.27
SFSL        169.39     21.03      268.50       272.73      25.13      1.42      677,876     9.36         9.23      1.07      1.37
SMBC         34.73     26.52      132.06       132.06      21.93      2.30      159,926    16.60        16.60      0.82      0.80
SOBI         16.66     32.20      119.72       119.72      18.55      1.51       87,553    14.39        14.39      0.66      0.61
SPBC        895.75     18.57      214.30       214.83      19.65      1.53    4,557,336     9.17         9.15      1.41      1.09
STFR        244.19     20.76      188.03       210.88      15.28      1.20    1,597,648     8.27         7.44      2.24      0.75
THR          18.14     21.78      138.19       138.63      18.61      2.00       97,487    13.46        13.43      1.01      0.84
WCBI         72.39     18.02      148.96       148.96      22.91      2.32      315,944    15.38        15.38      1.63      1.41
WCFB         44.03     32.12      196.93       196.93      46.30      3.83       95,121    23.50        23.50      0.65      1.45
WEFC         36.74     16.59      123.93       123.93      18.24      2.56      201,436    14.71        14.71      1.13      1.06
WFI          57.20     19.79      234.38       238.69      17.33      1.75      329,897     7.39         7.27      1.44      0.91
WOFC         63.16     32.50      111.11       119.05      15.41      3.85      397,425    13.87        13.06      0.80      0.43

Maximum   4,190.08     55.00      327.98       347.80      46.30      4.78   19,760,265    37.32        37.32      4.39      2.10
Minimum      11.55     13.36       95.70        95.70      11.00        --       47,602     3.96         3.65      0.25      0.43
Average     139.61     21.91      166.78       171.15      20.48      1.74      707,107    13.38        13.19      1.18      1.01
Median       42.70     20.80      147.77       149.55      19.57      1.60      223,558    11.84        11.58      1.09      0.94

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

     Exhibit II.2 -- Select Midwest Region Publicly Held Thrifts (Continued)

           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
ABCL        9.25         N      03/20/98     0.27     23.19      0.31        0.79         8.16
ABCW       14.70         N      03/20/98     0.97     21.39      0.52        1.03        15.64
AMFC        4.39         N      03/20/98       NA     27.54      0.16        0.57         3.95
ASBI        7.20         N      03/20/98       NA     25.63      0.20        0.65         5.79
ASBP        5.87         N      03/20/98     0.08     22.27      0.16        0.89         5.73
BDJI        6.05         N      03/20/98     0.03     19.23      0.26        0.75         7.17
CAFI        9.78         N      03/20/98     0.29     25.36      0.26        0.66         6.90
CASH        7.97         N      03/20/98     0.74     17.33      0.33        0.90         8.36
CBCI       10.26         N      03/20/98     1.64     12.09      0.76        2.16        13.24
CFB        15.76         N      03/20/98     0.84     16.95      0.52        0.94        15.15
CFSB       15.27         N      03/20/98     0.10     22.75      0.32        1.18        15.09
CIBI        8.33         N      03/20/98     0.65     18.00      0.25        0.89         7.64
CKFB        5.84         N      03/20/98     0.10     19.71      0.26        1.39         6.13
CLAS        4.31         N      03/20/98     0.34     22.01      0.23        0.83         5.55
CMRN        5.26         N      03/20/98     0.38     23.01      0.22        0.99         4.64
CNSB        3.54         N      03/20/98     0.13     32.59      0.14        0.90         3.68
COFI       15.66         N      03/20/98     0.30     21.59      0.76        0.96        13.56
CSBF        1.85         N      03/20/98       NA     31.25      0.11        0.77         3.25
DCBI        5.82         N      03/20/98     0.35     24.15      0.22        1.48         5.56
DNFC       14.13         N      03/20/98     0.29     20.40      0.34        0.70        13.21
EFBI        6.28         N      03/20/98       --     34.38      0.24        0.70         6.28
EMLD       12.77         N      03/20/98     0.35     20.37      0.27        0.97        12.19
FBCI        5.90         N      03/20/98       NA     18.38      0.34        0.78         7.54
FBCV        5.85         N      03/20/98     1.23     20.64      0.33        0.55         6.29
FBSI        8.06         N      03/20/98     0.04     18.21      0.23        1.23         8.80
FCBF        7.69         N      03/20/98     0.26     19.20      0.42        1.22         8.75
FDEF        4.57         N      03/20/98     0.33     34.94      0.11        0.64         3.37
FFBZ       12.01         N      03/20/98     0.57     31.25      0.20        0.69         9.02
FFED       11.84         N      03/20/98     0.30     23.44      0.10        0.58         8.19
FFFD        7.61         N      03/20/98       NA     19.34      0.29        1.71         7.49
FFHH        7.15         N      03/20/98     0.22     19.23      0.26        0.74         6.74
FFHS        7.60         N      03/20/98     0.32     18.40      0.36        0.76         8.27
FFKY       11.79         N      03/20/98     0.07     15.35      0.35        1.51        11.01
FFOH        6.93         N      03/20/98     0.18     21.43      0.21        0.86         6.84
FFSL        6.26         N      03/20/98     0.89     20.83      0.18        0.64         6.25
FFSX        8.40         N      03/20/98     0.14     33.10      0.27        0.70         7.82
FFWC       10.28         N      03/20/98     0.31     14.39      0.33        0.99        10.25
FFWD       10.30         N      03/20/98     0.02     27.78      0.18        1.21         9.56
FFYF        9.23         N      03/20/98     0.62     17.54      0.49        1.25         9.14
FISB        9.87         N      03/20/98     1.38     24.11      0.28        0.94         9.72
FKKY        3.42         N      03/20/98       --     17.45      0.24        1.14         6.25
FLGS       22.94         N      03/20/98     3.04     12.99      0.45        1.41        21.01
FLKY        3.64         N      03/20/98     2.25     23.63      0.16        1.20         4.15
FNGB        7.98         N      03/20/98     0.09     19.85      0.17        0.91         8.19
FTFC       13.57         N      03/20/98     0.32     23.16      0.34        0.86        12.50
FTSB        7.53         N      03/20/98     2.04     18.15      0.21        1.24         7.75
GFCO        8.78         N      03/20/98     0.06     18.52      0.27        0.87         9.29
GSBC       20.23         N      03/20/98     1.84     16.51      0.39        1.72        20.10
GTPS        3.02         N      03/20/98       NA     35.00      0.15        0.73         3.65
HALL        9.09         N      03/20/98     0.09     16.15      0.24        0.68         9.10
HBFW        6.48         N      03/20/98       --     33.91      0.27        0.73         5.92
HCFC        9.28         N      03/20/98     0.36     19.40      0.24        1.41         7.21
HFFB        5.06         N      03/20/98       --     20.70      0.20        1.32         4.89
HFFC       10.68         N      03/20/98     0.33     13.92      0.53        1.09        11.42
HFSA        5.56         N      03/20/98     0.19     18.88      0.25        0.67         5.91
HHFC        5.68         N      03/20/98     0.03     26.90      0.14        0.51         4.64
HMLK        7.49         N      03/20/98     0.15     21.31      0.22        0.98         5.39
HMNF        5.43         N      03/20/98       NA     32.61      0.23        0.60         4.36
HOMF       14.31         N      03/20/98     0.55     19.55      0.39        1.23        14.16

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

     Exhibit II.2 -- Select Midwest Region Publicly Held Thrifts (Continued)

           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
HZFS        6.70         N      03/20/98     0.96     22.57      0.18        0.72         7.12
INBI        8.38         N      03/20/98     0.23     19.64      0.28        1.53         9.11
JSBA        9.32         N      03/20/98     0.67     29.35      0.23        0.70         7.92
KNK         7.88         N      03/20/98     0.89     18.82      0.48        0.83         7.51
KYF         6.70         N      03/20/98     0.04     21.88      0.16        0.94         5.55
LARK        6.94         N      03/20/98     0.15     17.80      0.33        0.97         6.87
LOGN        7.81         N      03/20/98     0.62     14.58      0.30        1.71         8.96
LSBI        8.17         N      03/20/98     1.01     17.73      0.43        0.75         8.75
LXMO        4.33         N      03/20/98     0.54     23.09      0.18        0.99         4.59
MAFB       14.48         N      03/20/98     0.26     17.11      0.57        1.05        13.71
MARN        7.09         N      03/20/98     1.43     25.00      0.28        1.08         5.07
MBLF        6.41         N      03/20/98     0.48     19.64      0.35        0.83         6.54
METF       16.43         N      03/20/98     0.52     16.63      0.25        0.75        19.14
MFBC        5.99         N      03/20/98       --     22.63      0.29        0.76         5.82
MFFC        4.67         N      03/20/98     0.09     31.01      0.13        0.54         4.49
MIFC       11.83         N      03/20/98     0.21     15.16      0.20        1.07        11.37
MONT        4.61         N      03/20/98     0.75     25.24      0.13        0.77         4.08
MSBF        8.16         N      03/20/98     0.02     20.24      0.21        1.36         8.16
MWBI       11.14         N      03/20/98     0.73     15.38      0.26        0.76        10.83
NASB       17.26         N      03/20/98     3.07     13.91      1.24        1.51        18.18
NEIB        7.78         N      03/20/98     0.17     16.00      0.33        1.28         8.66
NSLB        3.56         N      03/20/98     0.01     31.25      0.14        0.64         3.24
NWEQ        8.78         N      03/20/98     1.33     15.45      0.35        1.10         9.45
OFCP        9.47         N      03/20/98     0.27     22.16      0.33        0.86        10.02
OHSL        7.55         N      03/20/98     0.03     24.82      0.34        0.70         6.43
PCBC        5.72         N      03/20/98     0.01     22.36      0.26        0.95         4.94
PERM        6.49         N      03/20/98     0.70     29.03      0.31        0.63         6.47
PFDC        9.78         N      03/20/98     0.25     18.75      0.30        1.40         9.21
PSFC        5.75         N      03/20/98     0.82     22.50      0.20        1.27         5.13
PSFI        5.43         N      03/20/98     0.68     18.59      0.19        1.98         5.24
PTRS       10.54         N      03/20/98     0.17     24.67      0.19        0.60         6.71
PVFC       18.16         N      03/20/98     0.96     13.33      0.45        1.26        17.48
QCFB        9.27         N      03/20/98     0.39     12.39      0.57        1.68         9.90
RIVR        5.14         N      03/20/98     0.71     18.75      0.26        0.81         6.44
SFFC        7.21         N      03/20/98     1.74     20.14      0.18        1.24         7.05
SFSL       14.78         N      03/20/98     0.43     20.09      0.28        1.36        14.68
SMBC        4.96         N      03/20/98     0.83     33.98      0.16        0.66         4.05
SOBI        3.95         N      03/20/98     0.26     31.25      0.17        0.59         4.06
SPBC       12.25         N      03/20/98     0.17     18.19      0.36        1.07        11.87
STFR        9.18         N      03/20/98     0.21     22.36      0.52        0.66         8.30
THR         6.12         N      03/20/98     0.95     22.92      0.24        0.78         5.70
WCBI        9.14         N      03/20/98     0.19     17.91      0.41        1.38         8.94
WCFB        6.18         N      03/20/98     0.06     32.62      0.16        1.46         6.23
WEFC        7.48         N      03/20/98       NA     16.74      0.28        1.04         7.22
WFI        12.63         N      03/20/98     0.22     17.81      0.40        0.98        13.41
WOFC        3.16         N      03/20/98     0.44     32.50      0.20        0.40         2.89

Maximum    22.94                             3.07     35.00      1.24        2.16        21.01
Minimum     1.85                               --     12.09      0.10        0.40         2.89
Average     8.54                             0.52     21.82      0.29        0.99         8.34
Median      7.69                             0.31     20.40      0.26        0.91         7.51

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

              Exhibit II.3 -- Select Illinois Publicly Held Thrifts

                                                                                Deposit                          Current
                                                                               Insurance                          Stock
                                                                                Agency                            Price
Ticker   Short Name                       City               State   Region   (BIF/SAIF)   Exchange   IPO Date     ($)
------   ----------                       ----               -----   ------   ----------   --------   --------   -------
ABCL     Alliance Bancorp Inc.            Hinsdale             IL      MW        SAIF       NASDAQ    07/07/92    28.750
CBCI     Calumet Bancorp Inc.             Dolton               IL      MW        SAIF       NASDAQ    02/20/92    36.750
CSBF     CSB Financial Group Inc.         Centralia            IL      MW        SAIF       NASDAQ    10/09/95    13.750
FBCI     Fidelity Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    12/15/93    25.000
GTPS     Great American Bancorp           Champaign            IL      MW        SAIF       NASDAQ    06/30/95    21.000
HMLK     Hemlock Federal Financial Corp   Oak Forest           IL      MW        SAIF       NASDAQ    04/02/97    18.750
KNK      Kankakee Bancorp Inc.            Kankakee             IL      MW        SAIF        AMSE     01/06/93    36.125
MAFB     MAF Bancorp Inc.                 Clarendon Hills      IL      MW        SAIF       NASDAQ    01/12/90    39.000
PSFI     PS Financial Inc.                Chicago              IL      MW        SAIF       NASDAQ    11/27/96    14.125
SPBC     St. Paul Bancorp Inc.            Chicago              IL      MW        SAIF       NASDAQ    05/18/87    26.188
WCBI     Westco Bancorp Inc.              Westchester          IL      MW        SAIF       NASDAQ    06/26/92    29.375

Maximum                                                                                                           39.000
Minimum                                                                                                           13.750
Average                                                                                                           26.256
Median                                                                                                            26.188

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

        Exhibit II.3 -- Select Illinois Publicly Held Thrifts (Continued)

          Current     Price/      Current     Current               Current     Total     Equity/      Equity/     Core     Income/
           Market      LTM        Price/     Price/Tang   Price/   Dividend    Assets      Assets    Tang Assets    EPS   Avg Assets
           Value     Core EPS   Book Value   Book Value   Assets     Yield     ($000)       (%)          (%)        ($)       (%)
Ticker      ($M)        (x)        (%)          (%)         (%)       (%)     Mst RctQ    Mst RctQ     Mst RctQ     LTM       LTM
------   ---------   --------   ----------   ----------   ------   --------   ---------   --------   -----------   ----   ----------
ABCL       230.64      20.68      176.16       178.24      16.91     1.53     1,363,825     9.60         9.50      1.39      0.85
CBCI       115.45      15.98      141.45       141.45      23.72       --       486,626    16.77        16.77      2.30      1.62
CSBF        11.55      55.00      105.04       111.61      24.25       --        47,602    23.10        22.04      0.25      0.45
FBCI        70.37      23.36      137.21       137.44      14.37     1.60       489,673    10.47        10.45      1.07      0.61
GTPS        35.11      42.86      113.70       113.70      24.73     1.91       141,976    19.93        19.93      0.49      0.63
HMLK        38.93         NA      127.99       127.99      22.04     1.49       176,683    17.22        17.22        NA      0.99
KNK         49.55      18.43      131.03       139.00      14.43     1.33       343,409    11.01        10.45      1.96      0.86
MAFB       585.50      16.60      222.22       252.26      16.93     0.72     3,457,664     7.62         6.77      2.35      1.13
PSFI        29.29         NA       95.70        95.70      35.71     3.40        85,698    37.32        37.32        NA      2.10
SPBC       895.75      18.57      214.30       214.83      19.65     1.53     4,557,336     9.17         9.15      1.41      1.09
WCBI        72.39      18.02      148.96       148.96      22.91     2.32       315,944    15.38        15.38      1.63      1.41

Maximum    895.75      55.00      222.22       252.26      35.71     3.40     4,557,336    37.32        37.32      2.35      2.10
Minimum     11.55      15.98       95.70        95.70      14.37       --        47,602     7.62         6.77      0.25      0.45
Average    194.05      25.50      146.71       151.02      21.42     1.44     1,042,403    16.14        15.91      1.43      1.07
Median      70.37      18.57      137.21       139.00      22.04     1.53       343,409    15.38        15.38      1.41      0.99

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

        Exhibit II.3 -- Select Illinois Publicly Held Thrifts (Continued)

           Income/                           NPAs/    Price/     Core       Income/      Income/
         Avg Equity   Merger     Current    Assets     Core      EPS      Avg Assets   Avg Equity
             (%)      Target?    Pricing     (%)       EPS       ($)         (%)          (%)
Ticker       LTM       (Y/N)      Date     Mst RctQ    (x)     Mst RctQ    Mst RctQ     Mst RctQ
------   ----------   -------   --------   --------   ------   --------   ----------   ----------
ABCL        9.25         N      03/20/98     0.27     23.19      0.31        0.79         8.16
CBCI       10.26         N      03/20/98     1.64     12.09      0.76        2.16        13.24
CSBF        1.85         N      03/20/98       NA     31.25      0.11        0.77         3.25
FBCI        5.90         N      03/20/98       NA     18.38      0.34        0.78         7.54
GTPS        3.02         N      03/20/98       NA     35.00      0.15        0.73         3.65
HMLK        7.49         N      03/20/98     0.15     21.31      0.22        0.98         5.39
KNK         7.88         N      03/20/98     0.89     18.82      0.48        0.83         7.51
MAFB       14.48         N      03/20/98     0.26     17.11      0.57        1.05        13.71
PSFI        5.43         N      03/20/98     0.68     18.59      0.19        1.98         5.24
SPBC       12.25         N      03/20/98     0.17     18.19      0.36        1.07        11.87
WCBI        9.14         N      03/20/98     0.19     17.91      0.41        1.38         8.94

Maximum    14.48                             1.64     35.00      0.76        2.16        13.71
Minimum     1.85                             0.15     12.09      0.11        0.73         3.25
Average     7.90                             0.53     21.08      0.35        1.14         8.05
Median      7.88                             0.27     18.59      0.34        0.98         7.54

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

                      Exhibit II.4 -- Comparatives General

                                                                            Total               Current   Current
                                                                 Number    Assets                Stock     Market
                                                                   of      ($000)                Price     Value
Ticker   Short Name                     City            State   Offices   Mst RctQ   IPO Date     ($)       ($M)
------   ----------                     ----            -----   -------   --------   --------   -------   -------
AMFC     AMB Financial Corp.            Munster           IN       4       100,003   04/01/96    17.6250   16.990
BFSB     Bedford Bancshares Inc.        Bedford           VA       3       136,908   08/22/94    29.1250   33.270
CFFC     Community Financial Corp.      Staunton          VA       4       182,879   03/30/88    30.2500   38.710
FBSI     First Bancshares Inc.          Mountain Grove    MO       8       161,527   12/22/93    16.7500   36.970
FTF      Texarkana First Financial Corp Texarkana         AR       5       180,259   07/07/95    28.0000   49.270
HBS      Haywood Bancshares Inc.        Waynesville       NC       4       152,796   12/18/87    22.2500   27.820
LOGN     Logansport Financial Corp.     Logansport        IN       1        86,115   06/14/95    17.5000   22.070
NEIB     Northeast Indiana Bancorp      Huntington        IN       3       190,319   06/28/95    21.1250   36.260
SFED     SFS Bancorp Inc.               Schenectady       NY       4       174,428   06/30/95    23.7500   28.700
SOBI     Sobieski Bancorp Inc.          South Bend        IN       3        87,553   03/31/95    21.2500   16.660
WHGB     WHG Bancshares Corp.           Lutherville       MD       5       101,331   04/01/96    18.0000   25.000

Maximum                                                            8       190,319               30.25     49.27
Minimum                                                            1        86,115               16.75     16.66
Average                                                            4       141,283               22.33     30.16
Median                                                             4       152,796               21.25     28.70

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

                   Exhibit II.5 -- Comparatives Balance Sheet


                                          Total      Cash and     Backed      Net      Foreclosed  Servicing     Total      Other
                                          Assets   Investments  Securities   Loans    Real Estate    Rights   Intangibles   Assets
                                          ($000)      ($000)      ($000)     ($000)      ($000)      ($000)      ($000)     ($000)
Ticker    Short Name                     Mst RctQ    Mst RctQ    Mst RctQ   Mst RctQ    Mst RctQ    Mst RctQ    Mst RctQ   Mst RctQ
------    ----------                     --------  -----------  ----------  --------  -----------  ---------  -----------  --------
AMFC      AMB Financial Corp.             100,003     20,533       3,494      77,093       27           --         --        2,350
BFSB      Bedford Bancshares Inc.         136,908     16,714          19     117,692       --           --         --        2,502
CFFC      Community Financial Corp.       182,879     16,796          --     160,409      294            7        110        4,880
FBSI      First Bancshares Inc.           161,527     19,015         768     138,157       --           --         --        4,355
FTF       Texarkana First Financial Corp  180,259     28,815       9,237     147,100      133           65         --        4,146
HBS       Haywood Bancshares Inc.         152,796     31,607      11,410     114,531      218        2,978        741        2,721
LOGN      Logansport Financial Corp.       86,115     18,545       9,932      63,634      106           --         --        3,830
NEIB      Northeast Indiana Bancorp       190,319     17,651           3     168,958       --           --         --        3,710
SFED      SFS Bancorp Inc.                174,428     36,560      16,966     133,786      111           --         --        3,971
SOBI      Sobieski Bancorp Inc.            87,553     16,020      12,512      68,879      152           --         --        2,502
WHGB      WHG Bancshares Corp.            101,331     17,615       2,774      79,321       --           --         --        4,395

Maximum                                   190,319     36,560      16,966     168,958      294        2,978        741        4,880
Minimum                                    86,115     16,020          --      63,634       --           --         --        2,350
Average                                   141,283     21,806       6,101     115,415       95          277         77        3,578
Median                                    152,796     18,545       3,494     117,692      106           --         --        3,830

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

             Exhibit II.5 -- Comparatives Balance Sheet (Continued)

                                                                                                                 Core    Risk-Based
           Total      Total      Other       Total     Common    Total  Tangible   Core     Total   Tangible   Capital/   Capital/
         Deposits  Borrowings Liabilities Liabilities  Equity   Equity   Capital  Capital  Capital  Capital/      Adj       Risk-
          ($000)     ($000)      ($000)      ($000)    ($000)   ($000)   ($000)   ($000)   ($000)   Tangible   Tangible    Weightd
Ticker   Mst RctQ   Mst RctQ    Mst RctQ    Mst RctQ  Mst RctQ Mst RctQ Mst RctQ Mst RctQ Mst RctQ Assets (%) Assets (%) Assets (%)
------   --------  ---------- ----------- ----------- -------- -------- -------- -------- -------- ---------- ---------- ----------
AMFC       71,786    12,000      1,447       85,233    14,770   14,770       NA       NA       NA     13.41      13.41      26.61
BFSB      103,387    13,000        640      117,027    19,881   19,881   17,681   17,681   18,290     12.39      12.39      23.13
CFFC      132,962    23,000      1,993      157,955    24,924   24,924   21,184   21,184   22,194     11.67      11.67      17.78
FBSI      120,812    17,055        400      138,267    23,260   23,260   18,664   18,664   18,849     12.45      12.45      19.45
FTF       143,828     6,472      2,643      152,943    27,316   27,316   27,224   27,224   27,982     16.55      16.55      28.54
HBS       118,295    10,500      2,329      131,124    21,672   21,672       NA   21,061   21,795        NA         NA         NA
LOGN       60,595     6,500      2,478       69,573    16,542   16,542   16,482   16,482   16,727     21.82      21.82      41.64
NEIB       96,969    65,000      1,008      162,977    27,342   27,342   23,031   23,031   24,032     12.84      12.84      22.28
SFED      150,469        --      2,528      152,997    21,431   21,431   21,431   21,431   22,199     10.40      10.40      20.37
SOBI       57,611    16,850        491       74,952    12,601   12,601    9,166    9,166    9,360     11.85      11.85      28.52
WHGB       76,390     4,000      1,025       81,415    19,916   19,916   15,541   15,541   15,729     16.36      16.36      32.04

Maximum   150,469    65,000      2,643      162,977    27,342   27,342   27,224   27,224   27,982     21.82      21.82      41.64
Minimum    57,611        --        400       69,573    12,601   12,601    9,166    9,166    9,360     10.40      10.40      17.78
Average   103,009    15,852      1,544      120,406    20,878   20,878   18,934   19,147   19,716     13.97      13.97      26.04
Median    103,387    12,000      1,447      131,124    21,431   21,431   18,664   19,863   20,322     12.65      12.65      24.87

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

             Exhibit II.5 -- Comparatives Balance Sheet (Continued)

           NPAs/   Reserves/  Reserves/   Reported   Publicly Rep  Int Bearing  Equivalent   Serviced
          Assets     Assets      NPLs    Book Value   Book Value   Liabilities   Employees  For Others
            (%)       (%)        (%)         ($)          ($)          (%)       (Actual)     ($000)
Ticker   Mst RctQ   Mst RctQ   Mst RctQ   Mst RctQ     Mst RctQ      Mst RctQ    Mst RctQ    Mst RctQ
------   --------  ---------  ---------  ----------  ------------  -----------  ----------  ----------
AMFC         NA       0.41          NA      15.33        15.33        116.58          NA          --
BFSB         --       0.52          NM      18.28        18.28        119.04       39.00       2,684
CFFC       0.44       0.57      203.68      19.51        19.42        113.11       58.00       9,473
FBSI       0.04       0.32      905.26      10.64        10.64        114.88       65.00          13
FTF        0.07       0.62          NM      15.52        15.52        118.19       35.00      25,496
HBS        0.67       0.48       90.28      17.33        16.74        113.21       34.00          --
LOGN       0.62       0.28       56.84      13.12        13.12        122.53       14.00          --
NEIB       0.17       0.60      353.23      15.51        15.51        116.38       40.00       2,061
SFED       0.82       0.45       58.58      17.73        17.73        113.64       60.00       3,525
SOBI       0.26       0.23      259.74      17.75        17.75        112.35       24.00          --
WHGB       0.95       0.19       19.59      14.34        14.34        118.09          NA          NA

Maximum    0.95       0.62      905.26      19.51        19.42        122.53       65.00      25,496
Minimum      --       0.19       19.59      10.64        10.64        112.35       14.00          --
Average    0.40       0.42      243.40      15.91        15.85        116.18       41.00       4,325
Median     0.35       0.45      146.98      15.52        15.52        116.38       39.00       1,037

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

                     Exhibit II.6 -- Comparatives Operations

                                                                 Net Income                  Return on       Core
                                         Average                   Before      Return on    Avg Assets      Income/     Return on
                                          Assets   Net Income   Extra Items   Avg Assets   Before Extra   Avg Assets   Avg Equity
                                          ($000)     ($000)        ($000)         (%)           (%)           (%)          (%)
Ticker   Short Name                        LTM        LTM           LTM           LTM           LTM           LTM          LTM
------   ----------                      -------   ----------   -----------   ----------   ------------   ----------   ----------
AMFC     AMB Financial Corp.              93,053      1,023        1,023         1.10          1.10          0.71          6.83
BFSB     Bedford Bancshares Inc.         135,243      1,618        1,618         1.20          1.20          1.19          8.39
CFFC     Community Financial Corp.       175,293      1,875        1,875         1.07          1.07          1.07          7.85
FBSI     First Bancshares Inc.           161,114      1,870        1,870         1.16          1.16          1.12          8.38
FTF      Texarkana First Financial Corp  173,148      3,021        3,021         1.74          1.74          1.71         11.13
HBS      Haywood Bancshares Inc.         142,369      1,953        1,953         1.37          1.37          1.37          9.41
LOGN     Logansport Financial Corp.       81,892      1,232        1,232         1.50          1.50          1.53          7.71
NEIB     Northeast Indiana Bancorp       173,476      2,085        2,085         1.20          1.20          1.20          7.78
SFED     SFS Bancorp Inc.                170,319      1,068        1,068         0.63          0.63          0.61          5.04
SOBI     Sobieski Bancorp Inc.            82,090        497          497         0.61          0.61          0.61          3.95
WHGB     WHG Bancshares Corp.             98,962        752          752         0.76          0.76          0.77          3.61

Maximum                                  175,293      3,021        3,021         1.74          1.74          1.71         11.13
Minimum                                   81,892        497          497         0.61          0.61          0.61          3.61
Average                                  135,178      1,545        1,545         1.12          1.12          1.08          7.28
Median                                   142,369      1,618        1,618         1.16          1.16          1.12          7.78

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

               Exhibit II.6 -- Comparatives Operations (Continued)

           Return on      Core        Loan      Loan Loss       Total        Total       Net Loan                  Common   Dividend
          Avg Equity     Income/      Loss      Provision    Noninterest  Noninterest  Chargeoffs/    LTM EPS    Dividends   Payout
         Before Extra  Avg Equity  Provision  as a % Assets     Income      Expense     Avg Loans   After Extra  Per Share    Ratio
             (%)           (%)       ($000)        (%)          ($000)       ($000)        (%)          ($)         ($)        (%)
Ticker       LTM           LTM        LTM          LTM           LTM          LTM          LTM          LTM         LTM        LTM
------   ------------  ----------  ---------  -------------  -----------  -----------  -----------  -----------  ---------  --------
AMFC          6.83         4.39        74          0.08          532         2,686           NA         1.10       0.250      22.73
BFSB          8.39         8.34       105          0.08          606         3,123         0.05         1.42       0.550      38.73
CFFC          7.85         7.88       443          0.25          698         3,780         0.28         1.46       0.560      38.36
FBSI          8.38         8.06        76          0.05          494         3,128           --         0.87       0.100      11.49
FTF          11.13        10.91        --            --          736         2,597         0.01         1.77       0.533      30.08
HBS           9.41         9.41        15          0.01          389         2,000           --         1.56       0.560      35.90
LOGN          7.71         7.81        26          0.03          161         1,271         0.03         0.95       0.400      42.11
NEIB          7.78         7.78       228          0.13          518         3,001         0.06         1.21       0.320      26.45
SFED          5.04         4.87       120          0.07          424         4,345        (0.01)        0.93       0.270      29.03
SOBI          3.95         3.95        --            --          137         1,966           --         0.66       0.300      45.45
WHGB          3.61         3.66        60          0.06          130         2,445         0.10         0.55       0.230      41.82

Maximum      11.13        10.91       443          0.25          736         4,345         0.28         1.77       0.560      45.45
Minimum       3.61         3.66        --            --          130         1,271        (0.01)        0.55       0.100      11.49
Average       7.28         7.01       104          0.07          439         2,758         0.05         1.13       0.370      32.92
Median        7.78         7.81        74          0.06          494         2,686         0.02         1.10       0.320      35.90

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

               Exhibit II.6 -- Comparatives Operations (Continued)

          Interest    Interest   Net Interest    Gain on     Real   Noninterest      G&A     Noninterest   Net Opr.       Total
           Income/    Expense/      Income/       Sale/     Estate    Income/     Expense/     Expense/    Expenses/  Nonrecurring
         Avg Assets  Avg Assets   Avg Assets   Avg Assets  Expense   Avg Assets  Avg Assets   Avg Assets  Avg Assets     Expense
             (%)         (%)          (%)          (%)      ($000)      (%)          (%)         (%)          (%)        ($000)
Ticker       LTM         LTM          LTM          LTM       LTM        LTM          LTM         LTM          LTM          LTM
------   ----------  ----------  ------------  ----------  -------  -----------  ----------  -----------  ----------  ------------
AMFC        7.69        4.08         3.61         0.61          (3)     0.57        2.89         2.89        2.32            --
BFSB        7.75        3.90         3.86         0.01          (6)     0.45        2.31         2.31        1.87            --
CFFC        7.79        4.07         3.72        (0.01)         --      0.40        2.16         2.16        1.76            --
FBSI        7.67        4.26         3.40         0.07         (69)     0.31        1.98         1.94        1.67            --
FTF         7.96        4.16         3.80         0.05         (13)     0.43        1.51         1.50        1.08            --
HBS         7.34        4.10         3.24           --        (980)     0.27        2.06         1.40        1.78            --
LOGN        7.62        3.80         3.81        (0.06)         (1)     0.20        1.55         1.55        1.36            --
NEIB        7.87        4.33         3.53           --          --      0.30        1.73         1.73        1.43            --
SFED        7.26        3.89         3.37         0.03         (24)     0.25        2.57         2.55        2.32            --
SOBI        7.27        4.02         3.25           --          (2)     0.17        2.40         2.39        2.23            --
WHGB        7.22        3.55         3.68           --          --      0.13        2.47         2.47        2.34         15.00

Maximum     7.96        4.33         3.86         0.61          --      0.57        2.89         2.89        2.34         15.00
Minimum     7.22        3.55         3.24        (0.06)    (980.00)     0.13        1.51         1.40        1.08            --
Average     7.59        4.01         3.57         0.06      (99.82)     0.32        2.15         2.08        1.83          1.36
Median      7.67        4.07         3.61           --       (3.00)     0.30        2.16         2.16        1.78            --

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

               Exhibit II.6 -- Comparatives Operations (Continued)

          Amortization                              Yield on      Cost of                 Interest
               of           Tax      Efficiency   Int Earning   Int Bearing   Effective     Yield
           Intangibles   Provision      Ratio        Assets     Liabilities    Tax Rate    Spread
             ($000)        ($000)        (%)          (%)           (%)          (%)         (%)
Ticker         LTM          LTM          LTM          LTM           LTM          LTM         LTM
------    ------------   ---------   ----------   -----------   -----------   ---------   --------
AMFC             --          675        69.04         7.85          4.94        39.75       2.91
BFSB             --          991        53.74         8.11          4.82        37.98       3.29
CFFC             --        1,112        52.33         8.18          4.79        37.23       3.39
FBSI           5.00        1,015        53.39         8.03          5.10        35.18       2.93
FTF              --        1,779        35.71         8.16          5.05        37.06       3.11
HBS           53.00        1,031        58.55         7.68          4.88        34.55       2.80
LOGN             --          728        38.75         7.89          4.88        37.14       3.01
NEIB             --        1,332        45.15         7.98          5.16        38.98       2.82
SFED             --          692        70.82         7.45          4.49        39.32       2.96
SOBI             --          345        70.09         7.55          4.78        40.97       2.77
WHGB             --          495        64.91         7.56          4.56        39.70       3.00

Maximum       53.00        1,779        70.82         8.18          5.16        40.97       3.39
Minimum          --          345        35.71         7.45          4.49        34.55       2.77
Average        5.27          927        55.68         7.86          4.86        37.99       3.00
Median           --          991        53.74         7.89          4.88        37.98       2.96

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

                        Exhibit II.7 -- Comparatives Risk

                                                     NPAs + Loans                                    Net Loan             Intangible
                                            NPAs/   90+ Past Due/    NPAs/   Reserves/  Reserves/  Chargeoffs/   Loans/     Assets/
                                           Assets       Assets      Equity     Loans       NPAs     Avg Loans    Assets     Equity
                                            (%)          (%)          (%)       (%)        (%)         (%)         (%)        (%)
Ticker    Short Name                      Mst RctQ     Mst RctQ    Mst RctQ   Mst RctQ   Mst RctQ    Mst RctQ   Mst RctQ   Mst RctQ
------    ----------                      --------  -------------  --------  ---------  ---------  -----------  --------  ----------
AMFC      AMB Financial Corp.                 NA           NA           NA      0.53          NA         NA       77.50        --
BFSB      Bedford Bancshares Inc.             --         0.54           --      0.60          NM         --       86.48        --
CFFC      Community Financial Corp.         0.44         0.44         3.25      0.65      129.75       0.13       88.50      0.44
FBSI      First Bancshares Inc.             0.04         0.42         0.25      0.37      905.26      (0.01)      85.85        --
FTF       Texarkana First Financial Corp    0.07         0.17         0.49      0.76      845.11         --       82.23        --
HBS       Haywood Bancshares Inc.           0.67         0.67         4.76      0.64       71.19         --       75.44      3.42
LOGN      Logansport Financial Corp.        0.62         0.62         3.25      0.38       45.62         --       74.18        --
NEIB      Northeast Indiana Bancorp         0.17         0.17         1.20      0.67      350.00       0.06       89.38        --
SFED      SFS Bancorp Inc.                  0.82         0.84         6.71      0.58       54.07       0.01       77.15        --
SOBI      Sobieski Bancorp Inc.             0.26         0.26         1.82      0.29       87.34         --       78.90        --
WHGB      WHG Bancshares Corp.              0.95         0.95         4.85      0.24       19.59       0.38       78.47        --

Maximum                                     0.95         0.95         6.71      0.76      905.26       0.38       89.38      3.42
Minimum                                       --         0.17           --      0.24       19.59      (0.01)      74.18        --
Average                                     0.40         0.51         2.66      0.52      278.66       0.06       81.28      0.35
Median                                      0.35         0.49         2.54      0.58       87.34         --       78.90        --

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

                  Exhibit II.7 -- Comparatives Risk (Continued)

          One Year              Earn Assets/
          Cum Gap/     Net      Int Bearing
           Assets     Loans     Liabilities
            (%)       ($000)        (%)
Ticker    Mst RctY   Mst RctQ     Mst RctQ
------    --------   --------   ------------
AMFC           NA      77,093      116.58
BFSB        22.69     117,692      119.04
CFFC           NA     160,409      113.11
FBSI           NA     138,157      114.88
FTF        (11.93)    147,100      118.19
HBS         (5.85)    114,531      113.21
LOGN           NA      63,634      122.53
NEIB           NA     168,958      116.38
SFED           NA     133,786      113.64
SOBI           NA      68,879      112.35
WHGB           NA      79,321      118.09

Maximum     22.69     168,958      122.53
Minimum    (11.93)     63,634      112.35
Average      1.64     115,415      116.18
Median      (5.85)    117,692      116.38

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

                       Exhibit II.8 -- Comparatives Price

                                                    Current  Current   Price/     Current     Current
                                                     Stock    Market     LTM      Price/    Price/Tang  Price/
         Abbreviated                                 Price    Value   Core EPS  Book Value  Book Value  Assets
Ticker   Name                City            State    ($)      ($M)      (x)        (%)         (%)       (%)
------   -----------         ----            -----  -------  -------  --------  ----------  ----------  ------
AMFC     AMBFinancial-IN     Munster           IN    17.63    16.99     24.82     114.97      114.97     16.99
BFSB     BedfordBcshs-VA     Bedford           VA    29.13    33.27     20.51     159.33      159.33     24.30
CFFC     CommunityFinl-VA    Staunton          VA    30.25    38.71     20.72     155.05      155.77     21.13
FBSI     FirstBcshs-MO       Mountain Grove    MO    16.75    36.97     20.18     157.42      157.42     22.67
FTF      TexarkanaFirst-AR   Texarkana         AR    28.00    49.27     16.09     180.41      180.41     27.34
HBS      HaywoodBcshs-NC     Waynesville       NC    22.25    27.82     14.26     128.39      132.92     18.21
LOGN     LogansprtFinl-IN    Logansport        IN    17.50    22.07     18.23     133.38      133.38     25.62
NEIB     NEIndianaBncp-IN    Huntington        IN    21.13    36.26     17.46     136.20      136.20     19.57
SFED     SFSBancorp-NY       Schenectady       NY    23.75    28.70     26.39     133.95      133.95     16.45
SOBI     SobieskiBancorp-IN  South Bend        IN    21.25    16.66     32.20     119.72      119.72     18.55
WHGB     WHGBancshares-MD    Lutherville       MD    18.00    25.00     32.14     125.52      125.52     24.67

Maximum                                              30.25    49.27     32.20     180.41      180.41     27.34
Minimum                                              16.75    16.66     14.26     114.97      114.97     16.45
Average                                              22.33    30.16     22.09     140.39      140.87     21.41
Median                                               21.25    28.70     20.51     133.95      133.95     21.13

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

                 Exhibit II.8 -- Comparatives Price (Continued)

                                        Equity/
          Current    Total    Equity/  Tangible  Core    Income/     Income/   Before                       NPAs/   Price/
         Dividend   Assets    Assets    Assets    EPS  Avg Assets  Avg Equity   Extra   Merger   Current   Assets    Core
           Yield    ($000)      (%)       (%)     ($)      (%)         (%)       (%)   Target?   Pricing     (%)      EPS
Ticker      (%)    Mst RctQ  Mst RctQ  Mst RctQ   LTM      LTM         LTM       LTM    (Y/N)     Date    Mst RctQ    (x)
------   --------  --------  --------  --------  ----  ----------  ----------  ------  -------  --------  --------  ------
AMFC       1.59     100,003    14.77     14.77   0.71     0.71         4.39      6.83     N     03/20/98      NA     27.54
BFSB       1.92     136,908    14.52     14.52   1.42     1.19         8.34      8.39     N     03/20/98      --     22.06
CFFC       1.85     182,879    13.63     13.58   1.46     1.07         7.88      7.85     N     03/20/98    0.44     18.01
FBSI       0.60     161,527    14.40     14.40   0.83     1.12         8.06      8.38     N     03/20/98    0.04     18.21
FTF        2.00     180,259    15.15     15.15   1.74     1.71        10.91     11.13     N     03/20/98    0.07     17.07
HBS        2.70     152,796    14.18     13.77   1.56     1.37         9.41      9.41     N     03/20/98    0.67      8.43
LOGN       2.29      86,115    19.21     19.21   0.96     1.53         7.81      7.71     N     03/20/98    0.62     14.58
NEIB       1.61     190,319    14.37     14.37   1.21     1.20         7.78      7.78     N     03/20/98    0.17     16.00
SFED       1.35     174,428    12.29     12.29   0.90     0.61         4.87      5.04     N     03/20/98    0.82     25.82
SOBI       1.51      87,553    14.39     14.39   0.66     0.61         3.95      3.95     N     03/20/98    0.26     31.25
WHGB       1.78     101,331    19.65     19.65   0.56     0.77         3.66      3.61     N     03/20/98    0.95     37.50

Maximum    2.70     190,319    19.65     19.65   1.74     1.71        10.91     11.13                       0.95     37.50
Minimum    0.60      86,115    12.29     12.29   0.56     0.61         3.66      3.61                         --      8.43
Average    1.74     141,283    15.14     15.10   1.09     1.08         7.01      7.28                       0.40     21.50
Median     1.78     152,796    14.40     14.40   0.96     1.12         7.81      7.78                       0.35     18.21

Source: SNL Securities and F&C calculations.

FERGUSON & COMPANY
------------------

                 Exhibit II.8 -- Comparatives Price (Continued)

             Core      Income/     Income/
              EPS    Avg Assets  Avg Equity
              ($)        (%)         (%)
Ticker     Mst RctQ   Mst RctQ    Mst RctQ
------     --------  ----------  ----------
AMFC         0.16       0.57         3.95
BFSB         0.33       1.10         7.72
CFFC         0.42       1.18         8.76
FBSI         0.23       1.23         8.80
FTF          0.41       1.58        10.33
HBS          0.66       2.18        15.52
LOGN         0.30       1.71         8.96
NEIB         0.33       1.28         8.66
SFED         0.23       0.56         4.63
SOBI         0.17       0.59         4.06
WHGB         0.12       0.61         3.08

Maximum      0.66       2.18        15.52
Minimum      0.12       0.56         3.08
Average      0.31       1.14         7.68
Median       0.30       1.18         8.66

Source: SNL Securities and F&C calculations.

                                   EXHIBIT III

                              DOUGLAS SAVINGS BANK
                           ARLINGTON HEIGHTS, ILLINOIS

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
Number of Open Quarters                   4           4           4           3
                                                  ($'s in Thousands)
BALANCE SHEET:
Total Assets                         91,579     103,413     106,826     111,439
% Change in Assets                     8.70       12.92        3.30        4.32
Securities-Book Value                 9,962       9,239      10,048      12,001
Securities-Fair Value                 9,868       9,300      10,072      12,019
Total Loans & Leases                 77,489      90,626      93,531      95,029
Total Deposits                       82,359      89,465      94,896      98,865
Loan/Deposit Ratio                    94.09      101.30       98.56       96.12
Provision for Loan Losses             14.00       32.00        8.00          --

CAPITAL:
Equity Capital                        5,800       6,920       7,445       8,180
Total Qualifying Capital(Est)         6,127       6,889       7,363       7,968
Equity Capital/Average Assets          6.60        7.10        6.98        7.56
Tot Qual Cap/Rk Bsd Asts(Est)         11.18       11.54       11.29       11.71
Tier 1 Cap/Rsk Bsed Asts(Est)         10.82       11.16       10.92       11.34
T1 Cap/Avg Assets(Lev Est)             6.53        6.53        6.64        7.02
Dividends Declared/Net Income            --          --          --          --

PROFITABILITY:
Net Income(Loss)                        901         728         464         586
Return on Average Assets               1.02        0.75        0.44        0.72
Return on Average Equity Cap          16.64       11.45        6.46       10.00
Net Interest Margin                    3.96        3.39        3.19        3.13
Net Int Income/Avg Assets              3.84        3.30        3.06        3.03
Noninterest Income/Avg Assets          0.13        0.13        0.13        0.12
Noninterest Exp/Avg Assets             2.29        2.15        2.46        1.94

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                0.02        0.15        0.17        0.06
NPA's/Equity + LLR                     0.28        1.86        2.03        0.69
LLR/Nonperf & Restrcd Lns          1,152.94      172.93      153.85      434.48
Foreclosed RE/Total Assets               --          --          --          --
90+ Day Del Loans/Total Loans          0.02        0.15        0.17        0.06
Loan Loss Reserves/Total Lns           0.25        0.25        0.26        0.27
Net Charge-Offs/Average Loans            --          --          --        0.02
Dom Risk R/E Lns/Tot Dom Lns           0.80        0.13        0.10        0.09

LIQUIDITY:
Brokered Dep/Total Dom Deps              --          --          --          --
$100M+ Time Dep/Total Dom Dep          7.04        7.65       10.13        9.97
Int Earn Assets/Int Bear Liab        105.59      108.21      107.68      107.33
Pledged Sec/Total Sec                    --       69.27       63.69       62.49
Fair Value Sec/Amort Cost Sec         96.92      105.65      105.89      107.04

Source: Sheshunoff Information Services, Inc.

                                   EXHIBIT IV

                                      AMFC
                              AMERICAN SAVINGS, FSB
                                MUNSTER, INDIANA

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                         65,575      69,829      85,390     101,168
% Change in Assets                     0.66        6.49       22.28       18.48
Total Loans                          52,091      54,932      67,562      75,433
Deposits                             58,289      59,599      60,894      73,981
Broker Originated Deposits               --          --          --         694

CAPITAL:
Equity Capital                        5,633       6,314      11,192       9,298
Tangible Capital                      5,807       6,195      11,162       9,251
Core Capital                          5,807       6,195      11,162       9,251
Risk-Based Capital                    6,122       6,540      11,502       9,624
Equity Capital/Total Assets            8.59        9.04       13.11        9.19
Core Capital/Risk Based Assets        16.39       16.62       24.13       17.49
Core Capital/Adj Tang Assets           8.83        8.89       13.08        9.15
Tangible Cap/Tangible Assets           8.83        8.89       13.08        9.15
Risk-Based Cap/Risk-Wt Assets         17.28       17.55       24.86       18.20

PROFITABILITY:
Net Income(Loss)                        384         375         389         555
Ret on Avg Assets Bef Ext Item         0.59        0.55        0.49        0.80
Return on Average Equity               6.97        6.28        3.77        6.71
Net Interest Income/Avg Assets         3.97        3.69        3.47        3.38
Noninterest Income/Avg Assets          0.59        0.48        0.68        0.65
Noninterest Expense/Avg Assets         3.77        3.20        3.44        2.69
Yield/Cost Spread                      4.22        3.91        3.21        3.20

LIQUIDITY:
Int Earn Assets/Int Bear Liab        102.03      103.09      111.46      105.59
Brokered Deposits/Tot Deposits           --          --          --        0.94

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          1.75        1.26        0.89        0.81
Nonaccrual Loans/Gross Loans           0.98        0.66        0.44        0.27
Nonaccrual Lns/Ln Loss Reserve       126.68      102.50       85.92       52.06
Repos Assets/Tot Assets                  --          --          --        0.12
Net Chrg-Off/Av Adj Lns               (0.18)       0.13        0.01        0.02
Nonmtg 1-4 Constr&Conv Lns/TA         14.00       12.94       15.87       14.54

Source: Sheshunoff Information Services, Inc.

                                      BFSB
                          BEDFORD FEDERAL SAVINGS BANK
                                BEDFORD, VIRGINIA

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                        105,837     116,051     130,235     139,579
% Change in Assets                     9.34        9.65       12.22        7.17
Total Loans                          90,309      98,763     112,047     116,770
Deposits                             85,123      92,532      96,304     104,328
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                       13,779      15,047      16,131      17,313
Tangible Capital                     13,779      15,025      16,163      17,301
Core Capital                         13,779      15,025      16,163      17,301
Risk-Based Capital                   14,409      14,798      16,776      17,887
Equity Capital/Total Assets           13.02       12.97       12.39       12.40
Core Capital/Risk Based Assets        24.32       23.93       22.23       21.99
Core Capital/Adj Tang Assets          13.04       12.97       12.41       12.40
Tangible Cap/Tangible Assets          13.04       12.97       12.41       12.40
Risk-Based Cap/Risk-Wt Assets         25.43       23.57       23.07       22.73

PROFITABILITY:
Net Income(Loss)                      1,590       1,180       1,137       1,136
Ret on Avg Assets Bef Ext Item         1.25        1.06        0.93        1.13
Return on Average Equity              12.63        8.19        7.28        9.06
Net Interest Income/Avg Assets         3.85        3.83        3.88        3.82
Noninterest Income/Avg Assets          0.31        0.35        0.40        0.35
Noninterest Expense/Avg Assets         2.29        2.44        2.78        2.28
Yield/Cost Spread                      3.79        3.61        3.69        3.67

LIQUIDITY:
Int Earn Assets/Int Bear Liab        110.72      110.20      109.21      107.01
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          1.29        1.25        1.07        0.47
Nonaccrual Loans/Gross Loans             --          --          --          --
Nonaccrual Lns/Ln Loss Reserve           --          --          --          --
Repos Assets/Tot Assets                  --          --          --        0.15
Net Chrg-Off/Av Adj Lns                0.01        0.01        0.01        0.08
Nonmtg 1-4 Constr&Conv Lns/TA          7.63        7.93        7.98       10.81

Source: Sheshunoff Information Services, Inc.

                                      CFFC
                                 COMMUNITY BANK
                               STAUNTON, VIRGINIA

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                        143,067     157,462     167,327     183,878
% Change in Assets                        5          10           6          10
Total Loans                         131,113     140,620     149,228     161,807
Deposits                            108,935     112,407     116,987     130,552
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                       15,630      18,686      20,734      22,507
Tangible Capital                     15,489      17,829      19,266      20,638
Core Capital                         15,489      17,829      19,266      20,638
Risk-Based Capital                   16,197      18,566      20,110      21,633
Equity Capital/Total Assets              11          12          12          12
Core Capital/Risk Based Assets           18          18          17          16
Core Capital/Adj Tang Assets             11          11          12          11
Tangible Cap/Tangible Assets             11          11          12          11
Risk-Based Cap/Risk-Wt Assets            18          19          18          17

PROFITABILITY:
Net Income(Loss)                      1,667       2,049       1,707       1,371
Ret on Avg Assets Bef Ext Item            1           1           1           1
Return on Average Equity                 11          12           9           8
Net Interest Income/Avg Assets            3           4           4           4
Noninterest Income/Avg Assets             0           0           0           0
Noninterest Expense/Avg Assets            2           2           2           2
Yield/Cost Spread                         3           4           4           4

LIQUIDITY:
Int Earn Assets/Int Bear Liab           107         109         109         108
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             0           0           0           1
Nonaccrual Loans/Gross Loans              0           0           0           1
Nonaccrual Lns/Ln Loss Reserve            4          25          17          84
Repos Assets/Tot Assets                  --          --          --           0
Net Chrg-Off/Av Adj Lns                   0           0           0           0
Nonmtg 1-4 Constr&Conv Lns/TA            29          27          25          24

Source: Sheshunoff Information Services, Inc.

                                      FSBI
                             FIRST HOME SAVINGS BANK
                            MOUNTAIN GROVE, MISSOURI

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                        123,435     136,507     155,249     161,028
% Change in Assets                    11.10       10.59       13.73        3.72
Total Loans                          93,856     112,485     126,133     137,363
Deposits                            104,571     102,900     114,305     121,608
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                       16,980      18,468      18,375      18,565
Tangible Capital                     16,413      17,982      17,901      17,999
Core Capital                         16,413      17,982      17,901      17,999
Risk-Based Capital                   16,062      18,120      18,064      18,180
Equity Capital/Total Assets           13.76       13.53       11.84       11.53
Core Capital/Risk Based Assets        22.08       20.54       17.97       16.82
Core Capital/Adj Tang Assets          13.37       13.21       11.56       11.21
Tangible Cap/Tangible Assets          13.37       13.21       11.56       11.21
Risk-Based Cap/Risk-Wt Assets         21.61       20.70       18.13       16.98

PROFITABILITY:
Net Income(Loss)                        961         820       1,010       1,316
Ret on Avg Assets Bef Ext Item         0.82        0.63        0.70        1.10
Return on Average Equity               5.55        4.63        5.33        9.25
Net Interest Income/Avg Assets         2.95        2.88        3.28        3.27
Noninterest Income/Avg Assets          0.12        0.16        0.31        0.41
Noninterest Expense/Avg Assets         1.89        2.02        2.41        1.87
Yield/Cost Spread                      2.67        2.55        2.98        3.11

LIQUIDITY:
Int Earn Assets/Int Bear Liab        111.24      110.61      108.26      107.03
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.47        0.40        0.60        0.80
Nonaccrual Loans/Gross Loans           0.06        0.04        0.04        0.04
Nonaccrual Lns/Ln Loss Reserve        11.42       10.49       12.56       26.39
Repos Assets/Tot Assets                  --          --          --        0.10
Net Chrg-Off/Av Adj Lns                0.04        0.01        0.12          --
Nonmtg 1-4 Constr&Conv Lns/TA          8.48        9.61        9.84       10.99

Source: Sheshunoff Information Services, Inc.

                                       FTF
                    FIRST FEDERAL SAVINGS & LOAN ASSOCIATION
                               TEXARKANA, ARKANSAS

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                        142,343     153,496     163,365     178,600
% Change in Assets                        4           8           6           9
Total Loans                         120,755     125,360     136,854     148,344
Deposits                            127,179     126,042     135,268     143,249
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                       13,329      25,354      26,305      26,878
Tangible Capital                     13,329      25,250      26,259      26,797
Core Capital                         13,329      25,250      26,259      26,797
Risk-Based Capital                   13,879      26,029      27,033      27,553
Equity Capital/Total Assets            9.36       16.52       16.10       15.05
Core Capital/Risk Based Assets        16.15       28.70       26.91       24.67
Core Capital/Adj Tang Assets           9.36       16.46       16.08       15.01
Tangible Cap/Tangible Assets           9.36       16.46       16.08       15.01
Risk-Based Cap/Risk-Wt Assets         16.81       29.58       27.71       25.36

PROFITABILITY:
Net Income(Loss)                      1,950       2,283       2,395       2,461
Ret on Avg Assets Bef Ext Item         1.40        1.54        1.51        1.93
Return on Average Equity              15.79       11.80        9.06       12.29
Net Interest Income/Avg Assets         3.18        3.58        3.72        3.80
Noninterest Income/Avg Assets          0.66        0.55        0.65        0.62
Noninterest Expense/Avg Assets         1.37        1.57        2.04        1.33
Yield/Cost Spread                      3.01        3.15        3.11        3.27

LIQUIDITY:
Int Earn Assets/Int Bear Liab        108.28      117.66      116.56      115.91
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          1.20        1.01        0.27        0.36
Nonaccrual Loans/Gross Loans           0.04        0.03        0.05          --
Nonaccrual Lns/Ln Loss Reserve         5.04        3.66        5.94          --
Repos Assets/Tot Assets                  --          --          --        0.07
Net Chrg-Off/Av Adj Lns                0.12          --        0.00        0.02
Nonmtg 1-4 Constr&Conv Lns/TA         14.33       13.85       12.84       14.24

Source: Sheshunoff Information Services, Inc.

                                       HBS
                              HAYWOOD SAVINGS BANK
                           WAYNESVILLE, NORTH CAROLINA

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
Number of Open Quarters                   4           4           4           3
                                                  ($'s in Thousands)
BALANCE SHEET:
Total Assets                        132,672     132,328     131,232     152,868
% Change in Assets                    (5.59)      (0.26)      (0.83)      16.49
Securities-Book Value                25,510      20,031      13,390      27,381
Securities-Fair Value                23,886      21,710      13,077      27,607
Total Loans & Leases                100,567     104,726     110,070     115,271
Total Deposits                      110,511     109,074     107,671     118,377
Loan/Deposit Ratio                    91.00       96.01      102.23       97.38
Provision for Loan Losses             60.00       20.00       15.00       15.00

CAPITAL:
Equity Capital                       20,371      21,351      20,526      21,687
Total Qualifying Capital(Est)        20,170      21,222      20,465      21,795
Equity Capital/Average Assets         14.91       16.11       15.54       14.69
Tot Qual Cap/Rk Bsd Asts(Est)         28.88       29.94       27.47       27.54
Tier 1 Cap/Rsk Bsed Asts(Est)         27.90       28.95       26.50       26.62
T1 Cap/Avg Assets(Lev Est)            14.62       15.53       15.15       13.88
Dividends Declared/Net Income         34.09       45.60       59.32       33.14

PROFITABILITY:
Net Income(Loss)                      1,675       1,353       1,094       1,584
Return on Average Assets               1.23        1.02        0.83        1.43
Return on Average Equity Cap           8.38        6.49        5.27       10.12
Net Interest Margin                    4.03        3.75        3.80        3.38
Net Int Income/Avg Assets              3.88        3.62        3.63        3.11
Noninterest Income/Avg Assets          0.23        0.29        0.39        1.08
Noninterest Exp/Avg Assets             2.10        2.23        2.75        2.00

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                3.28        3.01        2.36        0.89
NPA's/Equity + LLR                    15.96       14.53       12.43        4.59
LLR/Nonperf & Restrcd Lns             42.17       51.27       84.39       90.28
Foreclosed RE/Total Assets             1.31        1.38        1.36        0.14
90+ Day Del Loans/Total Loans          1.61        1.31          --          --
Loan Loss Reserves/Total Lns           0.68        0.67        0.65        0.64
Net Charge-Offs/Average Loans            --          --          --          --
Dom Risk R/E Lns/Tot Dom Lns          13.42       12.65       16.90       18.61

LIQUIDITY:
Brokered Dep/Total Dom Deps              --          --          --          --
$100M+ Time Dep/Total Dom Dep         10.47        9.86       10.34       11.94
Int Earn Assets/Int Bear Liab        114.57      115.66      113.88      113.03
Pledged Sec/Total Sec                    --        1.50        2.24        2.19
Fair Value Sec/Amort Cost Sec         93.63      108.38       97.66      100.19

Source: Sheshunoff Information Services, Inc.

                                      LOGN
                          LOGANSPORT SAVINGS BANK, FSB
                               LOGANSPORT, INDIANA

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                         59,452      70,750      77,574      85,496
% Change in Assets                     5.73       19.00        9.65       10.21
Total Loans                          43,691      49,058      57,068      61,271
Deposits                             51,202      52,502      57,396      61,741
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                        6,935      16,672      16,861      16,005
Tangible Capital                      7,131      16,671      17,018      16,009
Core Capital                          7,131      16,671      17,018      16,009
Risk-Based Capital                    7,337      16,894      17,254      16,245
Equity Capital/Total Assets           11.66       23.56       21.74       18.72
Core Capital/Risk Based Assets        21.31       42.94       40.57       34.65
Core Capital/Adj Tang Assets          11.93       23.56       21.89       18.72
Tangible Cap/Tangible Assets          11.93       23.56       21.89       18.72
Risk-Based Cap/Risk-Wt Assets         21.93       43.51       41.13       35.17

PROFITABILITY:
Net Income(Loss)                        734         851         869         899
Ret on Avg Assets Bef Ext Item         1.27        1.31        1.17        1.48
Return on Average Equity              11.01        7.21        5.24        7.61
Net Interest Income/Avg Assets         3.27        3.19        3.53        3.57
Noninterest Income/Avg Assets          0.30        0.48        0.33        0.32
Noninterest Expense/Avg Assets         1.66        1.58        2.03        1.51
Yield/Cost Spread                      3.09        2.69        2.77        2.97

LIQUIDITY:
Int Earn Assets/Int Bear Liab        108.43      125.00      124.78      120.08
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.64        0.63        0.71        0.69
Nonaccrual Loans/Gross Loans             --          --          --        0.52
Nonaccrual Lns/Ln Loss Reserve           --          --          --      134.75
Repos Assets/Tot Assets                  --          --          --        0.12
Net Chrg-Off/Av Adj Lns                  --        0.01       (0.00)       0.04
Nonmtg 1-4 Constr&Conv Lns/TA          3.71        5.36        7.22        5.45

Source: Sheshunoff Information Services, Inc.

                                      NEIB
                           FIRST FEDERAL SAVINGS BANK
                               HUNTINGTON, INDIANA

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                        115,185     137,649     169,531     190,443
% Change in Assets                    19.73       19.50       23.16       12.34
Total Loans                         104,674     122,835     147,140     169,198
Deposits                             68,533      68,496      85,717      97,060
Broker Originated Deposits               --       2,302       2,126         100

CAPITAL:
Equity Capital                       10,328      20,461      21,185      23,053
Tangible Capital                     10,328      20,459      21,169      23,031
Core Capital                         10,328      20,459      21,169      23,031
Risk-Based Capital                   10,932      21,145      21,999      24,032
Equity Capital/Total Assets            8.97       14.86       12.50       12.10
Core Capital/Risk Based Assets        14.78       24.25       20.95       19.20
Core Capital/Adj Tang Assets           8.97       14.86       12.49       12.09
Tangible Cap/Tangible Assets           8.97       14.86       12.49       12.09
Risk-Based Cap/Risk-Wt Assets         15.64       25.06       21.77       20.03

PROFITABILITY:
Net Income(Loss)                      1,427       1,190       1,346       1,548
Ret on Avg Assets Bef Ext Item         1.35        0.94        0.88        1.17
Return on Average Equity              14.84        7.73        6.60        9.36
Net Interest Income/Avg Assets         3.75        3.07        3.20        3.25
Noninterest Income/Avg Assets          0.60        0.40        0.39        0.46
Noninterest Expense/Avg Assets         1.86        1.81        2.00        1.63
Yield/Cost Spread                      3.61        2.72        2.86        2.95

LIQUIDITY:
Int Earn Assets/Int Bear Liab        106.71      113.87      109.95      109.53
Brokered Deposits/Tot Deposits           --        3.36        2.48        0.10

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.32        0.23        0.48        0.19
Nonaccrual Loans/Gross Loans           0.31        0.23        0.46        0.19
Nonaccrual Lns/Ln Loss Reserve        48.42       32.24       68.58       32.47
Repos Assets/Tot Assets                  --          --          --        0.00
Net Chrg-Off/Av Adj Lns                0.03        0.06        0.06        0.02
Nonmtg 1-4 Constr&Conv Lns/TA         11.43       11.44       10.39       10.37

Source: Sheshunoff Information Services, Inc.

                                      SFED
                           SCHENECTADY FEDERAL SAVINGS
                              SCHENECTADY, NEW YORK

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                        150,896     166,557     164,903     174,151
% Change in Assets                     3.12       10.38       (0.99)       5.61
Total Loans                          94,299     101,585     119,167     129,639
Deposits                            138,132     139,555     140,583     149,848
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                       10,046      17,030      17,808      18,537
Tangible Capital                     10,046      16,942      17,762      18,481
Core Capital                         10,046      16,942      17,762      18,481
Risk-Based Capital                   10,907      17,514      18,404      19,233
Equity Capital/Total Assets            6.66       10.22       10.80       10.64
Core Capital/Risk Based Assets        13.25       20.79       20.19       19.95
Core Capital/Adj Tang Assets           6.66       10.18       10.77       10.62
Tangible Cap/Tangible Assets           6.66       10.18       10.77       10.62
Risk-Based Cap/Risk-Wt Assets         14.38       21.49       20.92       20.76

PROFITABILITY:
Net Income(Loss)                        511         724         663         718
Ret on Avg Assets Bef Ext Item         0.34        0.46        0.40        0.56
Return on Average Equity               5.19        5.35        3.82        5.28
Net Interest Income/Avg Assets         3.17        3.13        3.16        3.19
Noninterest Income/Avg Assets          0.06        0.22        0.26        0.27
Noninterest Expense/Avg Assets         2.66        2.49        3.08        2.47
Yield/Cost Spread                      3.11        2.94        2.89        2.95

LIQUIDITY:
Int Earn Assets/Int Bear Liab        105.77      110.21      110.05      109.31
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          2.67        1.94        1.64        1.66
Nonaccrual Loans/Gross Loans           1.34        0.79        0.70        0.78
Nonaccrual Lns/Ln Loss Reserve       147.39      139.09      130.06      133.64
Repos Assets/Tot Assets                  --          --          --        0.06
Net Chrg-Off/Av Adj Lns                0.07        0.67        0.05       (0.02)
Nonmtg 1-4 Constr&Conv Lns/TA          5.05        3.58        2.69        2.94

Source: Sheshunoff Information Services, Inc.

                                      SOBI
                   SOBIESKI FEDERAL SAVINGS & LOAN ASSOCIATION
                               SOUTH BEND, INDIANA

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                         70,694      72,595      75,773      81,969
% Change in Assets                    (4.11)       2.69        4.38        8.18
Total Loans                          49,594      45,893      52,234      60,427
Deposits                             64,309      61,399      59,714      58,645
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                        5,917      10,002       9,321       9,139
Tangible Capital                      5,917       9,964       9,331       9,136
Core Capital                          5,917       9,964       9,331       9,136
Risk-Based Capital                    6,117      10,164       9,531       9,336
Equity Capital/Total Assets            8.37       13.78       12.30       11.15
Core Capital/Risk Based Assets        19.89       35.15       29.37       23.88
Core Capital/Adj Tang Assets           8.37       13.73       12.31       11.15
Tangible Cap/Tangible Assets           8.37       13.73       12.31       11.15
Risk-Based Cap/Risk-Wt Assets         20.56       35.86       30.00       24.40

PROFITABILITY:
Net Income(Loss)                        686         363          74         326
Ret on Avg Assets Bef Ext Item         0.95        0.57        0.10        0.56
Return on Average Equity              12.25        5.09        0.76        4.82
Net Interest Income/Avg Assets         3.53        3.02        2.92        2.99
Noninterest Income/Avg Assets          0.22        0.23        0.37        0.26
Noninterest Expense/Avg Assets         2.20        2.40        3.08        2.25
Yield/Cost Spread                      3.45        2.84        2.69        2.83

LIQUIDITY:
Int Earn Assets/Int Bear Liab        105.04      109.97      107.58      107.37
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.30        0.17        0.38        0.17
Nonaccrual Loans/Gross Loans             --          --          --        0.18
Nonaccrual Lns/Ln Loss Reserve           --          --          --       53.00
Repos Assets/Tot Assets                  --          --          --          --
Net Chrg-Off/Av Adj Lns                  --          --          --          --
Nonmtg 1-4 Constr&Conv Lns/TA          0.50        3.57        4.53        1.92

Source: Sheshunoff Information Services, Inc.

                                      WHGB
                           HERITAGE SAVINGS BANK, FSB
                              LUTHERVILLE, MARYLAND

                              FINANCIAL HIGHLIGHTS

                                      1994        1995        1996      YTD 9/97
                                      ----        ----        ----      --------
                                             (All $ Amounts in Thousands)
Num of Quarters Open for Period           4           4           4           3

BALANCE SHEET:
Total Assets                         85,167      85,026      95,773      98,218
% Change in Assets                     2.59       (0.17)      12.64        2.55
Total Loans                          76,522      74,809      81,511      81,740
Deposits                             75,031      74,201      71,290      74,167
Broker Originated Deposits               --          --          --          --

CAPITAL:
Equity Capital                        7,900       8,578      14,626      15,333
Tangible Capital                      7,900       8,578      14,624      15,331
Core Capital                          7,900       8,578      14,624      15,331
Risk-Based Capital                    8,000       8,728      14,829      15,581
Equity Capital/Total Assets            9.28       10.09       15.27       15.61
Core Capital/Risk Based Assets        17.10       19.43       29.46       32.66
Core Capital/Adj Tang Assets           9.28       10.09       15.27       16.09
Tangible Cap/Tangible Assets           9.28       10.09       15.27       16.09
Risk-Based Cap/Risk-Wt Assets         17.32       19.77       29.87       33.19

PROFITABILITY:
Net Income(Loss)                        537         595         308         422
Ret on Avg Assets Bef Ext Item         0.64        0.70        0.34        0.57
Return on Average Equity               7.03        7.22        2.14        3.76
Net Interest Income/Avg Assets         3.26        3.22        3.36        3.43
Noninterest Income/Avg Assets          0.15        0.25        0.24        0.21
Noninterest Expense/Avg Assets         2.28        2.27        2.95        2.55
Yield/Cost Spread                      3.12        3.02        2.85        2.93

LIQUIDITY:
Int Earn Assets/Int Bear Liab        108.34      109.13      116.56      115.81
Brokered Deposits/Tot Deposits           --          --          --          --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.74        0.21        0.94        1.49
Nonaccrual Loans/Gross Loans           0.72        0.10        0.46        1.03
Nonaccrual Lns/Ln Loss Reserve       475.42       48.37      176.61      334.80
Repos Assets/Tot Assets                  --          --          --          --
Net Chrg-Off/Av Adj Lns                0.03       (0.01)       0.01          --
Nonmtg 1-4 Constr&Conv Lns/TA          4.95        4.19        5.10        5.07

Source: Sheshunoff Information Services, Inc.

                                    EXHIBIT V

FERGUSON & COMPANY
------------------

                       Exhibit V -- Pro Forma Assumptions

1. Net proceeds from the conversion were invested at the beginning of the period at 5.55%, which was the approximate rate on the one-year treasury bill on December 31, 1997. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

2. Ben Franklin's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial ESOP expense.

3. Franklin's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 40%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share calculations have ignored AICPA OP 93-6. Calculating earnings per share under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to individual accounts at the beginning of the period would yield earnings per share of $.78, $0.70, $0.63 and $0.58 and a price to earnings ratio of 12.79, 14.36, 15.80 and 17.29, at the minimum, midpoint, maximum and super maximum, respectively.

                                    Exhibit V
                     Pro Forma Effect of Conversion Proceeds
                At the Minimum of the Conversion Valuation Range
                                    31-Dec-97

Ben Franklin Bank of Illinois, Arlington Heights, Illinois
----------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Value (Minimum)                            $11,900,000
     Less: Estimated Expenses                                       (550,000)
                                                                 -----------
     Net Conversion Proceeds                                     $11,350,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $11,350,000
     Less: ESOP Contributions                                       (952,000)
           MRP Contributions                                        (476,000)
                                                                 -----------
     Net Conversion Proceeds after ESOP & MRP                    $ 9,922,000
     Estimated Incremental Rate of Return(1)                            3.33%
                                                                 -----------
     Estimated Additional Income                                 $   330,403
     Less: ESOP Expense                                              (57,120)
           MRP Expense                                               (57,120)
                                                                 -----------
                                                                 $   216,163
                                                                 ===========

3.   Pro Forma Calculations

                                    Before          Conversion          After
      Period                      Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     31-Dec-97                   $    647,000       $  216,163      $    863,163

b.   Pro Forma Net Worth
     31-Dec-97                   $  7,800,000       $9,922,000      $ 17,722,000

c.   Pro Forma Net Assets
     31-Dec-97                   $122,591,000       $9,922,000      $132,513,000

(1) Investment rate of 5.55%, subject to an effective tax rate of 40%.

                                    Exhibit V
                     Pro Forma Effect of Conversion Proceeds
                At the Midpoint of the Conversion Valuation Range
                                    31-Dec-97

Ben Franklin Bank of Illinois, Arlington Heights, Illinois
----------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation (Midpoint)                       $14,000,000
     Less: Estimated Expenses                                       (550,000)
                                                                 -----------
     Net Conversion Proceeds                                     $13,450,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $13,450,000
     Less: ESOP Contributions                                     (1,120,000)
           MRP Contributions                                        (560,000)
                                                                 -----------
     Net Conversion Proceeds after ESOP & MRP                    $11,770,000
     Estimated Incremental Rate of Return(1)                            3.33%
                                                                 -----------
     Estimated Additional Income                                 $   391,941
     Less: ESOP Expense                                              (67,200)
           MRP Expense                                               (67,200)
                                                                 -----------
                                                                 $   257,541
                                                                 ===========

3.   Pro Forma Calculations

                                    Before          Conversion          After
      Period                      Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     31-Dec-97                   $    647,000      $   257,541      $    904,541

b.   Pro Forma Net Worth
     31-Dec-97                   $  7,800,000      $11,770,000      $ 19,570,000

c.   Pro Forma Net Assets
     31-Dec-97                   $122,591,000      $11,770,000      $134,361,000

(1) Investment rate of 5.55%, subject to an effective tax rate of 40%.

                                    Exhibit V
                     Pro Forma Effect of Conversion Proceeds
                At the Maximum of the Conversion Valuation Range
                                    31-Dec-97

Ben Franklin Bank of Illinois, Arlington Heights, Illinois
----------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation (Maximum)                        $16,100,000
     Less: Estimated Expenses                                       (550,000)
                                                                 -----------
     Net Conversion Proceeds                                     $15,550,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $15,550,000
     Less: ESOP Contributions                                     (1,288,000)
           MRP Contributions                                        (644,000)
                                                                 -----------
     Net Conversion Proceeds after ESOP & MRP                    $13,618,000
     Estimated Incremental Rate of Return(1)                            3.33%
                                                                 -----------
     Estimated Additional Income                                 $   453,479
     Less: ESOP Expense                                              (77,280)
           MRP Expense                                               (77,280)
                                                                 -----------
                                                                 $   298,919
                                                                 ===========

3.   Pro Forma Calculations

                                    Before          Conversion          After
      Period                      Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     31-Dec-97                   $    647,000      $   298,919      $    945,919

b.   Pro Forma Net Worth
     31-Dec-97                   $  7,800,000      $13,618,000      $ 21,418,000

c.   Pro Forma Net Assets
     31-Dec-97                   $122,591,000      $13,618,000      $136,209,000

(1) Investment rate of 5.55%, subject to an effective tax rate of 40%.

                                    Exhibit V
                     Pro Forma Effect of Conversion Proceeds
                At the SuperMax of the Conversion Valuation Range
                                    31-Dec-97

Ben Franklin Bank of Illinois, Arlington Heights, Illinois
----------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation (Supermax)                       $18,515,000
     Less: Estimated Expenses                                    $  (550,000)
                                                                 -----------
     Net Conversion Proceeds                                     $17,965,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $17,965,000
     Less: ESOP Contributions                                    $(1,481,200)
           MRP Contributions                                     $  (740,600)
                                                                 -----------
     Net Conversion Proceeds after ESOP & MRP                    $15,743,200
     Estimated Incremental Rate of Return(1)                            3.33%
                                                                 -----------
     Estimated Additional Income                                 $   524,249
     Less: ESOP Expense                                          $   (88,872)
           MRP Expense                                           $   (88,872)
                                                                 -----------
                                                                 $   346,505
                                                                 ===========

3.   Pro Forma Calculations

                                    Before          Conversion          After
      Period                      Conversion          Results        Conversion
      ------                     -----------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     31-Dec-97                   $    647,000      $   346,505      $    993,505

b.   Pro Forma Net Worth
     31-Dec-97                   $  7,800,000      $15,743,200      $ 23,543,200

c.   Pro Forma Net Assets
     31-Dec-97                   $122,591,000      $15,743,200      $138,334,200

(1) Investment rate of 5.55%, subject to an effective tax rate of 40%.

                                    Exhibit V
                            Pro Forma Analysis Sheet

Name of Association: Ben Franklin Bank of Illinois, Arlington Heights, Illinois Date of Letter to Assn.: 31-Mar-98
Date of Market Prices:    31-Dec-97

                                                                     Midwest
                                                                  --------------
                                                                  State Publicly      All Publicly
                                                Comparatives       Held Thrifts       Held Thrifts
                                               --------------     --------------     --------------
                          Symbols   Value      Mean    Median     Mean    Median     Mean    Median
                          ---------------      ----    ------     ----    ------     ----    ------
Price-Earnings Ratio        P/E
--------------------
  Last Twelve Months                 N/A
  At Minimum of Range               13.79                         21.91    20.80
                                                                 ---------------
  At Midpoint of Range              15.48      22.09    20.51     25.50    18.57     21.71    20.62
  At Maximum of Range               17.02
  At SuperMax of Range              18.64

Price-Book Ratio            P/B
----------------
  Last Twelve Months                 N/A
  At Minimum of Range               67.15%                       166.78   147.77
                                                                 ---------------
  At Midpoint of Range              71.54%    140.39   133.95    146.71   137.21    175.75   161.07
  At Maximum of Range               75.15%
  At SuperMax of Range              78.64%

Price-Asset Ratio           P/A
-----------------
  Last Twelve Months                 N/A
  At Minimum of Range                8.98%                        20.48    19.57
                                                                 ---------------
  At Midpoint of Range              10.42%     21.41    21.13     21.42    22.04     19.74    18.24
  At Maximum of Range               11.82%
  At SuperMax of Range              13.38%

Twelve Mo. Earnings Base     Y              $    647,000
  Period Ended           31-Dec-97

Book Value                   B              $  7,800,000
  As of                  31-Dec-97

Total Assets                 A              $122,591,000
  As of                  31-Dec-97

Return on Money (1)          R                      3.33%

Conversion Expense           X              $    550,000
Underwriting Commission      C                      0.00%
Percentage Underwritten      S                      0.00%
Estimate Dividend
  Dollar Amount             DA              $         --
  Yield                     DY
ESOP Contributions           P              $  1,120,000
MRP Contributions            I              $    560,000
ESOP Annual Expense          E              $     67,200
MRP Annual Contributions     M              $     67,200
Cost of ESOP Borrowings      F                      0.00%

(1) Investment rate of 5.55%, subject to an effective tax rate of 40%.

                                    Exhibit V
                            Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value

1.            V=                 P/A(A-X-P-I)             $14,000,000
                           ------------------------
                                1-P/A(1-(CxS))

2.            V=                 P/B(B-X-P-I)             $14,000,000
                           ------------------------
                                1-P/B(1-(CxX))

3.            V=           P/E(Y-R(X+P+I)-(E+M+ST))       $14,000,000
                           ------------------------
                               1-P/E(R(1-(CxX))


                            Value
Estimated Value           Per Share           Total Shares              Date
---------------           ---------           ------------           ---------
  $14,000,000               $10.00              1,400,000            31-Dec-97


Range of Value
$14.0 million x 1.15 = $16.1 million or 1,610,000 shares at $10.00 per share. $14.0 million x .085 = $11.9 million or 1,190,000 shares at $10.00 per share.


Calculation of Estimated Value (V) Supermax

1.            V=                 P/A(A-X-P-I)             $18,515,000
                           ------------------------
                                1-P/A(1-(CxS))

2.            V=                 P/B(B-X-P-I)             $18,515,000
                           ------------------------
                                1-P/B(1-(CxX))

3.            V=           P/E(Y-R(X+P+I)-(E+M))          $18,515,000
                           ------------------------
                               1-P/E(R(1-(CxX))


                            Value
  Final Value             Per Share           Total Shares              Date
---------------           ---------           ------------           ---------
  $18,515,000               $10.00              1,851,500            31-Dec-97

                                   EXHIBIT VI

FERGUSON & COMPANY
------------------

                    Exhibit VI -- Comparative Group Selection

To search for a comparative group for Douglas, we selected all thrifts from the entire U.S. with assets between $75 million and $200 million with sufficient trading volume to produce meaningful market data. All of these thrifts are listed on either AMEX, NYSE, or Nasdaq.

We found 96 thrifts in the asset size described above. We eliminated 84 and retained a group of 12. Normally, we consider 10 to 12 to be the desired sample size.

We eliminated thrifts for the following reasons: 1) Mutual holding company; 2) No PE for the last year or PE ratio for the last year greater than 35; 3) Tangible equity less than 12% of assets or greater than 24% of assets; 4) Non-performing assets greater than 1.0% of assets; 5) Loans less than 70% of assets; and 6) Loans serviced greater than 20% of assets.

After eliminating thrifts as discussed above, we had 13 left. We then eliminated FFBS when it was transferred to pink sheets, reducing our group to 12. Between selection date and appriasal date 1 was acquired leaving 11.

The group of 96 from  which the  comparative  group  was  selected  is listed on
Exhibit VI.1 and the selected  comparative  group is listed on Exhibit  VI.2. On
Exhibit VI.1, we have blocked the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A  Mutual holding company.

B  No core EPS for last twelve months or PR ratio over 35.

C  Equity either less than 12% of assets or greater than 24% of assets.

D  Non-performing assets greater than 1.0% of total assets.

E  Loans less than 70% of assets.

F  Loans serviced greater than 20% of assets.

G  Transferred to pink sheets.

FERGUSON & COMPANY
------------------

                   Exhibit VI.1 -- Comparative Group Selection

               A                                                                                                          B

                                                                         Deposit                     Current  Current   Price/
                                                                        Insurance                     Stock    Market    LTM
                                                                         Agency                       Price    Value   Core EPS
Ticker   Short Name                     City            State  Region  (BIF/SAIF) Exchange  IPO Date   ($)      ($M)     (x)
------   ----------                     ----            -----  ------  ---------- --------  -------- -------  -------  --------
-------
AABC     Access Anytime Bancorp Inc.    Clovis            NM     SW       SAIF     NASDAQ   08/08/86  10.750   12.83      9.6
-------                                                                                                                 -----
AFBC     Advance Financial Bancorp      Wellsburg         WV     SE       SAIF     NASDAQ   01/02/97  17.750   19.25       NA
-------                                                                                                                 -----
AFED     AFSALA Bancorp Inc.            Amsterdam         NY     MA       SAIF     NASDAQ   10/01/96  18.750   26.03       NA
-------                                                                                                                 -----
AMFC     AMB Financial Corp.            Munster           IN     MW       SAIF     NASDAQ   04/01/96  16.500   15.90     23.6
-------
ASBP     ASB Financial Corp.            Portsmouth        OH     MW       SAIF     NASDAQ   05/11/95  13.500   22.53     21.1
-------
BDJI     First Federal Bancorp.         Bemidji           MN     MW       SAIF     NASDAQ   04/04/95  28.000   18.83     23.7
-------
BFSB     Bedford Bancshares Inc.        Bedford           VA     SE       SAIF     NASDAQ   08/22/94  28.250   32.27     19.4
-------                                                                                                                 -----
BWFC     Bank West Financial Corp.      Grand Rapids      MI     MW       SAIF     NASDAQ   03/30/95  16.000   41.96     45.7
-------                                                                                                                 -----
BYFC     Broadway Financial Corp.       Los Angeles       CA     WE       SAIF     NASDAQ   01/09/96  13.250   11.01     30.8
-------
CBES     CBES Bancorp Inc.              Excelsior Springs MO     MW       SAIF     NASDAQ   09/30/96  21.875   22.42     18.9
-------                                                                                                                 -----
CCFH     CCF Holding Company            Jonesboro         GA     SE       SAIF     NASDAQ   07/12/95  19.750   16.20       NM
-------                                                                                                                 -----
CENB     Century Bancorp Inc.           Thomasville       NC     SE       SAIF     NASDAQ   12/23/96  83.000   33.81       NA
-------                                                                                                                 -----
CFFC     Community Financial Corp.      Staunton          VA     SE       SAIF     NASDAQ   03/30/88  26.500   33.84     17.7
-------                                                                                                                 -----
CFNC     Carolina Fincorp Inc.          Rockingham        NC     SE       SAIF     NASDAQ   11/25/96  17.625   32.63       NA
-------                                                                                                                 -----
CIBI     Community Investors Bancorp    Bucyrus           OH     MW       SAIF     NASDAQ   02/07/95  15.750   14.21     15.0
-------
CLAS     Classic Bancshares Inc.        Ashland           KY     MW       SAIF     NASDAQ   12/29/95  16.250   21.12     23.9
-------                                                                                                                 -----
CNSB     CNS Bancorp Inc.               Jefferson City    MO     MW       SAIF     NASDAQ   06/12/96  21.500   35.54     41.4
-------                                                                                                                 -----
DCBI     Delphos Citizens Bancorp Inc.  Delphos           OH     MW       SAIF     NASDAQ   11/21/96  17.250   33.80       NA
-------                                                                                                                 -----
EFBC     Empire Federal Bancorp Inc.    Livingston        MT     WE       SAIF     NASDAQ   01/27/97  16.500   42.77       NA
-------                                                                                                                 -----
EGLB     Eagle BancGroup Inc.           Bloomington       IL     MW       SAIF     NASDAQ   07/01/96  19.250   22.91     56.6
-------                                                                                                                 -----
ESX      Essex Bancorp Inc.             Norfolk           VA     SE       SAIF     AMSE     07/18/90   4.500    4.76       NM
-------                                                                                                                 -----
ETFS     East Texas Financial Services  Tyler             TX     SW       SAIF     NASDAQ   01/10/95  20.625   21.17     28.3
-------                                                                                                                 -----
FBNW     FirstBank Corp.                Lewiston          ID     WE       SAIF     NASDAQ   07/02/97  17.750   35.21       NA
-------                                                                                                                 -----
FBSI     First Bancshares Inc.          Mountain Grove    MO     MW       SAIF     NASDAQ   12/22/93  26.000   28.43     16.9
-------                                                                                                                 -----
FCB      Falmouth Bancorp Inc.          Falmouth          MA     NE       BIF      AMSE     03/28/96  20.000   29.10     40.0
-------                                                                                                                 -----
FCME     First Coastal Corp.            Westbrook         ME     NE       BIF      NASDAQ         NA  15.000   20.39      3.5
-------
FFBI     First Financial Bancorp Inc.   Belvidere         IL     MW       SAIF     NASDAQ   10/04/93  21.000    8.72     23.1
-------
FFBS     FFBS BanCorp Inc.              Columbus          MS     SE       SAIF     NASDAQ   07/01/93  22.250   34.98     18.5
-------
FFDB     FirstFed Bancorp Inc.          Bessemer          AL     SE       SAIF     NASDAQ   11/19/91  21.281   24.49     14.9
-------
FFDF     FFD Financial Corp.            Dover             OH     MW       SAIF     NASDAQ   04/03/96  18.625   26.91     30.0
-------
FFSL     First Independence Corp.       Independence      KS     MW       SAIF     NASDAQ   10/08/93  14.875   14.55     21.9
-------
FFWC     FFW Corp.                      Wabash            IN     MW       SAIF     NASDAQ   04/05/93  41.750   29.98     17.3
-------
FFWD     Wood Bancorp Inc.              Bowling Green     OH     MW       SAIF     NASDAQ   08/31/93  18.500   39.22     19.9
-------

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.1 -- Comparative Group Selection (Continued)

               A                                                                                                          B

                                                                         Deposit                     Current  Current   Price/
                                                                        Insurance                     Stock    Market    LTM
                                                                         Agency                       Price    Value   Core EPS
Ticker   Short Name                     City            State  Region  (BIF/SAIF) Exchange  IPO Date   ($)      ($M)     (x)
------   ----------                     ----            -----  ------  ---------- --------  -------- -------  -------  --------
-------
FGHC     First Georgia Holding Inc.     Brunswick         GA     SE       SAIF     NASDAQ   02/11/87   8.250   25.18     22.3
-------                                                                                                                 -----
FKKYD    Frankfort First Bancorp Inc.   Frankfort         KY     MW       SAIF     NASDAQ   07/10/95  18.625   30.54     35.8
-------                                                                                                                 -----
FTF      Texarkana First Financial Corp Texarkana         AR     SE       SAIF     AMSE     07/07/95  25.750   46.02     15.8
-------                                                                                                                 -----
FTNB     Fulton Bancorp Inc.            Fulton            MO     MW       SAIF     NASDAQ   10/18/96  21.375   36.75       NA
-------                                                                                                                 -----
FTSB     Fort Thomas Financial Corp.    Fort Thomas       KY     MW       SAIF     NASDAQ   06/28/95  15.500   23.17     19.6
-------                                                                                                                 -----
GOSB     GSB Financial Corp.            Goshen            NY     MA       BIF      NASDAQ   07/09/97  17.125   38.50       NA
-------                                                                                                                 -----
GSFC     Green Street Financial Corp.   Fayetteville      NC     SE       SAIF     NASDAQ   04/04/96  18.000   77.37     26.9
-------                                                                                                                 -----
GSLA     GS Financial Corp.             Metairie          LA     SW       SAIF     NASDAQ   04/01/97  18.000   61.89       NA
-------                                                                                                                 -----
GTPS     Great American Bancorp         Champaign         IL     MW       SAIF     NASDAQ   06/30/95  18.500   31.39     43.0
-------                                                                                                                 -----
GUPB     GFSB Bancorp Inc.              Gallup            NM     SW       SAIF     NASDAQ   06/30/95  20.250   16.21     21.1
-------
HBS      Haywood Bancshares Inc.        Waynesville       NC     SE       BIF      AMSE     12/18/87  21.250   26.57     13.6
-------                                                                                                                 -----
HCBB     HCB Bancshares Inc.            Camden            AR     SE       SAIF     NASDAQ   05/07/97  13.625   36.04       NA
-------                                                                                                                 -----
HFFB     Harrodsburg First Fin Bancorp  Harrodsburg       KY     MW       SAIF     NASDAQ   10/04/95  17.250   34.93     23.0
-------
HFSA     Hardin Bancorp Inc.            Hardin            MO     MW       SAIF     NASDAQ   09/29/95  17.750   15.25     19.5
-------
HHFC     Harvest Home Financial Corp.   Cheviot           OH     MW       SAIF     NASDAQ   10/10/94  14.750   13.49     27.8
-------                                                                                                                 -----
HMLK     Hemlock Federal Financial Corp Oak Forest        IL     MW       SAIF     NASDAQ   04/02/97  17.375   36.08       NA
-------                                                                                                                 -----
HZFS     Horizon Financial Svcs Corp.   Oskaloosa         IA     MW       SAIF     NASDAQ   06/30/94  11.750   10.00     18.7
--------------------------------------                                                                                  -----
JXSB     Jacksonville Savings Bk (MHC)  Jacksonville      IL     MW       SAIF     NASDAQ   04/21/95  28.500   36.26     43.2
--------------------------------------                                                                                  -----
KSAV     KS Bancorp Inc.                Kenly             NC     SE       SAIF     NASDAQ   12/30/93  22.500   19.92     17.2
-------
KSBK     KSB Bancorp Inc.               Kingfield         ME     NE       BIF      NASDAQ   06/24/93  21.000   26.00     16.2
-------
KYF      Kentucky First Bancorp Inc.    Cynthiana         KY     MW       SAIF     AMSE     08/29/95  14.688   19.06     18.6
-------
LOGN     Logansport Financial Corp.     Logansport        IN     MW       SAIF     NASDAQ   06/14/95  15.250   19.22     16.2
-------
MARN     Marion Capital Holdings        Marion            IN     MW       SAIF     NASDAQ   03/18/93  27.500   48.89     17.5
-------
MFLR     Mayflower Co-operative Bank    Middleboro        MA     NE       BIF      NASDAQ   12/23/87  23.750   21.15     18.3
-------
MIFC     Mid-Iowa Financial Corp.       Newton            IA     MW       SAIF     NASDAQ   10/14/92  11.250   18.88     13.7
-------                                                                                                                 -----
MONT     Montgomery Financial Corp.     Crawfordsville    IN     MW       SAIF     NASDAQ   07/01/97  12.500   20.66       NA
-------                                                                                                                 -----
MSBF     MSB Financial Inc.             Marshall          MI     MW       SAIF     NASDAQ   02/06/95  19.500   24.06     22.7
-------
MWBI     Midwest Bancshares Inc.        Burlington        IA     MW       SAIF     NASDAQ   11/12/92  17.750   18.07     18.3
-------                                                                                                                 -----
NBSI     North Bancshares Inc.          Chicago           IL     MW       SAIF     NASDAQ   12/21/93  25.875   24.73     38.6
-------                                                                                                                 -----
NEIB     Northeast Indiana Bancorp      Huntington        IN     MW       SAIF     NASDAQ   06/28/95  20.500   36.14     16.9
-------                                                                                                                 -----
NTMG     Nutmeg Federal S&LA            Danbury           CT     NE       SAIF     NASDAQ         NA  10.750   10.61     39.8
-------                                                                                                                 -----
NWEQ     Northwest Equity Corp.         Amery             WI     MW       SAIF     NASDAQ   10/11/94  19.250   16.15     16.0
-------

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.1 -- Comparative Group Selection (Continued)

               A                                                                                                          B

                                                                         Deposit                     Current  Current   Price/
                                                                        Insurance                     Stock    Market    LTM
                                                                         Agency                       Price    Value   Core EPS
Ticker   Short Name                     City            State  Region  (BIF/SAIF) Exchange  IPO Date   ($)      ($M)     (x)
------   ----------                     ----            -----  ------  ---------- --------  -------- -------  -------  --------
--------------------------------------
PBHC     Oswego City Savings Bk (MHC)   Oswego            NY     MA       BIF      NASDAQ   11/16/95  30.000   57.50     31.3
--------------------------------------
PCBC     Perry County Financial Corp.   Perryville        MO     MW       SAIF     NASDAQ   02/13/95  23.250   19.25     17.2
-------                                                                                                                 -----
PDB      Piedmont Bancorp Inc.          Hillsborough      NC     SE       SAIF     AMSE     12/08/95  10.375   28.54     39.9
-------                                                                                                                 -----
PEEK     Peekskill Financial Corp.      Peekskill         NY     MA       SAIF     NASDAQ   12/29/95  17.500   55.88     26.1
-------
PFED     Park Bancorp Inc.              Chicago           IL     MW       SAIF     NASDAQ   08/12/96  17.750   43.16     22.5
-------                                                                                                                 -----
PFFC     Peoples Financial Corp.        Massillon         OH     MW       SAIF     NASDAQ   09/13/96  13.750   20.15       NA
--------------------------------------                                                                                  -----
PLSK     Pulaski Savings Bank (MHC)     Springfield       NJ     MA       SAIF     NASDAQ   04/03/97  20.000   41.40       NA
--------------------------------------                                                                                  -----
PRBC     Prestige Bancorp Inc.          Pleasant Hills    PA     MA       SAIF     NASDAQ   06/27/96  19.250   17.61     21.2
-------                                                                                                                 -----
PSFC     Peoples-Sidney Financial Corp. Sidney            OH     MW       SAIF     NASDAQ   04/28/97  17.250   30.80       NA
-------                                                                                                                 -----
PSFI     PS Financial Inc.              Chicago           IL     MW       SAIF     NASDAQ   11/27/96  18.500   38.36       NA
-------                                                                                                                 -----
PTRS     Potters Financial Corp.        East Liverpool    OH     MW       SAIF     NASDAQ   12/31/93  18.500   17.85     16.1
--------------------------------------                                                                                  -----
PULB     Pulaski Bank, Svgs Bank (MHC)  St. Louis         MO     MW       SAIF     NASDAQ   05/11/94  30.000   62.82     38.5
--------------------------------------                                                                                  -----
QCFB     QCF Bancorp Inc.               Virginia          MN     MW       SAIF     NASDAQ   04/03/95  28.500   39.44     14.5
-------                                                                                                                 -----
RIVR     River Valley Bancorp           Madison           IN     MW       SAIF     NASDAQ   12/20/96  18.125   21.57       NA
-------                                                                                                                 -----
SFED     SFS Bancorp Inc.               Schenectady       NY     MA       SAIF     NASDAQ   06/30/95  24.500   30.16     24.8
-------
SFFC     StateFed Financial Corp.       Des Moines        IA     MW       SAIF     NASDAQ   01/05/94  13.375   20.83     18.6
-------                                                                                                                 -----
SHSB     SHS Bancorp Inc.               Pittsburgh        PA     MA       SAIF     NASDAQ   10/01/97  17.250   14.14       NA
--------------------------------------                                                                                  -----
SKBO     First Carnegie Deposit (MHC)   Carnegie          PA     MA       SAIF     NASDAQ   04/04/97  18.875   43.41       NA
--------------------------------------                                                                                  -----
SMBC     Southern Missouri Bancorp Inc. Poplar Bluff      MO     MW       SAIF     NASDAQ   04/13/94  19.750   31.84     21.5
-------
SOBI     Sobieski Bancorp Inc.          South Bend        IN     MW       SAIF     NASDAQ   03/31/95  19.375   15.10     31.8
-------                                                                                                                 -----
SRN      Southern Banc Co.              Gadsden           AL     SE       SAIF     AMSE     10/05/95  17.750   21.84     42.3
-------                                                                                                                 -----
SSM      Stone Street Bancorp Inc.      Mocksville        NC     SE       SAIF     AMSE     04/01/96  22.125   41.99     24.9
-------                                                                                                                 -----
SZB      SouthFirst Bancshares Inc.     Sylacauga         AL     SE       SAIF     AMSE     02/14/95  20.625   17.48    108.6
-------                                                                                                                 -----
THR      Three Rivers Financial Corp.   Three Rivers      MI     MW       SAIF     AMSE     08/24/95  20.250   16.68     20.1
-------
TPNZ     Tappan Zee Financial Inc.      Tarrytown         NY     MA       SAIF     NASDAQ   10/05/95  20.000   29.76     28.2
-------
TRIC     Tri-County Bancorp Inc.        Torrington        WY     WE       SAIF     NASDAQ   09/30/93  14.750   17.22     18.9
-------
TWIN     Twin City Bancorp              Bristol           TN     SE       SAIF     NASDAQ   01/04/95  14.125   17.97     23.5
-------
UBMT     United Financial Corp.         Great Falls       MT     WE       SAIF     NASDAQ   09/23/86  25.250   30.89     20.7
--------------------------------------
WCFB     Webster City Federal SB (MHC)  Webster City      IA     MW       SAIF     NASDAQ   08/15/94  21.250   44.63     32.7
--------------------------------------
WEHO     Westwood Homestead Fin. Corp.  Cincinnati        OH     MW       SAIF     NASDAQ   09/30/96  14.250   39.65     25.9
-------
WHGB     WHG Bancshares Corp.           Lutherville       MD     MA       SAIF     NASDAQ   04/01/96  15.875   23.21     27.4

Maximum                                                                                               83.000   77.37    108.6
Minimum                                                                                                4.500    4.76      3.5
Average                                                                                               19.666   28.11     25.4
Median                                                                                                18.500   25.59     21.7

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.1 -- Comparative Group Selection (Continued)

                                                                       C
                                                                             Tangible                ROAA    ROAA    ROACE    ROACE
         Price/    Current    Current             Current   Total   Equity/   Equity/  Core   Core  Before  Before  Before   Before
          Core     Price/    Price/Tang  Price/  Dividend   Assets   Assets  T Assets   EPS    EPS   Extra   Extra   Extra    Extra
          EPS    Book Value  Book Value  Assets    Yield    ($000)    (%)       (%)     ($)    ($)    (%)     (%)     (%)      (%)
Ticker    (x)        (%)         (%)       (%)      (%)      MRQ      MRQ       MRQ     LTM    MRQ    LTM     MRQ     LTM      MRQ
------   ------  ----------  ----------  ------  --------  -------  -------  --------  ----   ----  ------  ------  ------   ------
-------                                                               ----
AABC       2.6      143.1       143.1     12.4       --    105,639     8.7      8.7    1.12   1.05   1.44    5.02    22.55    62.33
-------                                                               ----
AFBC      23.4      118.3       118.3     18.2     1.80    105,717    15.4     15.4      NA   0.19   0.88    0.78     6.11     5.06
-------
AFED      20.4      117.8       117.8     17.1     1.28    159,181    13.5     13.5      NA   0.23   0.38    0.79     2.96     5.83
-------
AMFC      22.9      110.4       110.4     15.4     1.70    103,388    13.9     13.9    0.70   0.18   1.03    1.17     6.30     8.14
-------
ASBP      21.1      131.1       131.1     20.4     2.96    112,449    15.6     15.6    0.64   0.16   0.97    0.87     5.89     5.59
-------                                                               ----
BDJI      20.0      157.8       157.8     16.9       --    111,492    10.7     10.7    1.18   0.35   0.65    0.71     5.87     6.50
-------                                                               ----
BFSB      19.1      156.6       156.6     23.2     1.98    139,179    14.1     14.1    1.46   0.37   1.20    1.20     8.39     8.48
-------
BWFC      44.4      180.4       180.4     25.5     1.33    164,854    14.2     14.2    0.35   0.09   1.03    1.46     6.76    10.30
-------                                                               ----
BYFC     165.6       89.7        89.7      8.8     1.51    124,740    10.6     10.6    0.43   0.02   0.29    0.33     2.44     2.97
-------                                                               ----
CBES      19.5      124.3       124.3     21.0     1.83    106,635    16.9     16.9    1.16   0.28   1.24    1.17     6.89     6.81
-------                                                               ----
CCFH        NM      139.0       139.0     14.8     2.79    109,342    10.7     10.7   (0.20) (0.05)  0.14   (0.02)    1.10    (0.23)
-------                                                               ----
CENB      19.8      110.6       110.6     33.5     2.41    100,937    30.3     30.3      NA   1.05   1.58    1.57     6.21     5.20
-------                                                               ----
CFFC      25.5      139.6       139.6     18.4     2.11    183,278    13.2     13.2    1.50   0.26   1.12    0.73     8.18     5.45
-------
CFNC      22.0      126.6       126.6     28.6     1.36    114,069    22.6     22.6      NA   0.20   1.20    1.26     5.52     5.55
-------                                                               ----
CIBI      14.1      130.3       130.3     15.3     2.03     94,328    11.8     11.8    1.05   0.28   0.97    1.01     8.37     8.53
-------                                                               ----
CLAS      67.7      107.4       126.5     16.0     1.72    132,186    14.9     12.9    0.68   0.06   0.81    0.83     5.53     5.61
-------                                                               ----
CNSB      41.4      149.9       149.9     36.5     1.12     97,411    24.3     24.3    0.52   0.13   0.79    0.78     3.20     3.19
-------                                                               ----
DCBI      18.0      117.8       117.8     31.4       --    107,796    26.6     26.6      NA   0.24   1.61    1.74     8.03     6.32
-------                                                               ----
EFBC      24.3      106.4       106.4     38.7     1.82    110,540    36.4     36.4      NA   0.17     NA    1.49       NA     4.04
-------                                                               ----
EGLB      80.2      113.0       113.0     13.4       --    172,160    11.9     11.9    0.34   0.06   0.32    0.24     2.62     2.04
-------                                                               ----
ESX         NM         NM          NM      2.5       --    191,886     7.8      7.8   (1.19) (0.85)  0.12   (1.03)  125.88  (719.41)
-------                                                               ----
ETFS      27.1      101.4       101.4     18.3     0.97    115,949    18.0     18.0    0.73   0.19   0.67    0.72     3.67     4.00
-------
FBNW        NA      111.0       111.0     19.8     1.58    177,870    16.4     16.4      NA     NA   0.85    1.21       NA     9.91
-------
FBSI      14.8      125.4       125.4     17.5     0.77    162,755    13.9     13.9    1.54   0.44   1.20    1.27     8.49     9.48
-------
FCB       35.7      127.6       127.6     30.2     1.00     96,391    23.7     23.7    0.50   0.14   0.83    0.89     3.36     3.75
-------                                                               ----
FCME      19.7      140.7       140.7     13.7       --    148,571     9.8      9.8    4.33   0.19   4.13    0.89    46.76     9.35
-------                                                               ----
FFBI      23.9      116.0       116.0     10.4       --     84,242     8.9      8.9    0.91   0.22  (0.04)   0.56    (0.54)    6.40
-------                                                               ----
FFBS      18.5      147.6       147.6     25.9     2.25    134,952    16.7     16.7    1.20   0.30   1.41    1.36     7.42     7.57
-------                                                               ----
FFDB      15.2      144.1       157.4     13.9     2.35    176,464     9.6      8.9    1.43   0.35   1.03    0.95    10.60     9.99
-------                                                               ----
FFDF      27.4      125.3       125.3     30.5     1.61     88,220    24.3     24.3    0.62   0.17   1.93    1.02     7.83     4.17
-------                                                               ----
FFSL      18.6      126.3       126.3     12.9     1.68    112,523    10.3     10.3    0.68   0.20   0.65    0.72     6.09     7.02
-------                                                               ----
FFWC      16.1      169.4       186.7     16.5     1.73    181,468     9.7      8.9    2.41   0.65   1.05    1.04    10.54    10.77
-------                                                               ----
FFWD      18.5      189.4       189.4     23.5     2.16    166,520    12.4     12.4    0.93   0.25   1.40    1.48    11.07    11.98
-------                                                               ----

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.1 -- Comparative Group Selection (Continued)

                                                                       C
                                                                             Tangible                ROAA    ROAA    ROACE    ROACE
         Price/    Current    Current             Current   Total   Equity/   Equity/  Core   Core  Before  Before  Before   Before
          Core     Price/    Price/Tang  Price/  Dividend   Assets   Assets  T Assets   EPS    EPS   Extra   Extra   Extra    Extra
          EPS    Book Value  Book Value  Assets    Yield    ($000)    (%)       (%)     ($)    ($)    (%)     (%)     (%)      (%)
Ticker    (x)        (%)         (%)       (%)      (%)      MRQ      MRQ       MRQ     LTM    MRQ    LTM     MRQ     LTM      MRQ
------   ------  ----------  ----------  ------  --------  -------  -------  --------  ----   ----  ------  ------  ------   ------
-------                                                               ----
FGHC      17.2      196.0       213.7     16.1     0.65    156,383     8.2      7.6    0.37   0.12   0.66    1.00     7.97    11.97
-------                                                               ----
FKKYD     19.4      136.2       136.2     22.9     4.30    133,255    16.8     16.8    0.52   0.24   0.09    1.13     0.37     6.72
-------
FTF       14.6      168.1       168.1     25.8     2.18    178,710    15.3     15.3    1.63   0.44   1.71    1.72    10.74    11.10
-------                                                               ----
FTNB      31.4      143.7       143.7     35.4     0.94    103,713    24.7     24.7      NA   0.17   1.25    1.33     5.41     5.33
-------                                                               ----
FTSB      16.9      146.8       146.8     23.7     1.61     97,843    16.1     16.1    0.79   0.23   1.22    1.33     7.18     8.25
-------                                                               ----
GOSB        NA         NA          NA       NA       --    154,649     8.1      8.1      NA     NA     NA    0.40       NA       NA
-------                                                               ----
GSFC      26.5      123.0       123.0     43.5     2.44    177,962    35.4     35.4    0.67   0.17   1.58    1.64     4.47     4.58
-------                                                               ----
GSLA      26.5      109.5       109.5     47.2     1.56    131,071    43.1     43.1      NA   0.17   1.31    1.67       NA     3.81
-------                                                               ----
GTPS      35.6      100.3       100.3     22.5     2.16    139,568    20.4     20.4    0.43   0.13   0.53    0.66     2.38     3.15
-------
GUPB      22.0      115.1       115.1     14.8     1.98    109,964    12.8     12.8    0.96   0.23   0.87    0.70     5.47     5.11
-------
HBS        8.1      122.6       126.9     17.4     2.64    152,796    14.2     13.8    1.56   0.66   1.37    2.18     9.41    15.52
-------
HCBB      31.0       94.4        98.0     18.0       --    199,946    19.1     18.5      NA   0.11     NA    0.58       NA     3.08
-------                                                               ----
HFFB      21.6      110.0       110.0     32.1     2.32    108,949    26.9     26.9    0.75   0.20   1.03    1.39     3.80     5.23
-------                                                               ----
HFSA      21.1      112.7       112.7     13.0     2.70    117,364    11.5     11.5    0.91   0.21   0.80    0.65     5.88     5.31
-------                                                               ----
HHFC      19.4      130.4       130.4     15.4     2.98     87,596    11.8     11.8    0.53   0.19   0.30    0.80     2.31     6.60
-------                                                               ----
HMLK      19.7      115.4       115.4     22.3     1.38    161,905    19.3     19.3      NA   0.22   0.37    1.03       NA     5.41
-------                                                               ----
HZFS      14.0      114.4       114.4     11.4     1.53     87,784    10.0     10.0    0.63   0.21   0.81    1.14     7.85    11.52
-------                                                               ----
JXSB      35.6      209.3       209.3     22.1     1.58    164,235    10.6     10.6    0.66   0.20   0.64    0.74     6.04     7.16
-------                                                               ----
KSAV      18.2      136.9       136.9     18.1     2.67    109,937    13.2     13.2    1.31   0.31   1.21    1.10     8.84     8.19
-------                                                               ----
KSBK      14.6      236.0       248.2     17.4     0.38    149,657     7.4      7.0    1.30   0.36   1.07    1.21    14.91    16.68
-------                                                               ----
KYF       17.5      130.1       130.1     21.7     3.40     88,089    16.7     16.7    0.79   0.21   1.15    1.21     6.64     7.26
-------
LOGN      15.9      118.6       118.6     22.4     2.62     85,801    18.9     18.9    0.94   0.24   1.42    1.41     7.28     7.39
-------
MARN      19.1      123.8       123.8     27.2     3.20    179,822    22.0     22.0    1.57   0.36   1.70    1.50     7.49     6.72
-------                                                               ----
MFLR      17.5      170.0       172.7     16.4     2.86    129,033     9.6      9.5    1.30   0.34   1.05    1.04    10.91    10.73
-------                                                               ----
MIFC      14.1      156.5       156.7     14.8     0.71    128,017     9.4      9.4    0.82   0.20   1.27    1.09    13.68    11.66
-------                                                               ----
MONT        NA      105.8       105.8     20.3     1.76    101,986    19.1     19.1      NA     NA   0.69    0.89       NA     4.65
-------                                                               ----
MSBF      22.2      188.8       188.8     31.2     1.44     77,014    16.5     16.5    0.86   0.22   1.50    1.54     8.42     9.16
-------                                                               ----
MWBI      16.4      174.4       174.4     12.1     1.35    149,850     6.9      6.9    0.97   0.27   0.87    1.13    12.54    16.37
-------                                                               ----
NBSI      53.9      151.9       151.9     20.4     1.86    122,081    13.4     13.4    0.67   0.12   0.63    0.37     4.37     2.69
-------
NEIB      15.5      132.2       132.2     19.0     1.66    190,319    14.4     14.4    1.21   0.33   1.20    1.28     7.78     8.66
-------                                                               ----
NTMG      38.4      182.8       182.8     10.1     1.40    105,151     8.3      8.3    0.27   0.07   0.68    0.81    10.98    13.01
-------                                                               ----
NWEQ      15.0      132.5       132.5     16.7     2.91     96,954    11.7     11.7    1.20   0.32   1.03    1.06     8.75     9.23
-------                                                               ----

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.1 -- Comparative Group Selection (Continued)

                                                                       C
                                                                             Tangible                ROAA    ROAA    ROACE    ROACE
         Price/    Current    Current             Current   Total   Equity/   Equity/  Core   Core  Before  Before  Before   Before
          Core     Price/    Price/Tang  Price/  Dividend   Assets   Assets  T Assets   EPS    EPS   Extra   Extra   Extra    Extra
          EPS    Book Value  Book Value  Assets    Yield    ($000)    (%)       (%)     ($)    ($)    (%)     (%)     (%)      (%)
Ticker    (x)        (%)         (%)       (%)      (%)      MRQ      MRQ       MRQ     LTM    MRQ    LTM     MRQ     LTM      MRQ
------   ------  ----------  ----------  ------  --------  -------  -------  --------  ----   ----  ------  ------  ------   ------
-------                                                               ----
PBHC      32.6      249.6       297.0     29.8     0.93    193,005    11.9     10.2    0.96   0.23   1.06    1.01     9.21     8.49
-------                                                               ----
PCBC      19.4      123.6       123.6     23.7     1.72     81,105    19.2     19.2    1.35   0.30   0.93    1.14     4.97     6.10
-------
PDB       18.5      137.2       137.2     22.6     3.86    126,544    16.4     16.4    0.26   0.14  (0.25)   1.34    (1.39)    7.97
-------                                                               ----
PEEK      25.7      118.2       118.2     30.8     2.06    181,242    26.1     26.1    0.67   0.17   1.15    1.09     4.33     4.20
-------                                                               ----
PFED      22.2      106.9       106.9     24.7       --    174,515    23.1     23.1    0.79   0.20   1.10    1.03     4.84     4.49
-------                                                               ----
PFFC      24.6       87.1        87.1     23.7     3.64     86,486    27.2     27.2      NA   0.14   0.59    0.92     2.31     3.39
-------                                                               ----
PLSK      31.3      193.1       193.1     23.1     1.50    178,987    12.0     12.0      NA   0.16   0.64    0.73       NA     6.12
-------                                                               ----
PRBC      20.1      114.0       114.0     12.8     0.62    137,834    11.2     11.2    0.91   0.24   0.62    0.59     5.10     5.27
-------                                                               ----
PSFC      21.6      109.7       109.7     30.0     1.62    102,835    25.3     25.3      NA   0.20   1.04    1.31       NA     5.18
-------                                                               ----
PSFI      24.3      125.3       125.3     46.8     2.60     85,698    37.3     37.3      NA   0.19   2.03    1.98     5.26     5.25
-------                                                               ----
PTRS      18.5      165.0       165.0     14.5     1.08    122,716     8.8      8.8    1.15   0.25   0.98    0.91    10.93    10.07
-------                                                               ----
PULB      34.1      267.1       267.1     34.9     3.67    180,232    13.0     13.0    0.78   0.22   0.67    1.19     5.21     9.16
-------
QCFB      13.7      151.4       151.4     24.9       --    158,192    16.5     16.5    1.96   0.52   1.65    1.63     9.33     9.58
-------
RIVR      17.4      122.5       124.2     15.6     0.88    138,461    12.7     12.6      NA   0.26   0.76    0.90     6.28     7.20
-------
SFED      24.5      138.9       138.9     17.3     1.14    174,093    12.5     12.5    0.99   0.25   0.69    0.68     5.48     5.59
-------
SFFC      22.3      135.7       135.7     23.8     1.50     87,542    17.5     17.5    0.72   0.15   1.28    1.03     7.20     5.86
-------
SHSB        NA         NA          NA       NA       --     88,460    13.3     13.3      NA     NA   0.45    0.66       NA       NA
-------
SKBO      42.9      177.9       177.9     29.5     1.59    147,102    16.6     16.6      NA   0.11   0.59    0.87       NA     5.27
-------
SMBC      23.5      120.7       120.7     19.5     2.53    163,297    16.2     16.2    0.92   0.21   0.93    0.88     5.81     5.41
-------
SOBI      26.9      112.3       112.3     17.9     1.65     84,279    14.8     14.8    0.61   0.18   0.62    0.60     3.88     4.00
-------
SRN       34.1      120.4       121.5     20.6     1.97    106,164    17.1     17.0    0.42   0.13   0.47    0.54     2.77     3.19
-------                                                               ----
SSM       27.7      135.6       135.6     40.1     2.03    104,773    29.6     29.6    0.89   0.20   1.56    1.49     4.57     4.98
-------                                                               ----
SZB       34.4      128.4       128.4     18.0     2.42     97,283    14.0     14.0    0.19   0.15  (0.03)   0.52    (0.20)    3.73
-------
THR       18.8      128.6       129.1     17.7     1.98     94,216    13.8     13.7    1.01   0.27   0.90    0.95     6.48     6.98
-------
TPNZ      29.4      139.3       139.3     23.9     1.40    124,603    17.2     17.2    0.71   0.17   0.85    0.78     4.87     4.60
-------
TRIC      17.6      127.5       127.5     19.5     2.71     88,173    15.3     15.3    0.78   0.21   1.05    0.96     7.13     6.34
-------
TWIN      18.6      129.9       129.9     16.8     2.83    106,931    12.9     12.9    0.60   0.19   0.85    1.08     6.65     8.38
-------                                                               ----
UBMT      19.1      124.8       124.8     30.0     3.96    103,082    24.0     24.0    1.22   0.33   1.41    1.53     6.06     6.52
-------                                                               ----
WCFB      33.2      202.0       202.0     47.2     3.77     94,481    23.4     23.4    0.65   0.16   1.42    1.38     6.09     5.94
-------                                                               ----
WEHO      23.8      100.4       100.4     27.8     1.97    142,878    27.7     27.7    0.55   0.15   1.01    0.56     3.23     1.97
-------                                                               ----
WHGB      23.4      112.1       112.1     23.2     2.02    100,235    20.7     20.7    0.58   0.17   0.52    0.93     2.25     4.37

Maximum  165.6      267.1       297.0     47.2     4.30    199,946    43.1     43.1    4.33   1.05   4.13    5.02   125.88    62.33
Minimum    2.6       87.1        87.1      2.5       --     77,014     6.9      6.9   (1.19) (0.85) (0.25)  (1.03)   (1.39) (719.41)
Average   25.7      137.5       139.0     22.2     1.74    128,396    16.6     16.6    0.90   0.23   0.97    1.05     8.29    (0.31)
Median    21.3      128.4       128.4     20.4     1.71    119,723    14.8     14.6    0.79   0.20   0.97    1.03     6.11     6.22

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.1 -- Comparative Group Selection (Continued)

                               D                 E                                            F
                                                                                 Loans      Loans
                             NPAs/   Loans/   Loans/  Deposits/  Borrowings/   Serviced   Serviced/
         Merger   Current   Assets  Deposits  Assets    Assets      Assets    For Others    Assets
         Target?  Pricing     (%)      (%)      (%)      (%)         (%)        ($000)       (%)
Ticker    (Y/N)     Date      MRQ      MRQ      MRQ      MRQ         MRQ          MRQ        MRQ     Reasons Excluded
------   -------  --------  ------  --------  ------  ---------  -----------  ----------  ---------  ----------------
-------                      ----              -----
AABC        N     12/12/97   1.58     57.86    52.34    90.46          --            NA         NA       C, D, E
-------                      ----              -----
AFBC        N     12/12/97   0.31    113.20    86.57    76.48        7.32            NA         NA       B
-------                                        -----
AFED        N     12/12/97   0.45     55.40    47.07    84.96        0.95            --         --       B, E
-------                                        -----                                                     --------
AMFC        N     12/12/97   0.32    102.43    73.06    71.33       13.06            --         --       Selected
-------                                        -----                                                     --------
ASBP        N     12/12/97   0.90     86.15    68.38    79.37        3.00            --         --       E
-------                                        -----
BDJI        N     12/12/97   0.24     65.08    48.45    74.45       12.76           162       0.15       C, E
-------                                        -----                                                     --------
BFSB        N     12/12/97   0.15    112.70    83.90    74.45       10.78         2,903       2.09       Selected
-------                                                                                                  --------
BWFC        N     12/12/97   0.21    112.88    72.01    63.80       21.23        27,928      16.94       B
-------                      ----
BYFC        N     12/12/97   1.62     97.58    83.95    86.04        2.00            NA         NA       C, D
-------                      ----                                                           ------
CBES        N     12/12/97   0.59    126.14    90.59    71.82        9.14        29,570      27.73       F
-------                                                                                     ------
CCFH        N     12/12/97   0.20    103.98    82.17    79.03        9.15         8,868       8.11       B, C
-------                                        -----
CENB        N     12/12/97   0.25     93.44    64.56    69.09          --            --         --       B, C, E
-------                                        -----                                                     --------
CFFC        N     12/12/97   0.56    126.26    88.35    69.97       15.82         9,610       5.24       Selected
-------                                                                                                  --------
CFNC        N     12/12/97   0.16     93.98    71.26    75.82          --         8,000       7.01       B
-------
CIBI        N     12/12/97   0.53    107.50    84.42    78.53        9.05           445       0.47       C
-------                                        -----
CLAS        N     12/12/97   0.43     89.59    67.32    75.14        8.95            --         --       E
-------                                        -----
CNSB        N     12/12/97   0.50     93.03    69.68    74.91          --        20,744      21.30       B, C, E
-------                                        -----
DCBI        N     12/12/97   0.45    109.07    78.29    71.78        0.93            --         --       B, C
-------                                        -----
EFBC        N     12/12/97     --     65.37    40.30    61.65        0.64            NA         NA       B, C, E
-------                      ----              -----                                        ------
EGLB        N     12/12/97   1.48     94.94    72.65    76.52       10.89        36,765      21.36       B, C, D, F
-------                      ----                                                           ------
ESX         N     12/12/97   1.92    108.86    85.65    78.67       12.39       306,041     159.49       B, C, D, F
-------                      ----              -----                                        ------
ETFS        N     12/12/97   0.27     64.80    49.49    76.37        3.62        39,976      34.48       E, F
-------                      ----              -----                                        ------
FBNW        N     12/12/97   1.67    123.60    75.39    61.00       19.76       129,822      72.99       B, D, F
-------                      ----                                                           ------       --------
FBSI        N     12/12/97   0.13    114.35    84.39    73.80       11.89            14       0.01       Selected
-------                                                                                                  --------
FCB         N     12/12/97     NA        NA       NA    74.89        0.77            NA         NA       B
-------                      ----                                                           ------
FCME        N     12/12/97   1.59     91.39    71.56    78.30       11.76        42,806      28.81       C, D, E
-------                      ----              -----                                        ------
FFBI        N     12/12/97   0.32     83.44    67.21    80.54        9.73        69,011      81.92       C, E, F
-------                                        -----                                        ------       --------
FFBS        N     12/12/97   0.03     90.62    71.00    78.35        3.41           354       0.26       G
-------                                                                                                  --------
FFDB        N     12/12/97   0.98     78.49    70.03    89.21        0.57            NA         NA       C
-------                                        -----
FFDF        N     12/12/97     NA    103.14    66.97    64.93        9.39            NA         NA       C, E
-------                                        -----
FFSL        N     12/12/97   0.99     98.69    66.85    67.75       21.06         2,200       1.96       C, E
-------                                        -----
FFWC        N     12/12/97   0.18    104.83    66.40    63.34       25.79        22,787      12.56       C, E
-------                                        -----                                        ------
FFWD        N     12/12/97   0.03    110.66    82.06    74.15       12.63        37,221      22.35       F
-------                                                                                     ------

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.1 -- Comparative Group Selection (Continued)

                               D                 E                                            F
                                                                                 Loans      Loans
                             NPAs/   Loans/   Loans/  Deposits/  Borrowings/   Serviced   Serviced/
         Merger   Current   Assets  Deposits  Assets    Assets      Assets    For Others    Assets
         Target?  Pricing     (%)      (%)      (%)      (%)         (%)        ($000)       (%)
Ticker    (Y/N)     Date      MRQ      MRQ      MRQ      MRQ         MRQ          MRQ        MRQ     Reasons Excluded
------   -------  --------  ------  --------  ------  ---------  -----------  ----------  ---------  ----------------
-------                      ----
FGHC        N     12/12/97   1.41    105.35    85.03    80.71        8.85            --         --       C, D
-------                      ----
FKKYD       N     12/12/97     --    145.28    92.71    63.82       17.89            --         --       B
-------                                                                                                  --------
FTF         N     12/12/97   0.07    103.68    83.08    80.13        2.79        23,362      13.07       Selected
-------                                                                                                  --------
FTNB        N     12/12/97   0.86    133.46    87.17    65.31        8.19            NA         NA       B, C
-------                      ----
FTSB        N     12/12/97   1.91    124.42    91.37    73.44        9.04            --         --       D
-------                      ----
GOSB        N     12/12/97     NA        NA       NA    62.41          --            NA         NA       B, C
-------
GSFC        N     12/12/97   0.10    114.47    72.46    63.30          --            --         --       C
-------                                        -----
GSLA        N     12/12/97   0.01     85.99    36.77    42.76       13.00            --         --       B, C, E
-------                                        -----
GTPS        N     12/12/97   0.01    100.56    78.95    78.51          --            NA         NA       B
-------                                        -----
GUPB        N     12/12/97   0.29     97.89    53.72    54.88       31.24            --         --       E
-------                                        -----                                                     --------
HBS         N     12/12/97   0.67     97.44    75.44    77.42        6.87            --         --       Selected
-------                                        -----                                                     --------
HCBB        N     12/12/97     NA     69.89    51.89    74.25        5.00            NA         NA       B, E
-------                                        -----
HFFB        N     12/12/97     --    102.71    73.91    71.96          --            --         --       C
-------                                        -----
HFSA        N     12/12/97   0.09     76.50    49.43    64.61       22.58         9,071       7.73       C, E
-------                                        -----
HHFC        N     12/12/97   0.11     79.16    51.58    65.15       22.43           262       0.30       C, E
-------                                        -----
HMLK        N     12/12/97     --     47.25    37.61    79.60          --         1,683       1.04       B, E
-------                                        -----
HZFS        N     12/12/97   0.71     97.51    62.52    64.12       25.16         1,592       1.81       C, E
-------                                        -----                                        ------
JXSB        N     12/12/97   0.79     90.76    79.43    87.51        0.16        81,067      49.36       A, B, C, F
-------                                                                                     ------       --------
KSAV        N     12/12/97   0.53    107.50    84.55    78.65        7.28            --         --       Selected
-------                      ----                                                           ------       --------
KSBK        N     12/12/97   1.39    107.81    77.38    71.77       19.43        75,073      50.16       C, D, F
-------                      ----              -----                                        ------
KYF         N     12/12/97   0.04     90.77    56.42    62.15       20.17            --         --       E
-------                                        -----                                                     --------
LOGN        N     12/12/97   0.49     99.17    71.36    71.96        6.41            --         --       Selected
-------                      ----                                                                        --------
MARN        N     12/12/97   1.08    127.59    85.56    67.05        8.06        32,236      17.93       D
-------                      ----              -----                                        ------
MFLR        N     12/12/97   0.57     71.93    56.52    78.57       10.85        31,599      24.49       C, E, F
-------                                        -----                                        ------
MIFC        N     12/12/97     NA     74.65    52.12    69.82       19.53            NA         NA       C, E
-------                                        -----
MONT        N     12/12/97   0.73    125.36    89.00    71.00        8.26            --         --       B
-------                      ----              -----                                        ------
MSBF        N     12/12/97   0.02    169.02    92.01    54.44       27.61        33,411      43.38       F
-------                      ----              -----                                        ------
MWBI        N     12/12/97   0.81     86.57    61.14    70.62       21.69            --         --       C, E
-------                                        -----
NBSI        N     12/12/97     --    104.73    62.73    59.90       23.84           131       0.11       B, E
-------                                        -----                                                     --------
NEIB        N     12/12/97   0.17    175.42    89.38    50.95       34.15         2,061       1.08       Selected
-------                                                                                     ------       --------
NTMG        N     12/12/97     NA    111.58    88.08    78.94        9.99       368,095     350.06       B, C, F
-------                      ----                                                           ------
NWEQ        N     12/12/97   1.42    127.25    82.18    64.58       23.09        25,821      26.63       C, D, F
-------                      ----                                                           ------

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.1 -- Comparative Group Selection (Continued)

                               D                 E                                            F
                                                                                 Loans      Loans
                             NPAs/   Loans/   Loans/  Deposits/  Borrowings/   Serviced   Serviced/
         Merger   Current   Assets  Deposits  Assets    Assets      Assets    For Others    Assets
         Target?  Pricing     (%)      (%)      (%)      (%)         (%)        ($000)       (%)
Ticker    (Y/N)     Date      MRQ      MRQ      MRQ      MRQ         MRQ          MRQ        MRQ     Reasons Excluded
------   -------  --------  ------  --------  ------  ---------  -----------  ----------  ---------  ----------------
-------                                        -----
PBHC        N     12/12/97   0.91     73.80    59.68    80.87        6.40            --         --       A, C, E
-------                                        -----
PCBC        N     12/12/97   0.03     21.97    16.44    74.83        5.55            --         --       E
-------                                        -----
PDB         N     12/12/97   0.63    123.82    83.07    67.08       15.45        10,506       8.30       B
-------                                        -----
PEEK        N     12/12/97   0.66     35.78    26.03    72.75          --            --         --       C, E
-------                                        -----
PFED        N     12/12/97   0.24     54.05    39.73    73.50        1.72            --         --       E
-------                                        -----
PFFC        N     12/12/97     --     84.64    60.45    71.43          --            --         --       B, C, E
-------                                        -----
PLSK        N     12/12/97   0.65     67.24    56.62    84.21        3.17            --         --       A, B, E
-------                                        -----
PRBC        N     12/12/97   0.33    103.90    67.89    65.34       22.62            --         --       C, E
-------                                        -----
PSFC        N     12/12/97   0.78    120.18    89.29    74.29          --            --         --       B, C
-------                                        -----
PSFI        N     12/12/97   0.68     86.24    41.58    48.21        9.92            --         --
-------                                        -----
PTRS        N     12/12/97   0.44     78.90    64.84    82.19        8.03           459       0.37       B, C, E
-------                                        -----
PULB        N     12/12/97   0.20     95.56    79.58    83.28        1.22        26,489      14.70       A, B
-------                                        -----
QCFB        N     12/12/97   0.24     62.15    41.07    66.09       13.43            NA         NA       E
-------                                        -----
RIVR        N     12/12/97   0.71     98.31    82.13    83.54        2.17            NA         NA       B
-------                                                                                                  --------
SFED        N     12/12/97   0.71     86.44    74.40    86.08          --         3,771       2.17       Selected
-------                      ----                                                                        --------
SFFC        N     12/12/97   2.19    130.17    77.82    59.78       21.70            --         --       D
-------                      ----              -----
SHSB        N     12/12/97   1.42     89.35    65.63    73.46       12.05            NA         NA       B, C, D, E
-------                      ----              -----
SKBO        N     12/12/97     NA     80.98    42.39    52.35       29.42            NA         NA       A, B, E
-------                                        -----
SMBC        N     12/12/97   0.88     96.07    69.00    71.83       10.74            --         --       E
-------                                        -----                                                     --------
SOBI        N     12/12/97   0.13    110.72    76.81    69.37       15.44            --         --       Selected
-------                                        -----                                                     --------
SRN         N     12/12/97     --     43.79    35.93    82.04          --            NA         NA       B, E
-------                                        -----
SSM         N     12/12/97     --    135.09    86.03    63.68        4.82            --         --       C
-------
SZB         N     12/12/97   0.53    114.80    73.80    64.29       19.01            --         --       B
-------                                        -----
THR         N     12/12/97   0.87    105.19    67.97    64.62       19.89            NA         NA       E
-------                      ----              -----
TPNZ        N     12/12/97   1.16     57.25    46.56    81.33          --            --         --       D, E
-------                      ----              -----
TRIC        N     12/12/97     --     83.25    44.68    53.66       29.89           157       0.18       E
-------                                        -----                                        ------
TWIN        N     12/12/97   0.08     84.74    71.02    83.81        0.94        58,017      54.26       F
-------                                        -----                                        ------
UBMT        N     12/12/97   0.35     47.48    33.21    69.95        4.85            NA         NA       C, E
-------                                        -----
WCFB        N     12/12/97   0.07     76.90    57.76    75.11        0.27            --         --       A, E
-------                                        -----
WEHO        N     12/12/97     --    129.96    78.26    60.22       11.74         2,484       1.74       C
-------                                                                                                  --------
WHGB        N     12/12/97   0.15    108.52    79.50    73.26        3.99         9,045       9.02       Selected
                                                                                                         --------
Maximum                      2.19    175.42    92.71    90.46       34.15       368,095     350.06
Minimum                        --     21.97    16.44    42.76          --            --         --
Average                      0.54     95.94    67.90    71.66       10.07        20,670      15.62
Median                       0.43     97.55    71.14    73.01        9.00           162       0.18

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

                   Exhibit VI.2 -- Comparative Group Selected

                                                                         Deposit                     Current  Current   Price/
                                                                        Insurance                     Stock    Market    LTM
                                                                         Agency                       Price    Value   Core EPS
Ticker   Short Name                     City            State  Region  (BIF/SAIF) Exchange  IPO Date   ($)      ($M)     (x)
------   ----------                     ----            -----  ------  ---------- --------  -------- -------  -------  --------
AMFC     AMB Financial Corp.            Munster           IN     MW       SAIF     NASDAQ   04/01/96  16.500   15.90     23.6
BFSB     Bedford Bancshares Inc.        Bedford           VA     SE       SAIF     NASDAQ   08/22/94  28.250   32.27     19.4
CFFC     Community Financial Corp.      Staunton          VA     SE       SAIF     NASDAQ   03/30/88  26.500   33.84     17.7
FBSI     First Bancshares Inc.          Mountain Grove    MO     MW       SAIF     NASDAQ   12/22/93  26.000   28.43     16.9
FTF      Texarkana First Financial Corp Texarkana         AR     SE       SAIF     AMSE     07/07/95  25.750   46.02     15.8
HBS      Haywood Bancshares Inc.        Waynesville       NC     SE       BIF      AMSE     12/18/87  21.250   26.57     13.6
KSAV     KS Bancorp Inc.                Kenly             NC     SE       SAIF     NASDAQ   12/30/93  22.500   19.92     17.2
LOGN     Logansport Financial Corp.     Logansport        IN     MW       SAIF     NASDAQ   06/14/95  15.250   19.22     16.2
NEIB     Northeast Indiana Bancorp      Huntington        IN     MW       SAIF     NASDAQ   06/28/95  20.500   36.14     16.9
SFED     SFS Bancorp Inc.               Schenectady       NY     MA       SAIF     NASDAQ   06/30/95  24.500   30.16     24.8
SOBI     Sobieski Bancorp Inc.          South Bend        IN     MW       SAIF     NASDAQ   03/31/95  19.375   15.10     31.8
WHGB     WHG Bancshares Corp.           Lutherville       MD     MA       SAIF     NASDAQ   04/01/96  15.875   23.21     27.4

Maximum                                                                                               28.250   46.02     31.8
Minimum                                                                                               15.250   15.10     13.6
Average                                                                                               21.854   27.23     20.1
Median                                                                                                21.875   27.50     17.4

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.2 -- Comparative Group Selected (Continued)

                                                                             Tangible                ROAA    ROAA    ROACE    ROACE
         Price/    Current    Current             Current   Total   Equity/   Equity/  Core   Core  Before  Before  Before   Before
          Core     Price/    Price/Tang  Price/  Dividend   Assets   Assets  T Assets   EPS    EPS   Extra   Extra   Extra    Extra
          EPS    Book Value  Book Value  Assets    Yield    ($000)    (%)       (%)     ($)    ($)    (%)     (%)     (%)      (%)
Ticker    (x)        (%)         (%)       (%)      (%)      MRQ      MRQ       MRQ     LTM    MRQ    LTM     MRQ     LTM      MRQ
------   ------  ----------  ----------  ------  --------  -------  -------  --------  ----   ----  ------  ------  ------   ------
AMFC      22.9      110.4       110.4     15.4     1.70    103,388    13.9     13.9    0.70   0.18   1.03    1.17     6.30     8.14
BFSB      19.1      156.6       156.6     23.2     1.98    139,179    14.1     14.1    1.46   0.37   1.20    1.20     8.39     8.48
CFFC      25.5      139.6       139.6     18.4     2.11    183,278    13.2     13.2    1.50   0.26   1.12    0.73     8.18     5.45
FBSI      14.8      125.4       125.4     17.5     0.77    162,755    13.9     13.9    1.54   0.44   1.20    1.27     8.49     9.48
FTF       14.6      168.1       168.1     25.8     2.18    178,710    15.3     15.3    1.63   0.44   1.71    1.72    10.74    11.10
HBS        8.1      122.6       126.9     17.4     2.64    152,796    14.2     13.8    1.56   0.66   1.37    2.18     9.41    15.52
KSAV      18.2      136.9       136.9     18.1     2.67    109,937    13.2     13.2    1.31   0.31   1.21    1.10     8.84     8.19
LOGN      15.9      118.6       118.6     22.4     2.62     85,801    18.9     18.9    0.94   0.24   1.42    1.41     7.28     7.39
NEIB      15.5      132.2       132.2     19.0     1.66    190,319    14.4     14.4    1.21   0.33   1.20    1.28     7.78     8.66
SFED      24.5      138.9       138.9     17.3     1.14    174,093    12.5     12.5    0.99   0.25   0.69    0.68     5.48     5.59
SOBI      26.9      112.3       112.3     17.9     1.65     84,279    14.8     14.8    0.61   0.18   0.62    0.60     3.88     4.00
WHGB      23.4      112.1       112.1     23.2     2.02    100,235    20.7     20.7    0.58   0.17   0.52    0.93     2.25     4.37

Maximum   26.9      168.1       168.1     25.8     2.67    190,319    20.7     20.7    1.63   0.66   1.71    2.18    10.74    15.52
Minimum    8.1      110.4       110.4     15.4     0.77     84,279    12.5     12.5    0.58   0.17   0.52    0.60     2.25     4.00
Average   19.1      131.1       131.5     19.6     1.93    138,731    14.9     14.9    1.17   0.32   1.11    1.19     7.25     8.03
Median    18.6      128.8       129.6     18.3     2.00    145,988    14.1     14.0    1.26   0.29   1.20    1.19     7.98     8.17

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------

             Exhibit VI.2 -- Comparative Group Selected (Continued)

                                                                                 Loans      Loans
                             NPAs/   Loans/   Loans/  Deposits/  Borrowings/   Serviced   Serviced/
         Merger   Current   Assets  Deposits  Assets    Assets      Assets    For Others    Assets
         Target?  Pricing     (%)      (%)      (%)      (%)         (%)        ($000)       (%)
Ticker    (Y/N)     Date      MRQ      MRQ      MRQ      MRQ         MRQ          MRQ        MRQ     Reasons Excluded
------   -------  --------  ------  --------  ------  ---------  -----------  ----------  ---------  ----------------
AMFC        N     12/12/97   0.32    102.43    73.06    71.33       13.06           --         --        Selected
BFSB        N     12/12/97   0.15    112.70    83.90    74.45       10.78        2,903       2.09        Selected
CFFC        N     12/12/97   0.56    126.26    88.35    69.97       15.82        9,610       5.24        Selected
FBSI        N     12/12/97   0.13    114.35    84.39    73.80       11.89           14       0.01        Selected
FTF         N     12/12/97   0.07    103.68    83.08    80.13        2.79       23,362      13.07        Selected
HBS         N     12/12/97   0.67     97.44    75.44    77.42        6.87           --         --        Selected
KSAV        N     12/12/97   0.53    107.50    84.55    78.65        7.28           --         --        Selected
LOGN        N     12/12/97   0.49     99.17    71.36    71.96        6.41           --         --        Selected
NEIB        N     12/12/97   0.17    175.42    89.38    50.95       34.15        2,061       1.08        Selected
SFED        N     12/12/97   0.71     86.44    74.40    86.08          --        3,771       2.17        Selected
SOBI        N     12/12/97   0.13    110.72    76.81    69.37       15.44           --         --        Selected
WHGB        N     12/12/97   0.15    108.52    79.50    73.26        3.99        9,045       9.02        Selected

Maximum                      0.71    175.42    89.38    86.08       34.15       23,362      13.07
Minimum                      0.07     86.44    71.36    50.95          --           --         --
Average                      0.34    112.05    80.35    73.11       10.71        4,231       2.72
Median                       0.25    108.01    81.29    73.53        9.03        1,038       0.55

Source: SNL & F&C calculations

                                     LETTERS

                                        March 31, 1998


Board of Directors
Douglas Savings Bank
14 North Dryden Avenue
Arlington Heights, Illinois

Gentlemen:

     All capitalized terms not otherwise defined in this letter have the meanings given such terms in the Plan of Conversion adopted by the Board of Directors of Douglas Savings Bank, Arlington Heights, Illinois, ("Bank") on February 4, 1998.

     It is our understanding that, pursuant to Office of Thrift Supervision regulations, subscription rights are non-transferable. Persons violating such prohibition may lose their rights to purchase stock in the Conversion and be subject to other possible sanctions.

     Because the Subscription Rights to purchase shares of Common Stock in the Bank to be issued to the Bank's employee stock benefit plans, depositors of the Bank, and to other members of the Bank will be acquired by such recipients, without cost, will be non-transferable and of short duration and will afford the recipients the right only to purchase shares of Common Stock at the same price as will paid by members of the general public in a Community Offering, we are of the opinion that:

     (1) the Subscription Rights will have no ascertainable fair market value and,

     (2) the price at which the Subscription Rights are exercisable will not be more or less than the fair market value of the shares on the date of exercise.

                                        Sincerely,

                                        Ferguson & Company

                                        /s/ Charles M. Herbert

                                        Charles M. Hebert
                                        Principal

                                        March 31, 1998


Board of Directors
Douglas Savings Bank
14 North Dryden Avenue
Arlington Heights, Illinois

Directors:

     We hereby consent to the use of our firm's name in the Form AC Application for Conversion of Douglas Savings Bank, and any amendments thereto, in the Form S-1 Registration Statement of Ben Franklin Financial, Inc. and any amendments thereto, and in the Application H- (e) 1-S for Ben Franklin Financial, Inc. We also hereby consent to the inclusion of, summary of, and references to our Appraisal Report and our opinion concerning subscription rights in such filings including the Prospectus of Ben Franklin Financial, Inc.

                                        Sincerely,

                                        /s/ Charles M. Herbert

                                        Charles M. Hebert
                                        Principal

                                                 December 5, 1997


Board of Directors
Douglas Savings Bank
14 North Dryden Avenue
Arlington Heights, Illinois  60004

Dear Directors:

     This letter sets forth the agreement between Douglas Savings Bank ("Douglas Savings" or "Bank"), Arlington Heights, Illinois, and Ferguson & Company ("F&C"), Hurst, Texas, under the terms of which Douglas Savings has engaged F&C, in connection with its conversion from mutual to stock form, to (1) determine the pro forma market value of the shares of common stock to be issued and sold by Douglas Savings' holding company; and (2) assist Douglas Savings in preparing a business plan to be filed with the application for approval to convert to stock.

     F&C agrees to deliver the written valuation and business plan to Douglas Savings at the above address on or before a mutually agreed upon date. Further, F&C agrees to perform such other services as are necessary or required in connection with comments from the applicable regulatory authorities relating to the business plan and appraisal and the preparation of appraisal updates as requested by Douglas Savings or its counsel. It is understood that the services of F&C under this agreement shall be limited as herein described.

     F&C's fee for the business plan and initial appraisal valuation report and any required updates shall be $20,000. In addition, Douglas Savings shall reimburse F&C for all out-of-pocket expenses, which will be reviewed by the Board of Directors of Douglas Savings prior to payment. Payment under this agreement shall be made as follows:

     1. Five thousand dollars ($5,000) upon execution of this engagement letter.

     2.   Five thousand dollars ($5,000) upon delivery of the business plan.

     3.   Ten  thousand  dollars   ($10,000)  upon  delivery  of  the  completed
          appraisal report.

     4.   Out-of-pocket expenses are to be paid monthly.

     If, during the course of Douglas Savings' conversion, unforeseen events occur so as to change materially the nature or the work content of the services described in this contract, the terms of the contract shall be subject to renegotiation. Such unforeseen events shall include, but not be limited to, major changes in the conversion regulations, appraisal guidelines or processing procedures as they relate to conversion appraisals, major changes in Douglas Savings' management or operating policies, execution of a merger agreement with another institution prior to completion of conversion, and excessive delays or suspension of processing of conversions by the regulatory authorities such that completion of Douglas Savings' conversion requires the preparation by F&C of a new appraisal report or business plan, excluding appraisal updates during the course of the engagement.

Board of Directors
December 5, 1997
Page 2


     To induce F&C to provide the services described above, Douglas Savings hereby agrees as follows:

     1. Douglas Savings shall supply in a timely manner to F&C such information with respect to its business and financial condition as F&C reasonably may request in order to make the aforesaid valuation. Such information made available to F&C shall include, but not be limited to, annual financial statements, periodic regulatory filings, material agreements, debt instruments and corporate books and records.

     2. Douglas Savings hereby represents and warrants, to the best of its knowledge, that any information provided to F&C does not and will not, at any time relevant hereto, contain any misstatement or untrue statement of a material fact or omit any and all material facts required to be stated therein or necessary to make the statements therein not false or misleading in light of the circumstances under which they were made.

     3. (a) Douglas Savings shall indemnify and hold harmless F&C and any employees of F&C who act for or on behalf of F&C in connection with the services called for under this agreement, from and against any and all loss, cost, damage, claim, liability or expense of any kind, including reasonable attorneys fees and other expenses incurred in investigating, preparing to defend and defending any claim or claims (specifically including, but not limited to, claims under federal and state securities laws) arising out of any misstatement or untrue statement of a material fact contained in the information supplied by Douglas Savings to F&C or by an omission to state a material fact in the information so provided which is required to be stated therein in order to make the statement therein not false or misleading.

          (b) F&C shall not be entitled to indemnification pursuant to Paragraph 3(a) above with regard to any claim arising where, with regard to the basis for such claim, F&C had knowledge that a statement of a fact material to the evaluation and contained in the information supplied by Douglas Savings was untrue or had knowledge that a material fact was omitted from the information so provided and that such material fact was necessary in order to make the statement made to F&C not false or misleading.

          (c) F&C additionally shall not be entitled to indemnification pursuant to Paragraph 3(a) above notwithstanding its lack of actual knowledge of an intentional misstatement or omission of a material fact in the information provided if F&C is determined to have been negligent or to have failed to exercise due diligence in the preparation of its valuation.

     Douglas Savings and F&C are not affiliated, and neither Douglas Savings nor F&C has an economic interest in, or held in common with, the other and has not derived a significant portion of its gross revenue, receipts or net income for any period from transactions with the other.

     In order for F&C to consider this proposal binding, please acknowledge your consent to the foregoing by executing the enclosed copies of this letter and returning one copy to us, together with a check payable to Ferguson & Company in the amount of $5,000. The extra copy of this letter is for your conversion counsel.

                                        Yours very truly,

                                        /s/ Charles M. Herbert

                                        Charles M. Hebert
                                        Principal

Agreed to ($5,000 check enclosed):

Douglas Savings Bank
Arlington Heights, Illinois


By: ______________________________